UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03752

THE MANAGERS FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2008 – December 31, 2008 (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Funds

December 31, 2008

Managers AMG Essex Large Cap Growth Fund

Managers International Equity Fund

Managers Emerging Markets Equity Fund

Managers Global Bond Fund

Managers Money Market Fund

AR001-1208

The Managers Funds

Annual Report—December 31, 2008

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	3

INVESTMENT MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers AMG Essex Large Cap Growth Fund	4

Managers International Equity Fund	9

Managers Emerging Markets Equity Fund	18

Managers Global Bond Fund	25

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	34

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	35

Funds’ balance sheet, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	36
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	37
Detail of changes in Fund assets for the past two years

MANAGERS MONEY MARKET FUND FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	39

Fund balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statements of Operations	39
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the past two periods

Statements of Changes in Net Assets	40
Detail of changes in Fund assets for the past three periods

FINANCIAL HIGHLIGHTS	41

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	43

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50

TRUSTEES AND OFFICERS	51

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

2008 will go down in the history books as one of the most challenging investment periods in decades. Equities sank and Treasuries soared amid ongoing reports of deteriorating credit conditions and weakening economic growth in both the U.S. and abroad. The epicenter of the crisis continued to be in the financial sector, where escalating concerns about toxic mortgage assets culminated in a crisis of confidence in the strength of our most prominent financial institutions. As the trust that is so sorely needed between counterparties across the global financial system evaporated, so did the availability of credit. The scarce availability of credit, along with high levels of leverage, led to numerous firm mergers, bailouts and failures. While the total number of financial firm failures fell well short of levels reached during previous periods of crises, the casualties among the largest and most well-regarded corporations has been unprecedented. The list of firms included the likes of Bear Stearns, Lehman Brothers, Countrywide Financial, Washington Mutual, American International Group, Wachovia, Fannie Mae, Freddie Mac, Citigroup, Merrill Lynch and others.

Meanwhile, the U.S. Government, along with other global leaders, took unprecedented steps to attempt to resolve the credit crisis, contain the damage to real economies, and attempt to restore investor confidence. While the previous U.S. administration, via the Treasury and the Federal Reserve, acted aggressively in an attempt to alleviate the problems associated with the crisis, their efforts will likely require more time before we start to see meaningful results.

The impact of the credit crisis on the equity markets was widespread and severe across all market capitalizations. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -37.6%, -33.8% and -37.3%, respectively. In contrast to calendar year 2007, value indices outperformed their growth counterparts for the period, with the Russell 3000® Value Index falling -36.3% while the Russell 3000® Growth Index declined -38.4%. Within the Russell 3000® Index, all sectors declined sharply, with financials leading the way, dropping -49.8% followed by materials, which fell -47.1%. The more defensive sectors such as consumer staples and health care held up the best, losing -16.6% and -23.4%, respectively. After several years of strong relative performance versus their domestic counterparts, developed international stocks suffered even steeper declines for the period, as the U.S. Dollar strengthened sharply against several major currencies. The MSCI EAFE Index, a barometer for the performance of developed foreign equities, declined -43.4% while the MSCI Emerging Markets Index sank -53.3%.

Within the fixed income markets, performance varied notably along the credit spectrum, as higher-quality securities easily outperformed lower-quality issues. For the period, the Barclays Capital U.S. Treasury Index gained +13.7% while the Barclays Capital U.S. High Yield Index returned -26.2%. Broader fixed income indexes held up reasonably well, with the Barclays Capital U.S. Aggregate Index and the Barclays Capital Global Aggregate Ex-U.S. Dollar Index gaining +5.2% and +4.4%, respectively.

Against this backdrop, the Managers AMG Essex Large Cap Growth Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, and the Managers Global Bond Fund, (each a “Fund” and collectively the “Funds”), generated mostly disappointing absolute and relative returns in this challenging environment, as detailed below. (Note that unless otherwise stated, all performance cited in these commentaries is in U.S. dollars.)

Periods Ended 12/31/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers AMG Essex Large Cap Growth Fund	(37.96)%	(41.71)%	(11.22)%	(5.24)%	(3.26)%	8.65%	6/1/1984
Russell 1000® Growth Index	(32.31)%	(38.44)%	(9.11)%	(3.42)%	(4.27)%	N/A	6/1/1984
S&P 500 Index	(28.48)%	(37.00)%	(8.36)%	(2.19)%	(1.38)%	10.18%	6/1/1984

Managers International Equity Fund	(40.59)%	(48.92)%	(9.19)%	(0.11)%	(0.31)%	7.57%	12/31/1985
MSCI EAFE Index	(36.41)%	(43.38)%	(7.35)%	1.66%	0.80%	7.27%	12/31/1985
Managers Emerging Markets Equity Fund	(50.11)%	(54.95)%	(7.75)%	6.03%	9.96%	6.57%	2/9/1998
MSCI EM Index (Net)	(47.11)%	(53.33)%	(4.91)%	7.66%	9.02%	N/A	2/9/1998
MSCI EM Index (Gross)	(47.01)%	(53.18)%	(4.62)%	8.02%	9.31%	5.78%	2/9/1998

Managers Global Bond Fund	(11.71)%	(10.01)%	1.24%	1.58%	2.80%	4.54%	3/25/1994
Barclays Capital Global Aggregate Index	1.22%	4.79%	6.95%	5.01%	5.22%	N/A	3/25/1994
Money Market Fund	1.17%	2.73%	4.08%	3.19%	3.27%	4.79%	6/1/1984
Merrill 3 Month T-Bill	0.85%	2.06%	3.97%	3.25%	3.45%	N/A	6/1/1984

Letter to Shareholders (continued)

As noted above, for the year ended December 31, 2008, the Managers AMG Essex Large Cap Growth Fund (“Essex Large Cap Growth”) returned -41.71%, underperforming the Russell 1000® Growth Index, which returned -38.44%. The primary driver of Essex Large Cap Growth’s underperformance for the year was weak relative stock performance in the industrials and information technology sectors. In technology, several of Essex Large Cap Growth’s largest detractors for the year were sold during the fourth quarter, including Brocade Communications Systems Inc. (-56.4%) and Research In Motion Ltd. (-73.6%). In the industrials sector, Essex Large Cap Growth’s top detractors from performance included DryShips Inc. (-84.6%) and Walter Industries, Inc. (-81.8%). Partially offsetting the aforementioned detractors was solid sector positioning and strong relative stock performance with respect to Essex Large Cap Growth’s exposure to the resilient health care sector.

As noted above, for the year ended December 31, 2008, the Managers International Equity Fund (“International Equity”) returned -48.92%, compared with a return of -43.38% for its benchmark, the MSCI EAFE Index. Despite this recent performance difficulty, International Equity has maintained a solid track record since 2004 when International Equity’s current subadvisors collectively began managing this portfolio. In fact, 2008 is the first year since 2004 that International Equity has underperformed its benchmark. For the year, weak relative performance compared with that of the MSCI EAFE Index was driven by stock-selection difficulties in the consumer discretionary, energy, and financials sectors. Also, country positioning, more specifically exposure to non-benchmark countries such as Brazil and South Korea, detracted from performance. This exposure had been, at least partially, a driver of the solid performance generated in International Equity in the years prior to 2008. Despite the challenging performance of two of the three subadvisors, Lazard Asset Management, LLC, International Equity’s global thematic subadvisor, did add value relative to the benchmark based on its thematic investment approach, including its exposure to the Japanese market and its exposure to gold related equities.

As noted in the table above, for the fiscal year ended December 31, 2008, the Managers Emerging Markets Equity Fund (“Emerging Markets”) returned -54.95% in 2008, compared with a return of -53.33% for its benchmark, the MSCI Emerging Markets (MSCI EM) Index. The Fund’s performance held up better than the Index during the first half of the year, only to lose ground in the second half leading to underperformance for the year. The Fund’s holdings in Russia provided the biggest boost to performance during the first half. However, the impact of rapidly falling commodity prices, combined with an onslaught of selling by some of the market’s larger investors to cover margin calls caused Russia to reverse course. The Fund’s overweight to the Russian market during the second half detracted from relative performance. A modest overweight to India also weighed on performance results. The Fund’s performance within Brazil trailed the country’s return, held back mainly by TAM, an airline company which was down 65% for the year. On a positive note, the Fund’s performance in China was better than the Index as the main contributors to the strong relative performance in China were China Railway Construction (+5.6%), and Ping An Insurance (+56.3%). Despite the challenging performance during 2008, the Fund has delivered strong absolute performance over the trailing 5 and 10 year periods.

As noted in the table above, for the year ended December 31, 2008, Managers Global Bond Fund (“Global Bond”) returned -10.01%, compared with a return of +4.79% for the Barclays Capital Global Aggregate Bond Index. The main driver of this underperformance was Global Bond’s overweight in corporate bonds, and a related underweight in U.S. Treasuries. Country allocation was marginally negative during the year, as all major global bond markets had positive local returns, but the underweight to U.S. Treasuries outweighed any benefit. Conversely, Global Bond’s currency strategy was a positive contributor to relative performance during the period. An underweight in the Canadian Dollar and the Euro, combined with a reduction in the exposure to non-Japanese Asian currencies during the second half of the year all contributed favorably.

The following report covers the one-year period ended December 31, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner Managers Investment Group LLC

About Your Funds’ Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2008	Expense Ratio for the Period	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period*
Managers AMG Essex Large Cap Growth Fund
Based on Actual Fund Return	1.29%	$1,000	$620	$5.25
Based on Hypothetical 5% Annual Return	1.29%	$1,000	$1,019	$6.55
Managers International Equity Fund
Based on Actual Fund Return	1.48%	$1,000	$594	$5.93
Based on Hypothetical 5% Annual Return	1.48%	$1,000	$1,018	$7.51
Managers Emerging Markets Equity Fund
Based on Actual Fund Return	1.77%	$1,000	$499	$6.67
Based on Hypothetical 5% Annual Return	1.77%	$1,000	$1,016	$8.97
Managers Global Bond Fund
Based on Actual Fund Return	1.10%	$1,000	$878	$5.19
Based on Hypothetical 5% Annual Return	1.10%	$1,000	$1,020	$5.58
Managers Money Market Fund [1]
Based on Actual Fund Return	0.26%	$1,000	$1,012	$2.13
Based on Hypothetical 5% Annual Return	0.26%	$1,000	$1,023	$2.14

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.
[1]	Effective December 1, 2007, the Money Market Fund changed its fiscal year end from November 30 to December 31.

Managers AMG Essex Large Cap Growth Fund

Portfolio Manager’s Comments

For the year ended December 31, 2008, the Managers AMG Essex Large Cap Growth Fund (the “Fund”) returned -41.71%, underperforming the Russell 1000® Growth Index, which returned -38.44%.

THE PERIOD IN REVIEW:

The past quarter and year rank among the most challenging investment periods in a generation. While we have previously outlined the probabilities of further market volatility and economic weakness, the unprecedented speed and severity with which events unfolded caught investors off guard. Escalating worldwide recession fears along with concerns about the U.S. Treasury’s deployment of TARP funds fueled uncertainty, resulting in steep price declines across global equity, bond and commodity markets in the final quarter. Policymakers around the world instituted rescue packages and interest rate cuts to alleviate financial stresses, which helped stocks recover from their November lows. For the fourth quarter, major averages retreated over -20%, bringing 2008 roughly 35-40% below the prior year’s close. The decline for the year was broad based, sparing few sectors, styles, or market caps. Growth stocks moderately underperformed value stocks, and small-cap stocks were somewhat favored over larger sized companies.

Fund/Sector Commentary

Sector leadership varied considerably throughout the year. Previous sector leaders including energy, materials, and capital goods-related stocks dropped sharply late in the year, on the heels of a downturn in commodity prices and growing evidence of a slowdown in emerging economies, most notably China. For the year, financials were among the worst performers, with many losing half their value in 2008. On a relative basis defensive groups, such as consumer staples and health care, returned to favor.

Consumer discretionary stocks modestly outperformed market averages for the year despite sobering headlines of falling home prices, rising unemployment, and weak holiday sales. The Fund benefited from strong stock selection in this sector and Apollo Group Inc. (+18.1%) was a top contributor in the education services space. Apollo Group is the largest accredited post secondary education institution in the United States. The company stands to benefit from rising enrollments in a tough job market. Retail stock prices, however, dropped as the recession deepened and hurt the Fund’s holding in Amazon.com Inc. (-36.4%). This position has since been sold from the Fund. While plummeting fuel costs and lower mortgage rates may provide some temporary relief, the Fund’s subadvisor, Essex Investment Management Company Co., LLC (“Essex”) retains a cautious outlook on the consumer discretionary sector.

Stocks in the energy sector came under pressure in the back half of the year, retracting a significant portion of their earlier gains. The declines were most severe during the fourth quarter, as plummeting oil & gas prices pummeled the energy sector, with the drilling and services companies being particularly hard hit. With that said, the Fund benefited from its energy exposure on a relative basis, as an underweight position and solid stock selection led to outperformance within the sector versus the benchmark. Essex made no changes to the underweighted position in the Fund as slowing worldwide demand, mounting inventories, and liquidations from hedge funds will likely keep a lid on energy stock prices in the near term. Essex is looking for opportunities to increase the Fund’s exposure, as relative valuations are below prior cyclical downturns. In addition, the positive structural backdrop for the sector remains intact given the lack of major new discoveries and accelerated production declines for existing oil and gas fields. Once economic growth recovers, a return to tight supplies appears probable, setting the stage for an upturn in energy prices. Importantly, President Obama is expected to include in his fiscal stimulus package investment incentives for both traditional and alternative energy sources, which may provide added support to the sector in the year ahead.

Health care, one of the Fund’s largest weightings during the year, was a substantial contributor to performance relative to the Index. Investors embraced this industry’s defensive characteristics in the past year, led by generic drug, biotechnology, and medical device companies. Genentech Inc. (+23.6%) was one highlight for the year, after bouncing back from a disappointing second quarter. The company is expected to be acquired by Roche Holding at a premium. Vertex Pharmaceuticals Inc. (+30.8%) is leading the field in developing anti-viral drugs for the Hepatitis C Virus (HCV), and was another top contributor to Fund performance. Gilead Sciences Inc. (+11.2%) was another top contributor to the Fund. The pharmaceutical company is entering a new product cycle, and expected product launches in the U.S. and Europe should sustain company growth for the coming years. In contrast, selected life science tools and equipment stocks underperformed on fears of cutbacks in hospital and research spending budgets. These concerns negatively impacted the Fund’s holdings in Charles River Laboratories Inc. (-26.9%), Varian Medical Systems Inc. (-39.2%), and Intuitive Surgical Inc. (-45.8%). All three companies were liquidated from the Fund. Alcon Inc. (-37.4%) was also a large detractor to performance in this sector. Despite a positive run earlier in the second quarter, Alcon was sold late in the year after Essex lost confidence in the company’s ability to execute. Essex remains overweight in health care in the Fund.

In technology, weak stock returns resulted in underperformance versus the benchmark. Semiconductors and computer hardware makers were the primary laggards, hurt by rising inventories and significantly reduced earnings estimates. Internet software and services stocks also experienced steeper-than-market declines on fears of profit shortfalls. Several of the Fund’s largest detractors for the year were sold during the fourth quarter, including Brocade Communications Systems Inc. (-56.4%) and Research In Motion Ltd. (-73.6%). Google (-55.5%), another detractor, came under pressure during the first quarter on worries of a slowdown in their paid search revenues. Salesforce.com Inc. (+10.3%) was a positive contributor in the software area before being eliminated on expectations of slowing demand for its products. McAfee Inc. (-7.8%), a leader in anti-virus, security, and related systems management software, was another relative contributor in this sector.

Managers AMG Essex Large Cap Growth Fund

Portfolio Manager’s Comments (continued)

McAfee’s recurring revenue model has provided some insulation from the current downturn in technology spending. Despite cyclical economic stresses, Essex believes that secular trends in information technology spending remain positive, specifically in the areas of wireless data, security software, and broadband communications equipment, the latter of which could receive an added boost from the current administration’s fiscal stimulus plan.

In the industrials and materials sectors, weak stock performance partly related to decelerating growth in the U.S. and abroad resulted in relative underperformance. In materials, Essex sold the Fund’s position in Freeport-McMoRan Copper & Gold Inc. (-70.6%) due to a sharp drop in metal prices. Certain fertilizer prices have also begun declining, leading to the liquidation of the Fund’s holding in Mosaic Co. (-60.6%). Potash Corp. of Saskatchewan Inc. (-49.0%) posted disappointing returns due to expected short-term weakness in production volumes, although underlying potash prices remain strong. The Fund’s top detractors from performance in the industrials sector included DryShips Inc. (-84.6%) and Walter Industries, Inc. (-81.8%).

OUTLOOK: PREMIUM FOR GROWTH

Key indicators such as employment, retail sales, and consumer confidence have deteriorated in recent months, as the recession continues to deepen. The underpinning of the economic weakness remains housing and tighter credit. However, there are several positives, most notably that a significant amount of monetary and fiscal stimulus has been injected into the economy and is expected to take effect later this year. In addition, Essex believes inflation has crested for this cycle, as decelerating growth has resulted in lower food and energy prices. Further, Essex believes that given this disinflationary environment and credit market uncertainty, rates will likely stay low for a prolonged period of time.

U.S. equity prices are likely to remain in a trading range until there are more visible signs that the government’s actions are working to support the economy and restore confidence. However, if history repeats, stock markets around the world should resume an upward trajectory before it is clear that the economy has recovered. Investors will be more selective this year as earnings slow by placing a greater premium on companies of all sizes with dynamic growth characteristics. Essex continues to find opportunities across a number of areas, including health care, internet services, software and global industrials.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers AMG Essex Large Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. Unlike the Fund, the Russell 1000® Growth Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers AMG Essex Large Cap Growth Fund on December 31, 1998, to a $10,000 investment made in the Russell 1000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced. The Russell 1000® Growth Index is a trademark of the Frank Russell Company. Frank Russell® is a trademark of the Frank Russell Company.

Managers AMG Essex Large Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for Managers AMG Essex Large Cap Growth Fund and the Russell 1000® Growth Index since December 31, 1998 through December 31, 2008.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Managers AMG Essex Large Cap Growth Fund [2]	(41.71)%	(5.24)%	(3.26)%	6/1/84
Russell 1000® Growth Index	(38.44)%	(3.42)%	(4.27)%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG Essex Large Cap Growth Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Industry	Managers AMG Essex Large Cap Growth Fund**	Russell 1000® Growth Index
Health Care	32.3%	15.6%
Information Technology	25.9%	28.2%
Consumer Discretionary	9.2%	9.7%
Industrials	8.7%	13.5%
Financials	6.6%	3.8%
Consumer Staples	5.6%	14.4%
Telecommunication Services	5.0%	0.7%
Materials	3.1%	3.7%
Energy	2.8%	8.4%
Utilities	0.0%	2.0%
Other Assets and Liabilities	0.8%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Percentage of
Security Name	Net Assets
Genentech, Inc.*	5.5%
Abbott Laboratories Co.*	5.2
Gilead Sciences, Inc.*	4.5
Procter & Gamble Co., The	3.7
Kohl’s Corp.	3.7
Apollo Group, Inc., Class A	3.5
Vertex Pharmaceuticals, Inc.*	3.5
International Business Machines Corp.	3.4
QUALCOMM, Inc.	3.3
Apple, Inc.	3.2

Top Ten as a Group	39.5%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers AMG Essex Large Cap Growth Fund

Schedule of Portfolio Investments

December 31, 2008

	Shares		Value
Common Stocks—99.2%
Consumer Discretionary—9.2%
Apollo Group, Inc., Class A*	13,323		$1,020,808
Kohl’s Corp.*	29,558		1,070,000
TJX Cos., Inc., The	27,913		574,170
Total Consumer Discretionary			2,664,978
Consumer Staples—5.6%
CVS Caremark Corp.	19,606		563,476
Procter & Gamble Co., The	17,360		1,073,196
Total Consumer Staples			1,636,672
Energy—2.8%
Southwestern Energy Co.*	27,603		799,659
Financials—6.6%
ACE, Ltd.	5,674		300,268
Charles Schwab Corp., The	33,674		544,509
Goldman Sachs Group, Inc.	2,724		229,878
PartnerRe Ltd.	5,652	[2]	402,818
State Street Corp.	11,222		441,361
Total Financials			1,918,834
Health Care—32.3%
Abbott Laboratories Co.	28,091		1,499,216
Amgen, Inc.*	4,656		268,884
Baxter International, Inc.	16,751		897,686
Celgene Corp.*	15,281		844,734
Genentech, Inc.*	19,149		1,587,643
Gilead Sciences, Inc.*	25,683		1,313,429
Medco Health Solutions, Inc.*	12,700		532,257
Shire Pharmaceuticals PLC	16,078		719,973
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	15,930	[2]	678,140
Vertex Pharmaceuticals, Inc.*	33,225		1,009,376
Total Health Care			9,351,338
Industrials—8.7%
Aecom Technology Corp.*	9,682		297,528
AMR Corp.*	43,493		464,070
Delta Air Lines, Inc.*	38,238		438,207
Quanta Services, Inc.*	37,723		746,916
URS Corp.*	13,936		568,171
Total Industrials			2,514,892
Information Technology—25.9%
Activision Blizzard, Inc.*	62,825		542,808
Alliance Data Systems Corp.*	3,660		170,300
Apple, Inc.*	10,864		927,242
Cisco Systems, Inc.*	33,192		541,030
EMC Corp.*	48,169		504,329
Google, Inc.*	2,688		826,963
International Business Machines Corp.	11,791		992,331
McAfee, Inc.*	22,145		765,553
Microsoft Corp.	44,576		866,557
Oracle Corp.*	22,842		404,989
QUALCOMM, Inc.	26,382		945,267
Total Information Technology			7,487,369
Materials—3.1%
Agnico—Eagle Mines, Ltd.	4,608	[2]	236,529
Cliffs Natural Resources, Inc.	7,875		201,679
Potash Corp. of Saskatchewan, Inc.	6,490	[2]	475,197
Total Materials			913,405
Telecommunication Services—5.0%
MetroPCS Communications, Inc.*	54,268		805,880
NII Holdings, Inc., Class B*	34,925		634,936
Total Telecommunication Services			1,440,816
Total Common Stocks (cost $32,726,334)			28,727,963
Other Investment Companies—4.9%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	1,085,002		1,085,002
BNY Institutional Cash Reserves Fund, Series B*[3,8]	119,397		10,746
BNY Institutional Cash Reserves, Series C*[3,9]	60,187		60,187
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53%[10]	259,299		259,299
Total Other Investment Companies (cost $1,523,885)			1,415,234
Total Investments—104.1% (cost $34,250,219)			30,143,197
Other Assets, less Liabilities—(4.1)%			(1,183,727)
Net Assets—100.0%			$28,959,470

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Portfolio Managers’ Comments

The Managers International Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation. Income is the Fund’s secondary objective.

The Fund ordinarily invests at least 80% of assets in equity securities, and at least 65% of assets in common and preferred stocks of companies domiciled outside the United States. The Fund intends to diversify investments among both countries and sectors. Investments may be made in companies in developed as well as developing countries. The Fund may also engage in currency-hedging strategies. The Fund may invest in companies of any size. The MSCI EAFE Index (the “Index”) is the benchmark for the Fund.

THE PORTFOLIO MANAGERS

The Fund employs multiple portfolio managers who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps the Fund tap the market’s full potential by focusing different analytical insights on each potential investment. Fund management strives to achieve this performance and diversification while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

AllianceBernstein L.P. (“Bernstein”)

Bernstein’s approach to investing is value based and research driven. The thesis of Bernstein’s investment philosophy is that human nature leads investors to buy and sell financial assets based on an overreaction to near-term events, as they confuse temporary or cyclical characteristics with the creation of buying opportunities, as investors underestimate the potential for corrective strategies to restore long-term earnings power. The investment team, led by Kevin Simms, attempts to exploit this disconnect by using research to separate fact from emotion.

The primary driver of Bernstein’s performance is research-driven security selection. Bernstein screens their initial universe with a proprietary return model in order to identify the companies with the most attractive value attributes. The model derives an expected return for each company within the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint, evaluating such factors as price-to-cash earnings, price-to-book, return on equity, and price momentum. The ideal company would exhibit strong fundamentals and have strong future business prospects.

Portfolio Construction

•	Initial investable universe is comprised of all companies within the countries of the MSCI All Country World Index ex-U.S. universe with a market capitalization greater than $750 million

•	Investment team screens this universe using a proprietary-return model to identify the companies with the most attractive value attributes

•	The model derives an expected return for each company in the universe by assessing companies both from a global industry-based perspective and from a country-based standpoint

•	Factors include price-to-cash earnings, price-to-book, return on equity, and price momentum

•	Analysts perform extensive research, focusing on the most attractively valued stocks

•	They then build detailed spreadsheets of historical and projected balance-sheet and income-statement information in order to estimate:

•	Normalized earnings power

•	Cash flow and asset values for each company for the next five years

•	Perform simulations to see the potential impact of changes in various financial statement components

•	Analysts present their estimates and ratings for each security to the Research Review Committee of the Investment Policy Group (IPG)

•	The Committee challenges the analysts’ assumptions and conclusions to ensure they are sound

The Portfolio

•	Typically holds 30 – 85 stocks

•	Initial stock weightings are 0.5 – 3.5%

•	Maximum 8%

The following factors influence the sell decision:

•	A stock has achieved Bernstein’s forecasted target of fair value

•	A change in the long-term earnings forecast reduces the price target to current market levels

Lazard Asset Management, LLC (“Lazard”)

Portfolio manager William (Willy) Holzer believes that there is a single global economy and marketplace within which everything is connected. Within this single market it is important to distinguish between three types of companies: domestic companies are those that produce, sell, and raise capital all in their home country; international companies are those that produce at home, but sell their products and raise capital anywhere in the world; and global companies are those that produce, sell, and raise capital anywhere. Holzer will invest in any of these types of companies in order to capitalize on a theme. However, he prefers global companies, which generally have the flexibility and resources to exploit global trends.

Willy Holzer can be described as a “top-down” thematic investor whose themes are based on bottom-up observations and company analysis. He views the world as a single global economic unit as opposed to a collection of separate country economies. Willy focuses his efforts by first analyzing the connections within the global economy and from this analysis develops global investment themes. These themes target the segments of the global economy that he believes are most likely to provide attractive long-term investment returns and that also represent an asymmetric investment opportunity in the investor’s favor.

The ideal company exhibits many of the following traits:

•	Attractive Fundamentals

•	Reasonable Valuations

•	Strong Company Management

Portfolio Construction

•	Portfolio manager leverages stock ideas and research from top-down themes based on bottom-up observations and company analysis

•	Constructs portfolio around approximately ten investment themes to diversify opportunity sets and provide risk benefits

•	Portfolio heavily weights large-capitalization, multi-national companies

Managers International Equity Fund

Portfolio Managers’ Comments (continued)

•	Concentrated in the developed markets

•	May have operations or distribution in the emerging markets.

The Portfolio

•	Portfolio typically holds 90 – 110 stocks

•	Initial stock weightings are 1.0 – 1.5%

•	Maximum 3%

•	Relatively low turnover in the 30% to 40% annual range

Lazard may sell a security when it:

•	Exceeds price expectations

•	Theme matures

•	Fundamental breakdown occurs at company

Wellington Management Company, LLP (“Wellington Management”)

Andrew S. Offit’s and Jean-Marc Berteaux’s investment philosophy is built on the belief that industry is the dominant competitive factor for companies, that companies can dominate industries on a global basis, and that expectations about companies, specifically earnings, drive stock prices. The focus is to identify industry leaders whose earnings forecasts are ahead of market expectations and where they have identified the key drivers for the earnings.

The initial investable universe for the investment team at Wellington Management is composed of companies in the MSCI EAFE Index with market capitalizations greater than U.S. $1 billion. These companies are researched by Wellington Management’s global industry analysts who perform intensive ongoing fundamental research. Fundamental research consists of comprehensive company meetings, earnings modeling, and valuation analysis. The focus of this research is to update an ongoing assessment of management, current business challenges, and aggregate industry trends. Thorough analysis is done in preparation for and following company contacts to ensure that “the numbers support the story,” i.e., that the strategy and challenges outlined by management are coming through in financial results.

The ideal company exhibits many of the following traits:

•	Identified earnings drivers

•	Above consensus earning growth expectations

•	Multiple expansion potential

•	Reasonable valuation levels

Portfolio Construction

•	The portfolio typically holds 50 – 85 stocks

•	Cash levels are maintained at less than 10% of assets

•	Maximum of 10% is committed to any single holding

•	Active sector allocations are entirely built from stock selection

•	Country allocation is an implicit result of stock selection

•	Some consideration is given to ensuring country diversification

•	Emerging market exposure maximum of 15%

Wellington Management may sell an investment when:

•	They see deteriorating earnings drivers or company fundamentals

•	Trend of earnings growth decelerates

•	They see limited upside potential left in the stock price

THE YEAR IN REVIEW

For the year 2008, the Fund returned -48.92% versus -43.38% for the Index. (Note that unless otherwise stated, all performance cited in this commentary is in U.S. Dollars.)

Turmoil spread throughout developed equity markets in 2008, with all markets posting large negative double-digit returns amid a global recession. Volatility continued throughout the course of the year as deleveraging left no market unscathed. Commodity prices reached record heights in the early part of the year but plunged in the latter half of 2008 amid slowing economic growth. Unprecedented fiscal and monetary policy was enacted on a coordinated basis worldwide in an effort to stop the global economy from falling into an even deeper recession.

Many developed equity markets returned worse than -50% during the course of the year, with markets such as Austria and Belgium plunging nearly -70%. In fact, only Japan and Switzerland returned better than a -30% return for the year (-29% for each market). U.S. Dollar denominated investors performed even worse when investing in international markets as the U.S. Dollar strengthened relative to local currencies. On a sector basis, the worst performers were the financials and materials sectors while the best performers were the more defensive health care and utilities sectors.

Within the Fund, weak relative performance compared with that of the Index was driven by stock selection difficulties in the consumer discretionary, energy, and financials sectors. Also, country positioning, more specifically exposure to non-benchmark countries such as Brazil and South Korea, detracted from performance. However, Lazard, the Fund’s global thematic subadvisor, did add value relative to the benchmark through several of its themes, including its exposure to the Japanese market as well as its exposure to gold-related equities.

LOOKING FORWARD

The volatility of global equity markets has created a sizable opportunity for active managers, and the subadvisors of this Fund have been shifting positioning in an attempt to take advantage of some of the current market dislocations. The Fund’s subadvisors are finding compelling opportunities based upon low valuations in a number of different sectors and currently maintain overweights in the energy, financials, and materials sectors after extraordinarily difficult performance in each of these areas in 2008. The opportunity within the commodity sectors, both energy and materials, is being largely driven by a longer term secular thesis about the limited supply and the long-term expectation for global demand for these resources. As for the financials sector, the focus for the Fund’s subadvisors has been on finding the highest quality names that have been brought down “in sympathy” with the rest of the sector. Although the Fund’s subadvisors maintain a longer term focus, they will continue to take advantage of shorter term volatility in an effort to add to well managed, high quality companies that have been oversold by the market.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers International Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index is composed of all the publicly traded stocks in developed non-U.S. Markets. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria,

Managers International Equity Fund

Portfolio Managers’ Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Unlike the Fund, the MSCI EAFE Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of dividends. This graph compares a hypothetical $10,000 investment made in Managers International Equity Fund on December 31, 1998, to a $10,000 investment made in the MSCI EAFE for the same time period. The table is not intended to imply any future performance of the Fund. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Managers International Equity Fund and the MSCI EAFE since December 31, 1998 through December 31, 2008.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Managers International Equity Fund [2,3]	(48.92)%	(0.11)%	(0.31)%	12/31/85
MSCI EAFE Index	(43.38)%	1.66%	0.80%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fiuctuations.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers International Equity Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Industry	Managers International Equity Fund**	MSCI EAFE Index
Financials	23.1%	22.6%
Energy	11.5%	8.5%
Materials	10.6%	7.9%
Consumer Staples	9.9%	10.3%
Health Care	9.8%	9.8%
Industrials	9.4%	11.5%
Telecommunication Services	6.9%	7.0%
Information Technology	6.9%	5.1%
Consumer Discretionary	3.8%	9.6%
Utilities	1.8%	7.7%
Other Equities	0.9%	0.0%
Preferred Stocks	0.1%	0.0%
Other Assets and Liabilities	5.3%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Sanofi-Aventis SA	2.3%
Vodafone Group PLC	2.0
Koninklijke Ahold, N.V. *	1.6
Royal Dutch Shell PLC, Class A *	1.5
BP PLC	1.5
Total SA	1.5
Allianz SE*	1.4
Muenchener Rueckversicherungs AG	1.4
Roche Holding AG	1.2
UBS AG *	1.1

Top Ten as a Group	15.5%

* Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers International Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers International Equity Fund*	MSCI EAFE Index
Australia	0.5%	5.9%
Austria	0.0%	0.3%
Belgium	0.8%	0.8%
Bermuda	0.1%	0.3%
Brazil	1.5%	0.0%
Canada	6.4%	0.0%
China	2.2%	0.0%
Denmark	0.6%	0.9%
Finland	1.0%	1.4%
France	9.7%	10.4%
Germany	9.0%	8.7%
Greece	0.0%	0.5%
Hong Kong	3.6%	1.7%
India	0.6%	0.0%
Ireland	0.0%	0.3%
Israel	1.0%	0.0%
Italy	1.8%	3.6%
Japan	14.2%	25.3%
Jersey, Channel Islands	0.0%	0.3%
Luxembourg	0.6%	0.4%
Netherlands	5.8%	2.6%
New Zealand	0.0%	0.1%
Norway	0.6%	0.6%
Portugal	0.0%	0.3%
Russia	0.8%	0.0%
Singapore	0.6%	1.0%
South Africa	0.6%	0.0%
South Korea	1.1%	0.0%
Spain	0.7%	4.6%
Sweden	1.6%	2.0%
Switzerland	8.7%	8.3%
Taiwan	1.9%	0.0%
United Kingdom	18.3%	19.6%
United States	5.7%	0.1%

	100.0%	100.0%

* As a percentage of total market value on December 31, 2008

Managers International Equity Fund

Schedule of Portfolio Investments

December 31, 2008

	Shares		Value
Common Stocks—93.7%
Consumer Discretionary—3.8%
Compagnie Generale des Etablissements Michelin SCA (France)	8,400		$443,803
Ctrip.com International, Ltd. (China)	8,500	[2]	202,300
Cyrela Brazil Realty, S.A. (Brazil)	26,700		105,334
Hennes & Mauritz AB (Sweden)	4,902		194,978
Inditex SA (Spain)	6,054		269,589
Lagardere (France)	11,700		475,350
New World Department Store China, Ltd. (China)	90,000		49,589
Next PLC (United Kingdom)	9,593		150,746
Nissan Motor Co., Ltd. (Japan)	185,500		667,361
Parkson Retail Group, Ltd. (China)	112,500		128,794
Pearson PLC (United Kingdom)	8,704		82,038
PPR SA (France)	2,487		162,837
Renault SA (France)	27,900		728,078
Sharp Corp. (Japan)	93,000		670,390
Vivendi Universal SA (France)	13,219		430,860
Wolters Kluwer, N.V. (Netherlands)	5,431		102,975
Total Consumer Discretionary			4,865,022
Consumer Staples—9.9%
Associated British Foods PLC (United Kingdom)	60,000		631,641
Barry Callebaut AG (Switzerland)*	190		124,387
British American Tobacco PLC (United Kingdom)	44,099		1,150,405
Cadbury PLC (United Kingdom)	101,849		899,984
Delhaize Group (Belgium)	6,600		407,989
Diageo PLC (United Kingdom)	47,076		661,458
Groupe Danone SA (France)	7,212		435,747
J Sainsbury PLC (United Kingdom)	136,893		653,257
Koninklijke Ahold, N.V. (Netherlands)	167,918		2,069,238
L’Oreal SA (France)	6,932		604,962
Metro AG (Germany)	13,559		539,221
Nestle SA, Registered (Switzerland)	25,699		1,017,633
Reckitt Benckiser Group PLC (United Kingdom)	11,115		416,490
Seven & i Holdings Co., Ltd. (Japan)	32,400		1,113,640
Swedish Match AB (Sweden)	26,424		381,479
Unicharm Corp. (Japan)	7,400		556,715
Uni-President Enterprises Corp. (Taiwan)	323,653		286,538
William Morrison Supermarkets, PLC (United Kingdom)	164,427		666,480
Total Consumer Staples			12,617,264
Energy—11.5%
BG Group PLC (United Kingdom)	17,742		245,577
BP PLC (United Kingdom)	247,836		1,913,156
Canadian Natural Resources, Ltd. (Canada)	25,500		1,006,987
China Petroleum and Chemical Corp., Class H (China)	1,114,000		684,735
China Shenhua Energy Co., Ltd. (China)	273,000		585,273
EnCana Corp. (Canada)	18,068		833,660
Eni S.p.A. (Italy)	41,900		1,008,266
LUKOIL Holdings, ADR (Russia)	22,050	[2]	729,855
Petro-Canada (Canada)	30,500		660,154
Petroleo Brasileiro, S.A., Sponsored ADR (Brazil)	35,900		879,191
Petroplus Holdings AG (Switzerland)*	6,698		135,405
Royal Dutch Shell PLC, Class A (Netherlands)	33,439		878,546
Royal Dutch Shell PLC, Class A (United Kingdom)	73,500		1,943,309
SeaDrill, Ltd. (Bermuda)	17,900		145,885
StatoilHydro ASA (Norway)	46,050		770,177
Suncor Energy, Inc. (Canada)	23,200		445,771
Total SA (France)	33,828		1,859,834
Total Energy			14,725,781
Financials—23.1%
3i Group PLC (United Kingdom)	70,482		276,013
Allianz SE (Germany)	17,439		1,855,521
Australia and New Zealand Banking Group, Ltd. (Australia)	30,500		329,284
Aviva PLC (United Kingdom)	97,743		553,860
Banca Intesa S.p.A. (Italy)	118,400		430,110
Banco do Brasil, S.A. (Brazil)	13,000		81,835
Bank of East Asia, Ltd. (Hong Kong)	78,900		166,429
Barclays PLC (United Kingdom)	430,800		979,161
BNP Paribas SA (France)	13,400		578,404
CapitaLand, Ltd. (Singapore)	193,000		421,113
Cathay Financial Holding Co., Ltd. (Taiwan)	276,300		311,296
China Life Insurance Co., Ltd. (China)	83,000		255,016
China Merchants Bank Co., Ltd. (China)	104,500		195,527
China Overseas Land & Investment, Ltd. (Hong Kong)	784,000		1,100,844

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials—23.1% (continued)
Chinatrust Financial Holding Co., Ltd., (Taiwan)	570,109	$244,003
Credit Agricole SA (France)	77,993	876,027
Credit Suisse Group AG (Switzerland)	32,400	907,996
Daiwa House Industry Co., Ltd. (Japan)	51,000	500,034
Daiwa Securities Group, Inc. (Japan)	57,000	342,189
DBS Group Holdings, Ltd. (Singapore)	55,000	323,971
Deutsche Bank AG (Germany)	32,000	1,265,478
Deutsche Boerse AG (Germany)	3,181	230,142
Deutsche Postbank AG (Germany)	8,648	190,186
Hang Lung Group, Ltd. (Hong Kong)	34,900	106,614
Hang Lung Properties, Ltd. (Hong Kong)	55,000	120,756
HBOS PLC (United Kingdom)	438,604	454,032
HDFC Bank, Ltd. (India)	21,095	436,000
Henderson Land Development Co., Ltd. (Hong Kong)	102,000	381,498
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	85,300	818,960
HSBC Holdings PLC (United Kingdom)	56,200	550,040
Industrial and Commercial Bank of China, Ltd. - Class H (China)	465,000	246,876
ING Groep, N.V. (Netherlands)	47,217	519,667
Julius Baer Holding, Ltd. (Switzerland)	15,291	592,638
KB Financial Group, Inc. (South Korea)*	19,511	522,028
Lloyds TSB Group PLC (United Kingdom)	81,400	154,068
Mitsubishi Estate Co., Ltd. (Japan)	38,000	627,718
Mitsui Fudosan Co., Ltd. (Japan)	61,000	1,017,006
Mizuho Financial Group, Inc. (Japan)	123	349,665
Muenchener Rueckversicherungs AG (Germany)	11,589	1,775,663
Nomura Holdings, Inc. (Japan)	93,000	774,348
ORIX Corp. (Japan)	1,200	68,521
Prudential Corp. PLC (United Kingdom)	71,376	433,269
Royal Bank of Scotland Group PLC (United Kingdom)	718,191	528,680
Societe Generale (France)	19,475	988,023
Standard Chartered PLC (United Kingdom)	85,885	1,098,989
Sumitomo Mitsui Financial Group, Inc. (Japan)	131	543,365
Sumitomo Realty & Development Co., Ltd. (Japan)	32,000	481,029
Sun Hung Kai Properties, Ltd. (Hong Kong)	65,000	546,945
T&D Holdings, Inc. (Japan)	17,100	723,773
UBS AG (Switzerland)*	97,777	1,422,592
Unibanco-Uniao de Bancos Brasileiros, S.A. (Brazil)	16,900	107,618
Zurich Financial Services AG (Switzerland)	3,273	715,088
Total Financials		29,519,908
Health Care—9.8%
Actelion, Ltd. (Switzerland)*	22,262	1,259,396
AstraZeneca PLC (United Kingdom)	29,431	1,204,035
Celesio AG (Germany)	6,030	163,157
CSL, Ltd. (Australia)	14,272	336,560
Eisai Co., Ltd. (Japan)	6,800	283,761
Fresenius Medical Care AG (Germany)	8,653	401,495
GlaxoSmithKline PLC (United Kingdom)	66,309	1,233,198
Lonza Group AG (Switzerland)	3,702	343,217
Novartis AG (Switzerland)	13,498	675,999
Roche Holding AG (Switzerland)	9,764	1,511,634
Sanofi-Aventis SA (France)	45,391	2,903,351
Shire PLC (United Kingdom)	22,544	332,073
Synthes, Inc. (Switzerland)	2,753	349,097
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Israel)	29,100	1,238,787
Yamanouchi Pharmaceutical Co., Ltd. (Japan)	6,500	266,060
Total Health Care		12,501,820
Industrials—9.4%
ABB, Ltd., ADR (Switzerland)*	61,000	930,692
ABB, Ltd. (Switzerland)*	19,296	294,267
Capita Group PLC (United Kingdom)	91,402	980,465
China Communications Construction Co., Ltd. (China)	295,000	368,594
Deutsche Lufthansa AG (Germany)	41,400	680,775
East Japan Railway Co. (Japan)	52	395,234
easyJet PLC (United Kingdom)*	233,886	961,498
European Aeronautic Defense and Space Co. (Netherlands)	27,650	468,263
Fanuc, Ltd. (Japan)	9,000	645,046
Far Eastern Textile Co., Ltd. (Taiwan)	317,278	204,227
Hansen Transmissions International, N.V. (Belgium)*	215,663	357,240
Hochtief AG (Germany)	7,540	388,810
Hutchison Whampoa, Ltd. (Hong Kong)	43,000	217,073
Kajima Corp. (Japan)	100,000	352,219
Komatsu, Ltd. (Japan)	17,500	223,239
Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	12,610	250,015

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials—9.4% (continued)
Michael Page International PLC (United Kingdom)	129,419		$406,698
Mitsubishi Corp. (Japan)	23,900		338,521
Mitsubishi Heavy Inds., Ltd. (Japan)	170,000		759,773
Shimizu Corp. (Japan)	73,000		428,542
Siemens AG (Germany)	10,829		815,243
Tostem Inax Holding Corp. (Japan)	24,300		375,502
Vestas Wind Systems A/S (Denmark)*	13,756		809,496
Yamato Transport Co., Ltd. (Japan)	31,000		405,381
Total Industrials			12,056,813
Information Technology—6.9%
ARM Holdings PLC (United Kingdom)	442,993		560,822
ASML Holding, N.V. (Netherlands)	18,038		325,174
AU Optronics Corp., Sponsored ADR (Taiwan)	58,300		447,744
Autonomy Corporation PLC (United Kingdom)*	56,252		782,755
Ericsson (LM), Class B (Sweden)	164,700		1,283,981
Fujitsu, Ltd. (Japan)	137,000		666,094
LDK Solar Co., Ltd., ADR (China)*	5,300	[2]	69,536
Neopost SA (France)	2,454		222,672
Nintendo Co., Ltd. (Japan)	2,100		802,518
Nokia Oyj (Finland)	40,300		632,402
Redecard, S.A. (Brazil)	23,300		256,780
Research In Motion, Ltd. (Canada)*	10,000		405,800
Samsung Electronics Co., Ltd. (South Korea)	1,946		709,493
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	77,761		614,309
Toshiba Corp. (Japan)	125,000		514,349
Yahoo Japan Corp. (Japan)	1,157		474,733
Total Information Technology			8,769,162
Materials—10.6%
Air Liquide SA (France)	7,648		700,399
Anglo American PLC (United Kingdom)	23,219		541,865
Antofagasta PLC (United Kingdom)	22,900		143,448
ArcelorMittal (Luxembourg)	19,209		458,208
Barrick Gold Corp. (Canada)	59,486		2,166,076
BASF SE (Germany)	29,500		1,146,182
Bayer AG (Germany)	3,600		209,766
BHP Billiton PLC (United Kingdom)	38,049		737,983
Compania Vale do Rio Doce—ADR (Brazil)	29,800	[2]	360,878
Compania Vale do Rio Doce (Brazil)	17,000	[2]	181,050
GMK Norilsk Nickel, Sponsored ADR (Russia)	54,724	[2]	344,761
Gold Fields, Ltd. (South Africa)	49,063		489,117
Goldcorp, Inc. (Canada)	29,700		923,599
Impala Platinum Holdings, Ltd. (South Africa)	13,900		204,330
Kinross Gold Corp. (Canada)	24,900	[2]	458,658
Mitsubishi Chemical Holdings Corp. (Japan)	97,000		429,817
Potash Corp. of Saskatchewan, Inc. (Canada)	5,900		431,998
Salzgitter AG (Germany)	5,492		426,889
Solvay SA (Belgium)	3,700		274,749
Stora Enso Oyj (Finland)	60,700		480,836
Svenska Cellulosa AB (SCA) (Sweden)	27,200		236,162
Syngenta AG (Switzerland)	4,321		839,421
Taiwan Fertilizer Co., Ltd. (Taiwan)	167,000		267,532
Toray Industries, Inc. (Japan)	133,700		680,422
Yamana Gold, Inc. (Canada)	64,859		496,491
Total Materials			13,630,637
Telecommunication Services—6.9%
Bharti Tele-Ventures, Ltd. (India)*	18,507		272,808
China Mobile, Ltd. (Hong Kong)	35,500		360,187
Deutsche Telekom AG (Germany)	24,192		365,766
France Telecom SA (France)	32,482		905,360
Nippon Telegraph & Telephone Corp. (Japan)	114		588,549
NTT DoCoMo, Inc. (Japan)	124		244,071
Rogers Communications, Inc., Class B (Canada)	14,300		423,845
Royal KPN NV (Netherlands)	56,137		816,144
Softbank Corp. (Japan)	47,500		862,657
Telecom Italia S.p.A. (Italy)	405,600		667,281
Telecom Italia S.p.A., RSP (Italy)	193,700		220,539
Telefonica S.A. (Spain)	26,591		600,203
Vodafone Group PLC (United Kingdom)	1,239,737		2,538,552
Total Telecommunication Services			8,865,962
Utilities—1.8%
E.ON AG (Germany)	22,200		871,731
Fortum Oyj (Finland)	7,443		161,776
Hong Kong and China Gas Co., Ltd., The (Hong Kong)	467,670		709,206
National Grid PLC (United Kingdom)	48,430		478,559
Veolia Environnement (France)	3,917		123,553
Total Utilities			2,344,825
Total Common Stocks (cost $154,913,172)			119,897,194

The accompanying notes are an integral part of these financial statements.

Managers International Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Equities—0.9%
Hirco PLC (South Africa)*	32,800	$35,171
SPDR Gold Shares (United States)*	12,600	1,090,530
Total Other Equities (cost $1,233,383)		1,125,701
Preferred Stock—0.1%
Samsung Electronics Co., Ltd. (South Korea) (cost $449,809)	900	187,018
Warrants—0.2%
United Microelectronics Corp., 0.000001, 01/24/17 (Luxembourg) (a) (cost $1,087,560)	1,249,915	283,731
Rights—0.1%
China Overseas Land & Investment, Ltd. 01/21/09 (Hong Kong)	33,360	11,966
DBS Group Holdings, Ltd. 01/14/09 (Singapore)	27,500	57,262
Total Rights (cost $0)		69,228
Other Investment Companies—5.8%
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	2,248,004	2,248,004
BNY Institutional Cash Reserves Fund, Series B* 3,[8]	104,356	9,392
BNY Institutional Cash Reserves Fund, Series C* [3,9]	89,915	89,915
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53%[10]	5,103,752	5,103,752
Total Other Investment Companies (cost $7,546,027)		7,451,063
Total Investments—100.8% (cost $165,229,951)		129,013,935
Other Assets, less Liabilities—(0.8)%		(1,029,519)
Net Assets—100.0%		$127,984,416

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Portfolio Manager’s Comments

The Managers Emerging Markets Equity Fund’s (the “Fund”) objective is to achieve long-term capital appreciation.

The Fund invests at least 80% of its assets in equity securities, i.e., common and preferred stocks of companies located in countries included in the MSCI Emerging Markets (MSCI EM) Index, such as most countries in Africa, Asia, Latin America, and the Middle East. The Fund may invest in companies of any size. The MSCI Emerging Markets (MSCI EM) Index is the benchmark for the Fund.

The Fund currently employs a subadvisor, Rexiter Capital Management Limited (“Rexiter”), to manage the assets of the Fund. The investment team at Rexiter believes emerging markets are less efficient than developed markets, and an actively managed portfolio, with respect to both country weightings and stock selection, can add value over a market capitalization-weighted index without materially affecting risk. Rexiter’s approach is active in terms of both asset allocation and stock selection. Investment decisions are based on fundamental analysis of countries and stocks. Portfolio management is controlled by a disciplined process that seeks to add to returns through the exploitation of market inefficiency, while constraining risk.

Rexiter’s investment strategy is to earn investment return and manage investment risk by analyzing and actively managing country and industry exposure, and by investing in companies within targeted country and industry ranges that demonstrate strong and, most importantly, profitable earnings growth.

The ideal investment exhibits many of the following traits:

•	Ability to generate and maintain strong earnings growth

•	Quality management

•	Strong finances

•	Established market positions across a diverse range of companies and industries

Portfolio Construction

•	Use a liquidity-tiered, fixed-weight benchmark to determine a neutral position for country allocation

•	Employ active country allocations away from this neutral position based upon fundamental analysis of macroeconomic variables and equity market valuations

•	Screen companies based on capitalizations and liquidity parameters to analyze roughly 300 companies in detail by:

•	Studying published accounts and accounting policies for the underlying development of earnings

•	Performing a “DuPont Analysis” of return on equity

•	Analyzing the return of invested capital and the economic value added

•	Analyzing the cash flow and capital spending and capital requirements of each company

Rexiter will make a sell decision when:

•	The current stock price is not supported by its expectations regarding the company’s future growth potential

•	The political, economic, or financial health of the country changes

THE YEAR IN REVIEW

The Fund returned -54.95% in 2008, compared with a return of -53.33% for its benchmark, the MSCI Emerging Markets (MSCI EM) Index. (Note that unless otherwise stated, all performance cited in this commentary is in U.S. Dollars.)

After five consecutive years of posting double-digit returns, emerging markets reversed course during 2008, giving back a good portion of the gains accumulated in those bull market years. Volatility and risk aversion were the overriding themes driving the performance of the markets. While emerging markets economies were able to avoid the sharp decline in economic growth seen in the developed markets, they were not able to avoid some degree of slowdown. Despite this, investors were more focused on the prospects of a global economic slowdown, and the crisis in global credit markets. Investors ignored the relatively solid fundamentals in emerging markets and fled the asset class for areas of the market perceived to offer more safety. Falling commodity prices also negatively impacted returns. Volatility increased throughout the year, reaching an all-time high during November. Looking at the monthly returns pattern for emerging markets was akin to watching a roller coaster, and provided a good illustration of the uncertainty in the markets. During the first quarter, emerging markets fell 11.5%, rebounded 7.4%, only to fall an additional 5.4%. Later in the year, the return pattern became more of a one way street. In July, markets were weak (-3.2%), weaker in August (-8.2%) and free falling in September (-17.5%). In December, markets finally began to show some signs of recovering, as emerging markets stocks staged a 10% rally. Performance across markets varied widely, although no market produced anything better than double-digit declines for the year. The larger markets of Russia and India were among the worst performers, returning -74% and -65%, respectively. Israel and Czech Republic, two relatively small markets, turned in the best performance with returns of -29% and -37%, respectively.

The Fund’s performance held up better than that of the Index during the first half of the year, only to lose ground in the second half, leading to underperformance for the full year. The Fund’s holdings in Russia provided the biggest boost to performance during the first half. However, the impact of rapidly falling commodity prices, combined with an onslaught of selling by some of the market’s larger investors to cover margin calls caused Russia to reverse course. The Fund’s overweight in the Russian market during the second half detracted from relative performance. A modest overweight in India also weighed on performance results. The Fund’s performance within Brazil trailed the country’s return, held back mainly

Managers Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

by TAM, an airline company whose stock declined 65% for the year. On a positive note, the Fund’s performance in China was better than that of the Index, with the main contributors to the strong relative performance in China being China Railway Construction (+5.6%), and Ping An Insurance (+56.3%).

LOOKING FORWARD

Growth in the U.S. and Europe collapsed in the face of the credit crunch. While emerging economies may have proved capable of decoupling from normal cyclical swings in developed economies, it seems unlikely they will be immune from infection if the U.S. and much of Europe fall into a long recession. It is true that strong currencies and current account surpluses give some emerging economies (particularly in Asia) the tools to mitigate the impact, but there is a difference between mitigation and decoupling. Thus, Rexiter believes emerging markets will likely realize a period of slower growth.

These markets have now lost half the gains made from the trough of the 1998 Asia crisis. They are currently trading at close to lows in terms of historic P/E ratios. Emerging markets are clearly reflecting some part of the deterioration in the economic environment. The big question is how much are they discounting? Valuations and most historic precedents suggest the falls are overdone, but clearly markets are grappling with an unprecedented environment. On a one-year view, Rexiter believes that emerging economies will be able to prove their resilience and that confidence will return to capital markets. This generally positive outlook is dependent upon the Chinese economy recovering from the current sharp slowdown, and developed markets not facing a long deflationary period of zero growth.

In light of these views, Rexiter is not moving to a more defensive portfolio or reducing risk in the portfolio. In Rexiter’s opinion, defensive companies do not currently offer an attractive risk-return profile. In keeping with their process, Rexiter is seeking to ensure that risk is diversified throughout the portfolio across countries and sectors. The Fund maintains overweight positions in India, Russia, and Thailand, while holding underweight positions in Mexico, South Africa, and Korea.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Emerging Markets Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The MSCI EM Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The MSCI EM Index consists of emerging markets country indexes, including Argentina, Brazil, Chile, Czech Republic, India, Israel, Malaysia, Mexico, the Philippines, Poland, and Thailand. Unlike the Fund, the MSCI EM Index is unmanaged, is not available for investment, and does not incur expenses. This chart compares a hypothetical $10,000 investment made in Managers Emerging Markets Equity Fund on December 31, 1998, to a $10,000 investment made in the MSCI EM for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a

Managers Emerging Markets Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Manager Emerging Markets Equity Fund and the MSCI EM since inception through December 31, 2008.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Managers Emerging Markets Equity Fund [2,3,4]	(54.95)%	6.03%	9.96%	2/9/98
MSCI EM Index (Net) [5]	(53.33)%	7.66%	9.02%
MSCI EM Index (Gross) [6]	(53.18)%	8.02%	9.31%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[4]	Performance based on published NAV as of December 31, 2008.
[5]

MSCI EM (Net) approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

[6]

MSCI EM (Gross) approximates the maximum possible dividend reinvestment. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Emerging Markets Equity Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Industry	Managers Emerging Markets Equity Fund**	MSCI EM Index
Financials	24.5%	22.8%
Energy	17.6%	14.9%
Telecommunication Services	14.3%	13.6%
Industrials	11.3%	7.7%
Information Technology	11.1%	10.8%
Materials	10.7%	12.7%
Consumer Discretionary	7.6%	4.8%
Consumer Staples	2.3%	5.8%
Utilities	2.1%	4.0%
Health Care	0.6%	2.9%
Other Assets and Liabilities	-2.1%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
China Mobile Ltd.*	3.2%
CNOOC, Ltd.	2.5
Shinsegae Co., Ltd.	2.3
Samsung Fire & Marine Insurance Co., Ltd.	2.3
OAO Gazprom—ADR*	2.2
Ceske Energeticke Zavody*	2.2
Compania Vale do Rio Doce—ADR*	2.0
Sasol, Ltd.	2.0
Sappi, Ltd.	2.0
China Railway Construction Corp.	1.9

Top Ten as a Group	22.6%

* Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Emerging Markets Equity Fund

Fund Snapshots (continued)

Summary of Investments by Country

Country	Managers Emerging Markets Equity Fund*	MSCI EM Index
Argentina	0.0%	0.1%
Bermuda	1.7%	0.5%
Brazil	10.7%	12.9%
Cayman Islands	0.0%	1.5%
Chile	0.0%	1.4%
China	9.8%	10.2%
Colombia	0.0%	0.6%
Czech Republic	2.1%	0.8%
Egypt	0.0%	0.7%
Hong Kong	6.8%	6.2%
Hungary	0.4%	0.6%
India	10.5%	6.5%
Indonesia	3.2%	1.5%
Israel	2.0%	3.2%
Luxembourg	1.5%	0.0%
Malaysia	1.1%	3.0%
Mexico	2.5%	5.2%
Morocco	0.0%	0.5%
Netherlands	0.0%	0.1%
Pakistan	0.0%	0.1%
Panama	1.1%	0.0%
Peru	2.0%	0.3%
Philippines	2.5%	0.5%
Poland	0.8%	1.6%
Russia	8.1%	5.1%
South Africa	5.9%	8.4%
South Korea	11.5%	13.6%
Taiwan	11.0%	10.9%
Thailand	3.4%	1.4%
Turkey	2.1%	1.5%
United Kingdom	1.7%	0.1%
United States	-2.4%	1.0%

	100.0%	100.0%

* As a percentage of total market value on December 31, 2008

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments

December 31, 2008

	Shares		Value
Common Stocks—102.1%
Consumer Discretionary—7.6%
Cyfrowy Polsat SA (Poland)	101,175		$462,125
LG Electronics, Inc. (South Korea)	16,456		999,257
Lojas Renner, S.A. (Brazil)	62,500		419,972
Net Servicos de Comunicacao, S.A. (Brazil)*	164,900		939,760
Resorts World Berhad (Malaysia)	978,400		641,822
Urbi Desarrollos Urbanos S.A. de C.V. (Mexico)*	238,930		326,084
Zee Entertainment Enterprises, Ltd. (India)	270,104		779,253
Total Consumer Discretionary			4,568,273
Consumer Staples—2.3%
Shinsegae Co., Ltd. (South Korea)	3,569		1,386,598
Energy—17.6%
China Resources Power Holdings Co. (Hong Kong)	356,000		692,183
CNOOC, Ltd. (Hong Kong)	1,562,000		1,485,735
LUKOIL Holdings, ADR (Russia)	19,512	[2]	645,847
OAO Gazprom—ADR (Russia)	91,533		1,318,743
OAO Rosneft Oil Co. GDR (Russia) (a)*	186,045		697,669
OGX Petroleo e Gas Participacoes, S.A. (Brazil)*	2,100		473,680
Petroleo Brasileiro, S.A., ADR (Brazil)	24,000	[2]	489,840
Petroleo Brasileiro, S.A., Sponsored ADR (Brazil)	38,970		954,375
PT Bumi Resources, Tbk. (Indonesia)	2,411,000		203,380
PTT Public Co., Ltd. (Thailand)	206,400		1,052,105
Sasol, Ltd. (South Africa)	40,261		1,224,406
Tenaris, S.A. (Luxembourg)	43,100		904,238
Tupras Turkiye Petrol Rafine (Turkey)	45,833		485,050
Total Energy			10,627,251
Financials—24.5%
Bank Hapoalim, Ltd. (Israel)*	182,001		392,148
Bank of China, Ltd., Class H (China)	2,824,000		778,083
Cathay Financial Holding Co., Ltd. (Taiwan)	819,200		922,961
Chinatrust Financial Holding Co., Ltd., (Taiwan)	2,200,470		941,785
Credicorp, Ltd. (Peru)	23,400	[2]	1,169,064
Haci Omer Sabanci Holding A.S. (Turkey)	345,021		793,810
Housing Development Finance Corp., Ltd. (India)	30,989		948,322
Industrial and Commercial Bank of China, Ltd., Class H (China)	1,642,000		871,766
Infrastructure Development Finance Co., Ltd. (India)	782,787		1,081,072
OAO Open Investments (Russia)*	674		41,114
OTP Bank NyRt. (Hungary)*	15,788		239,721
Ping An Insurance (Group) Co. of China, Ltd. (China)	228,000		1,120,465
PT Bank Rakyat Indonesia (Indonesia)	1,764,500		750,356
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	9,000		1,367,637
Sanlam, Ltd. (South Africa)	613,547		1,127,828
Savings Bank of the Russian Federation(Sberbank) (Russia)	592,687		443,451
Siam Commercial Bank PCL (Thailand)	727,800		1,020,433
Uniao de Bancos Brasileiros, S.A. (Brazil)	11,600		749,592
Total Financials			14,759,608
Health Care—0.6%
Dr. Reddy’s Laboratories, Ltd. ADR (India)	37,973		368,021
Industrials—11.3%
China Railway Construction Corp. (China)*	782,500		1,171,488
China Shipping Development Co., Ltd. (China)	842,000		848,496
Copa Holdings, S.A., Class A (Panama)	21,700		657,944
COSCO Pacific, Ltd. (Bermuda)	1,032,000		1,061,067
Hyundai Development Co. (South Korea)	33,585		889,199
Larsen & Toubro, Ltd. (India)	60,166		961,930
Localiza Rent A Car, S.A. (Brazil)	123,600		376,312
Santos Brasil Participacoes, S.A. (Brazil)	51,762		142,057
Siemens India, Ltd. (India)	76,873		456,500
SM Investments Corp. (Philippines)	63,589		261,891
Total Industrials			6,826,884
Information Technology—11.1%
Advanced Semiconductor Engineering, Inc. (Taiwan)	2,050,893		741,615
Hon Hai Precision Industry Co., Ltd. (Taiwan)	441,619		870,767
LG Display Co., Ltd. (South Korea)	66,890		1,114,832
MediaTek, Inc. (Taiwan)	137,331		928,839
Samsung Electronics Co., Ltd. (South Korea)	2,004		730,639
Samsung Electronics Co., Ltd., GDR (South Korea) (a)	2,800		501,290
Siliconware Precision Industries Co. (Taiwan)	11,871		10,337

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology—11.1% (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	993		$1,355
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	132,727		1,048,543
Tata Consultancy Services, Ltd. (India)	78,272		772,753
Total Information Technology			6,720,970
Materials—10.7%
Anglo American PLC (United Kingdom)	45,187		1,054,535
Anhui Conch Cement Co., Ltd. (China)*	242,936		1,129,842
Compania Vale do Rio Doce—ADR (Brazil)	101,800		1,232,799
Formosa Chemicals & Fibre Corp. (Taiwan)	679		832
GMK Norilsk Nickel, Sponsored ADR (Russia)	40,510	[2]	255,213
Mechel OAO (Russia)	43,900	[2]	175,600
Raspadskaya (Russia)*	216,495		211,973
Sappi, Ltd. (South Africa)	300,000		1,214,807
Taiwan Fertilizer Co., Ltd. (Taiwan)	212,000		339,621
Uralkaliy OAO (Russia)	27,835		249,957
Usinas Siderurgicas de Minas Gerais, S.A. (Brazil)	55,000		609,670
Total Materials			6,474,849
Telecommunication Services—14.3%
America Movil, S.A.B. de C.V. (Mexico)	34,700		1,075,353
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	500,000		822,001
Bharti Tele-Ventures, Ltd. (India)*	67,799		999,413
China Mobile, Ltd. (Hong Kong)	193,000		1,958,200
Chunghwa Telecom Company, Ltd. (Taiwan)	464,390		748,041
Comstar—United Telesystems GDR (Russia)	91,441		365,237
Mobile Telesystems, Sponsored ADR (Russia)	16,400		437,552
Philippine Long Distance Telephone Co., ADR (Philippines)	12,351		579,879
Philippine Long Distance Telephone Co. (Philippines)	14,140		646,231
Telekomunikasi Indonesia Tbk PT (Indonesia)	1,526,500		975,620
Total Telecommunication Services			8,607,527
Utilities—2.1%
Ceske Energeticke Zavody (Czech Republic)	30,502		1,297,622
Total Common Stocks (cost $103,778,764)			61,637,603
Other Investment Companies—4.4%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	2,547,005		2,547,005
BNY Institutional Cash Reserves Fund, Series B*[3,8]	110,742		9,967
BNY Institutional Cash Reserves Fund, Series C*[3,9]	63,435		63,435
Total Other Investment Companies (cost $2,721,182)			2,620,407
Total Investments—106.5% (cost $106,499,946)			64,258,010
Other Assets, less Liabilities—(6.5)%			(3,902,739)
Net Assets—100.0%			$60,355,271

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Portfolio Manager’s Comments

The Managers Global Bond Fund’s (the “Fund”) investment objective is to achieve income and capital appreciation by investing in high-quality foreign and domestic fixed-income securities.

The Fund’s assets are managed by Loomis Sayles & Company, L.P. (“Loomis”), who serves as subadvisor to Fund. The investment team at Loomis believes that there are inefficiencies inherent in bond markets, hence the greatest opportunities to add value reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. The investment team and analysts at Loomis generally seek fixed-income securities of issuers whose credit profiles it believes are improving. The investment team also analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed-income securities throughout the world, in an effort to find securities that they believe may produce attractive returns in comparison to their risk. Finally, if a security that is believed to be attractive is denominated in a foreign currency, Loomis analyzes whether to accept or to hedge the currency risk.

Portfolio managers, Kenneth Buntrock and David Rolley, and their team of credit analysts at Loomis research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze in detail the financial condition of individual countries and companies, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts, including improving country or company fundamentals that would lead to credit upgrades, changing market supply and demand forces, and improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection (particularly when prevailing rates are low)

•	Stable or improving fundamentals (for corporate bonds)

Portfolio management:

•	Seeks to identify attractively valued issues through fundamental research

•	Believes the greatest opportunity to add value is through accurately pricing credit risk

•	Analyzes stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, and Loomis’ expectations regarding general trends in interest rates

•	Employs a bottom-up security-selection approach

•	Ensures the average portfolio quality is Aa or higher

The Loomis investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issuer is downgraded by Loomis research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential

THE YEAR IN REVIEW

Managers Global Bond Fund returned -10.01% during 2008, compared with a return of 4.79% for the Barclays Capital Global Aggregate Index (“Index”).

For investors, 2008 turned out to be a year that many would rather soon forget. The fixed-income markets were no exception, marred by widening of credit spreads to historic levels, and credit markets struggling to function normally. In the first half of the year, the markets seemed to be tussling with the typical bear market challenges. The second half, though, proved to be anything but normal. Policymakers responded with immediate and aggressive action, recognizing the importance of keeping credit flowing through the markets. With no playbook to follow, there were stumbles along the way and some inconsistent application of policy. Investors shunned risky assets, preferring instead the safe haven of U.S. government securities. This flight to quality persisted even though, as it turns out, investors were paid little to nothing to invest, as Treasury bills yields moved toward zero. For the year, investment-grade corporate bonds underperformed Treasury securities by nearly 20%. That differential grew wider with a decline in credit quality, with high yield securities underperforming Treasuries by 38% for the year. By the end of the fourth quarter, there were some tentative signs that the damage was being contained. Short rates began to ease, a few new issues came to market, and corporate spreads narrowed marginally.

The Fund underperformed the Index for the year ended December 31, 2008. The main driver of this underperformance was the Fund’s overweight allocation in corporate bonds and a related underweight in U.S. Treasuries. Country allocation was also marginally negative during the year. While all major global bond markets had positive local returns, the underweight in U.S. Treasuries overshadowed any beneficial exposure to other countries. Conversely, the Fund’s currency strategy contributed positively to relative performance during the period. Underweights to the Canadian Dollar and the Euro, combined with a reduction in the exposure to non-Japanese Asian currencies during the second half of the year all contributed favorably.

LOOKING FORWARD

Loomis expects a moderate narrowing of global investment-grade corporate spreads from their recent levels of about 500bps over U.S. Treasuries to perhaps 400-450bps by the end of the first quarter of 2009. Further spread compression to a normalized recession level of perhaps 300bps will likely wait upon a recovery of bank capital, which should be followed by greater allocation of trading capital to bond desks. In currencies, Loomis is inclined to reduce U.S. Dollar currency exposure while maintaining U.S. Dollar credit exposure. It will also look for opportunities to shift from Japanese Yen into commodity and emerging-markets currencies, but has waited to do so until the extent of the downturn is clear. Loomis continues to believe that the Fund is well positioned for a recovery in the global credit markets.

CUMULATIVE TOTAL RETURN PERFORMANCE

Global Bond’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital Global Aggregate Index is a broad-based index comprised of 10,232 global investment-grade fixed-income securities covering the U.S., Europe and Asia. Unlike the Fund, the Barclays Capital Global Aggregate Index is unmanaged, is not available for investment, and does not incur expenses. This graph compares a hypothetical $10,000 investment made in Global Bond on December 31, 1998, to a $10,000 investment made in the Barclays Capital Global Aggregate Index for the same time

Managers Global Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for Global Bond and the Barclays Capital Global Aggregate Index from December 31, 1998 through December 31, 2008.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Global Bond [2,3,4,5]	(10.01)%	1.58%	2.80%	3/25/94
Barclays Capital Global Aggregate Index	4.79%	5.01%	5.22%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk, fluctuations in debtor’s perceived ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]	Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.
[5]	Performance based on published NAV as of December 31, 2008.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Global Bond Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Industry	Managers Global Bond Fund**	Barclays Capital Global Aggregate Index
Corporate	60.9%	15.0%
Foreign Government	30.8%	50.5%
Preferred Stocks	2.5%	0.0%
U.S. Government	2.0%	28.2%
Asset-Backed Securities	0.4%	0.4%
Mortgage Backed Securities	0.0%	5.9%
Other Assets and Liabilities	3.4%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Belgium Kingdom, 5.500%, 09/28/17*	8.3%
Bundesrepublik Deutschland, 3.750%, 01/04/17*	3.8
Development Bank of Japan, 1.750%, 06/21/10*	2.2
Muenchener Hypothekenbank eG, 5.000%, 01/16/12	2.1
Oesterreichische Kontrollbank AG, 1.800%, 03/22/10	2.1
General Electric Capital Corp., 3.250%, 04/15/13	2.0
U.S. Treasury Notes, 1.500%, 12/31/13	2.0
Kingdom of Norway, 5.500%, 05/15/09	2.0
Japan Finance Corporation for Municipal Enterprises, 1.550%, 02/21/12	1.8
HSBC Finance Corp., 1.790%, 09/18/15	1.7

Top Ten as a Group	28.0%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Global Bond Fund

Schedule of Portfolio Investments

December 31, 2008

Security Description	Principal Amount		Value
Corporate Bonds—60.9%
Finance—26.2%
American Express Co., 6.150%, 08/28/17	USD	65,000	$62,664
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	500,000	252,356
BNP Paribas, 4.730%, 04/12/16[6]	EUR	100,000	90,575
BSkyB Finance PLC, 5.750%, 10/20/17	GBP	105,000	127,158
Canara Bank, 6.365%, 11/28/21[6]	USD	800,000	533,067
CIT Group, Inc.,
4.250%, 03/17/15	EUR	50,000	37,759
4.650%, 09/19/16	EUR	50,000	37,753
5.500%, 12/01/14	GBP	620,000	478,486
Citigroup, Inc., 5.000%, 09/15/14	USD	880,000	774,032
Credit Suisse/London, Series EMTN, 6.125%, 08/05/13	EUR	195,000	278,162
Depfa ACS Bank, 1.650%, 12/20/16	JPY	70,000,000	498,263
ERAC USA Finance Co.,
6.375%, 10/15/17 (a)	USD	220,000	152,683
6.700%, 06/01/34 (a)	USD	240,000	131,884
7.000%, 10/15/37 (a)	USD	90,000	49,570
General Electric Capital Corp., 3.250%, 04/15/13 (b)	USD	1,000,000	961,109
Goldman Sachs Group, Inc.,
4.185%, 05/23/16 (02/23/09) [5]	EUR	350,000	329,340
6.875%, 01/18/38	GBP	200,000	199,042
Host Hotels & Resorts, L.P.,
6.375%, 03/15/15	USD	35,000	26,075
6.875%, 11/01/14	USD	400,000	308,000
HSBC Finance Corp., 1.790%,0 9/18/15	JPY	100,000,000	815,294
ICICI Bank, Ltd., 6.375%, 04/30/22 (a) [6]	USD	280,000	147,031
ISA Capital do Brasil SA, 7.875%, 01/30/12 (a)	USD	100,000	94,500
JPMorgan Chase & Co., 7.900%, 04/30/18[6]	USD	485,000	403,438
KfW Bankengruppe,
1.350%, 01/20/14	JPY	49,000,000	540,352
2.050%, 02/16/26	JPY	35,000,000	353,325
2.600%, 06/20/37	JPY	68,000,000	767,222
Kinder Morgan Finance Co., 5.700%, 01/05/16	USD	245,000	182,525
Lloyds TSB Bank PLC, 4.385%, 05/12/17[6]	EUR	215,000	171,217
Morgan Stanley
4.750%, 04/01/14	USD	275,000	209,519
Series EMTN, 5.375%, 11/14/13	GBP	120,000	141,967
Muenchener Hypothekenbank eG, 5.000%, 01/16/12 (a)	EUR	685,000	995,655
Network Rail MTN Finance PLC, 4.875%, 03/06/09	GBP	110,000	159,146
Oesterreichische Kontrollbank AG, 1.800%, 03/22/10	JPY	86,000,000	961,617

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Finance—26.2% (continued)
ProLogis, 6.625%, 05/15/18	USD	60,000	$28,699
Qwest Capital Funding, Inc., 6.875%, 07/15/28	USD	15,000	9,000
RBS Capital Trust C, 4.243%, 01/12/16[6]	EUR	195,000	118,290
SLM Corp.,
4.000%, 01/15/10	USD	55,000	49,786
5.000%, 10/01/13	USD	425,000	304,096
5.375%, 05/15/14	USD	5,000	3,374
5.400%, 10/25/11	USD	10,000	7,564
8.450%, 06/15/18	USD	100,000	79,062
Wells Fargo & Co., 4.625%, 11/02/35	GBP	350,000	416,808
White Mountains Insurance Group, Ltd., 6.375%, 03/20/17 (a)	USD	285,000	235,683
Total Finance			12,523,148
Industrials—31.1%
Ahold Finance USA, Inc., Series EMTN, 6.500%, 03/14/17	GBP	195,000	232,700
Albertson’s, Inc.,
6.625%, 06/01/28	USD	65,000	34,450
7.450%, 08/01/29	USD	295,000	174,050
7.750%, 06/15/26	USD	5,000	3,050
Axtel S.A.B. de C.V., 7.625%, 02/01/17 (a)	USD	210,000	142,800
Bell Aliant Regional Communications, 5.410%, 09/26/16	CAD	320,000	226,512
Bell Canada,
5.000%, 02/15/17 (a)	CAD	160,000	109,486
6.100%, 03/16/35 (a)	CAD	45,000	27,986
6.550%, 05/01/29 (a)	CAD	10,000	6,561
7.300%, 02/23/32 (a)	CAD	25,000	16,411
Bertelsmann AG, 3.625%, 10/06/15	EUR	380,000	454,247
Bite Finance International, 7.385%, 03/15/14 (03/15/09) (a) [5]	EUR	170,000	68,529
Bristol-Myers Squibb Co., 4.625%, 11/15/21	EUR	150,000	181,850
British Sky Broadcasting Group PLC, 6.100%, 02/15/18 (a)	USD	460,000	377,706
Canadian Pacific Railway Co.,
5.750%, 03/15/33	USD	30,000	20,743
5.950%, 05/15/37	USD	55,000	38,785
Cemex Finance Europe BV, 4.750%, 03/05/14	EUR	350,000	214,943
Chesapeake Energy Corp.,
6.250%, 01/15/17	EUR	100,000	83,403
6.500%, 08/15/17	USD	115,000	87,975
6.875%, 11/15/20	USD	170,000	122,400
Citizens Communications Co.,
6.250%, 01/15/13	USD	125,000	106,250
6.625%, 03/15/15	USD	115,000	83,950
7.125%, 03/15/19	USD	130,000	87,100
9.000%, 08/15/31	USD	65,000	40,950

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Industrials—31.1% (continued)
Community Health Systems, Inc., 8.875%, 07/15/15	USD	225,000		$207,000
Couche-Tard US LP/Couche-Tard Finance Corp., 7.500%, 12/15/13	USD	160,000		126,400
CSX Corp.,
5.600%, 05/01/17	USD	60,000	[2]	53,303
6.000%, 10/01/36	USD	386,000		305,726
6.250%, 03/15/18	USD	40,000		36,791
Delta Air Lines, Inc.,
6.821%, 08/10/22	USD	345,926		219,663
8.021%, 08/10/22	USD	115,073		60,845
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	USD	380,000		273,600
DP World, Ltd., 6.850%, 07/02/37 (a)	USD	900,000		463,561
Edcon Proprietary Ltd., 7.395%, 06/15/14 (03/15/09) (a) [5]	EUR	510,000		283,570
Embarq Corp., 7.995%, 06/01/36	USD	110,000		74,250
Energy Transfer Partners, L.P.,
6.625%, 10/15/36	USD	425,000		297,480
6.700%, 07/01/18	USD	90,000		75,860
Finmeccanica SpA, 4.875%, 03/24/25	EUR	150,000		149,378
France Telecom, 3.625%, 10/14/15	EUR	150,000		193,814
Georgia-Pacific Corp., 7.125%, 01/15/17 (a)	USD	105,000		88,200
Hanaro Telecom, Inc., 7.000%, 02/01/12 (a)	USD	50,000		41,000
HCA, Inc.,
6.375%, 01/15/15	USD	70,000		42,700
6.625%, 02/15/16	USD	160,000		98,400
7.580%, 09/15/25	USD	20,000		9,239
7.690%, 06/15/25	USD	25,000		11,736
Hilcorp Energy I LP/Hilcorp Finance Co., 7.750%, 11/01/15 (a)	USD	170,000		119,850
Home Depot, Inc., The, 5.875%, 12/16/36	USD	250,000		196,026
Host Hotels & Resorts, L.P., 6.750%, 06/01/16	USD	140,000		102,200
Imperial Tobacco Finance PLC, 4.375%, 11/22/13	EUR	50,000		56,867
International Paper Co., 7.950%, 06/15/18	USD	215,000		169,927
Kinder Morgan Energy Partners L.P., 5.800%, 03/15/35	USD	240,000		167,087
KLA Instruments Corp., 6.900%, 05/01/18	USD	345,000		260,934
Koninklijke KPN, N.V., 4.750%, 01/17/17	EUR	250,000		309,400
Kraft Foods, Inc., 6.875%, 02/01/38	USD	215,000		214,851
Lafarge S.A.,
4.750%, 03/23/20	EUR	215,000		192,466
5.375%, 06/26/17	EUR	150,000		144,963
Level 3 Financing, Inc., 8.750%, 02/15/17	USD	180,000		90,900
LPG International, Inc., 7.250%, 12/20/15	USD	120,000		108,000
Lucent Technologies, Inc., 6.450%, 03/15/29	USD	595,000		238,000

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials—31.1% (continued)
Motorola, Inc.,
6.500%, 09/01/25	USD	215,000	$106,414
6.625%, 11/15/37	USD	240,000	112,800
Nextel Communications, Inc., 7.375%, 08/01/15	USD	100,000	42,000
Noble Group, Ltd., 8.500%, 05/30/13 (a)	USD	210,000	144,900
Owens & Minor, Inc., 6.350%, 04/15/16 [7]	USD	530,000	446,618
Owens-Brockway Glass Container, Inc., 6.750%, 12/01/14	EUR	50,000	54,212
Pemex Project Funding Master Trust, 6.625%, 04/04/10	EUR	390,000	536,697
Qwest Capital Funding, Inc.,
6.500%, 11/15/18	USD	40,000	26,200
7.250%, 02/15/11	USD	75,000	63,000
7.750%, 02/15/31	USD	65,000	40,625
Qwest Corp.,
6.500%, 06/01/17	USD	46,000	34,040
6.875%, 09/15/33	USD	75,000	44,625
7.250%, 09/15/25	USD	83,000	55,610
7.250%, 10/15/35	USD	158,000	98,750
Reynolds American, Inc., 6.750%, 06/15/17	USD	355,000	281,794
Rogers Communications, Inc., 7.500%, 08/15/38	USD	140,000	151,706
Sappi Papier Holding AG, 7.500%, 06/15/32 (a)	USD	370,000	246,651
Shaw Communications, Inc., 5.700%, 03/02/17	CAD	315,000	230,814
SK Telecom Co., Ltd., 6.625%, 07/20/27 (a)	USD	725,000	603,494
Sprint Nextel Corp., 6.000%, 12/01/16	USD	404,000	284,820
Telecom Italia Capital S.p.A.,
4.950%, 09/30/14	USD	290,000	220,762
6.375%, 11/15/33	USD	125,000	87,500
Time Warner, Inc.,
6.625%, 05/15/29	USD	310,000	274,906
6.750%, 07/01/18	USD	190,000	182,933
6.950%, 01/15/28	USD	85,000	78,391
7.300%, 07/01/38	USD	260,000	270,106
UnitedHealth Group, Inc.,
5.800%, 03/15/36	USD	440,000	335,232
6.000%, 02/15/18	USD	130,000	119,942
Vale Overseas Ltd., 6.875%, 11/01/36	USD	278,000	252,341
Verizon Wireless Capital LLC, 8.750%, 12/18/15	EUR	275,000	390,264
Vivendi, 3.875%, 02/15/12	EUR	90,000	118,686
Wendel Investissement,
4.375%, 08/09/17	EUR	200,000	145,137
4.875%, 05/26/16	EUR	200,000	145,200

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials—31.1% (continued)
Wolters Kluwer, N.V., 5.125%, 01/27/14	EUR	60,000	$76,922
WPP Finance S.A., 5.250%, 01/30/15	EUR	100,000	108,069
Total Industrials			14,838,985
Utilities—3.6%
Abu Dhabi National Energy Co. PJSC, 7.250%, 08/01/18 (a)	USD	500,000	428,847
Edison Mission Energy, 7.625%, 05/15/27	USD	155,000	120,125
Majapahit Holding BV, 7.250%, 06/28/17 (a)	USD	200,000	104,000
NiSource Finance Corp., 6.400%, 03/15/18	USD	365,000	227,788
Transport De Gas Del Sur, 7.875%, 05/14/17 (a)	USD	540,000	280,800
TXU Corp., 6.500%, 11/15/24	USD	410,000	145,053
Veolia Environnement,
4.000%, 02/12/16	EUR	75,000	89,437
5.125%, 05/24/22	EUR	200,000	230,369
6.000%, 06/01/18	USD	80,000	70,912
Total Utilities			1,697,331
Total Corporate Bonds (cost $37,023,165)			29,059,464
Foreign Government Obligations—30.8%
Asian Development Bank, 2.350%, 06/21/27	JPY	20,000,000	218,675
Belgium Kingdom, 5.500%, 09/28/17	EUR	2,520,000	3,957,016
Bundesrepublik Deutschland,
3.750%, 01/04/17	EUR	1,219,000	1,796,067
4.000%, 04/13/12	EUR	460,000	675,421
Development Bank of Japan,
1.400%, 06/20/12	JPY	39,000,000	442,285
1.750%, 06/21/10	JPY	95,000,000	1,064,262
European Investment Bank,
1.250%, 09/20/12	JPY	50,000,000	551,949
17.938%, 04/24/13 (a) [4,7]	IDR	8,021,910,000	350,756
Indonesia Government International Bond, 7.750%, 01/17/38 (a)	USD	460,000	381,800
Japan Finance Corporation for Municipal Enterprises,
Series INTL, 1.350%, 11/26/13	JPY	37,000,000	416,360
1.550%, 02/21/12	JPY	76,000,000	857,759
Kingdom of Norway, 5.500%, 05/15/09	NOK	6,525,000	936,346
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	3,900,000	275,592
Netherlands Government SA, 5.500%, 01/15/28	EUR	190,000	319,337
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/10	AUD	410,000	301,256
Nordic Investment Bank, The, 1.700%, 04/27/17	JPY	50,000,000	556,167
Norway Government Bond, 6.500%, 05/15/13	NOK	1,500,000	242,733
Republica Oriental del Uruguay, 4.250%, 04/05/27	UYU	17,730,000	444,419
South Africa, Republic of, 4.500%, 04/05/16	EUR	385,000	401,751
U.K. Gilts, 4.750%, 03/04/20	GBP	310,000	499,589
Total Foreign Government Obligations (cost $14,066,426)			14,689,540

The accompanying notes are an integral part of these financial statements.

Managers Global Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
U.S. Government and Agency Obligations—2.0%
U.S. Government—2.0%
USTN, 1.500%, 12/31/13	USD	940,000		$937,870
Federal Home Loan Mortgage Corporation—0.0%#
FHLMC Gold Pool, 6.000%, 05/01/18	USD	17,206		17,843
Total U.S. Government and Agency Obligations (cost $959,257)				955,713
Asset-Backed Security—0.4%
Merrill Lynch/Countrywide Mortgage Trust, 5.439%, 02/12/39 [6] (cost $236,181)	USD	235,000		203,795

	Shares
Preferred Stocks—2.5%
Bank of America Corp., Series H, 8.200%		35,950	[2]	727,988
FHLMC, 8.375%*		21,825		8,512
FNMA, 8.250%*		37,350		31,000
Merrill Lynch & Co., Inc., 8.625%		21,325		421,808
Total Preferred Stocks (cost $2,932,156)				1,189,308
Other Investment Companies—1.8%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]		725,001		725,001
BNY Institutional Cash Reserves Fund, Series B*[3,8]		38,044		3,424
BNY Institutional Cash Reserves Fund, Series C* [3,9]		33,424		33,424
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53%[10]		118,201		118,201
Total Other Investment Companies (cost $914,670)				880,050
Total Investments—98.4% (cost $56,131,855)				46,977,870
Other Assets, less Liabilities—1.6%				756,677
Net Assets—100.0%				$47,734,547

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2008, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG Essex Large Cap Growth	$34,442,690	$2,318,019	$(6,617,512)	$(4,299,493)
International Equity	175,184,992	7,951,162	(54,122,219)	(46,171,057)
Emerging Markets Equity	108,711,452	1,118,850	(45,572,292)	(44,453,442)
Global Bond	56,131,855	2,115,134	(11,269,119)	(9,153,985)

*	Non-income producing security.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2008, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
International Equity	$283,731	0.2%
Emerging Markets Equity	1,198,959	2.0%
Global Bond	6,346,270	13.3%

(b)	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]

Yield shown for each investment company represents the December 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2008, amounting to:

Fund	Market Value	% of Net Assets
Managers AMG Essex Large Cap Growth	$1,253,243	4.3%
International Equity	2,328,698	1.8%
Emerging Markets Equity	2,598,854	4.3%
Global Bond	781,291	1.6%

[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Represents yield to maturity at December 31, 2008.
[5]	Floating Rate Security. The rate listed is as of December 31, 2008. Date in parentheses represents the security’s next coupon rate reset.
[6]	Variable Rate Security. The rate listed is as of December 31, 2008 and is periodically reset subject to terms and conditions set forth in the debenture.
[7]

Security is illiquid: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All securities are valued on the basis of valuations provided by dealers or independent pricing services. Illiquid securities at December 31, 2008 for Global Bond Fund amounted to $797,374 or 1.7% of net assets.

[8]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the BNY Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[9]	On October 6, 2008, BNYM established a separate sleeve of the ICRF (Series C) to hold a security issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.
[10]	Each Fund’s investment in the Dreyfus Cash Management Fund is covered under the U.S. Treasury Temporary Money Market Fund Guarantee Program up to a maximum of:

Fund	Market Value
Managers AMG Essex Large Cap Growth	$1,474,284
International Equity	6,597,699
Global Bond	819,695

#	Rounds to less than 0.1%.

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GNMA:	Government National Mortgage Association
USTN:	United States Treasury Note
RSP:	Risparmio shares which are saving shares traded on the Italian Stock Exchange.

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. dollar (USD):

ARS:	Argentine Peso
AUD:	Australian Dollar
CAD:	Canadian Dollar
CHF:	Swiss Franc
COP:	Columbian Peso
EUR:	euro
GBP:	British Pound
IDR:	Indonesian Rupiah
JPY:	Japanese Yen
KRW:	South Korean Won
MYR:	Malaysian Ringgit
NOK:	Norwegian Krone
MXN:	Mexican Peso
SEK:	Swedish Krona
SGD:	Singapore Dollar
UYU:	Uruguay Peso

Statements of Assets and Liabilities

December 31, 2008

	Managers AMG Essex Large Cap Growth Fund	Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
Assets:
Investments at value (including securities on loan valued at $1,253,243, $2,328,698, $2,598,854 and $781,291, respectively)*	$30,143,197	$129,013,935	$64,258,010	$46,977,870
Cash	—	—	—	138,337
Cash collateral for futures	—	33,487	—	—
Foreign currency**	—	382,920	542,947	467,414
Receivable for investments sold	163,244	238,266	1,945,675	1,171,184
Receivable for Fund shares sold	43,706	1,643,185	479,827	29,739
Unrealized appreciation of foreign currency contracts	—	—	—	7,040
Dividends, interest and other receivables	13,665	351,804	210,729	986,333
Prepaid expenses	10,637	13,167	18,012	9,002
Total assets	30,374,449	131,676,764	67,455,200	49,786,919
Liabilities:
Payable to Custodian	—	6,053	3,306,842	—
Payable for Fund shares repurchased	64,719	591,773	847,556	187,090
Payable upon return of securities loaned	1,264,586	2,442,275	2,721,182	796,469
Payable for investments purchased	—	384,247	—	941,766
Unrealized depreciation of foreign currency contracts	—	—	—	8,150
Other payables	—	1,194	—	—
Accrued expenses:
Investment advisory and management fees	13,563	87,677	44,826	24,261
Administrative fees	5,936	25,978	13,074	8,087
Other	66,175	153,151	166,449	86,549
Total liabilities	1,414,979	3,692,348	7,099,929	2,052,372

Net Assets	$28,959,470	$127,984,416	$60,355,271	$47,734,547
Shares outstanding	1,489,141	3,265,892	7,463,616	2,819,752
Net asset value, offering and redemption price per share	$19.45	$39.19	$8.09	$16.93
Net Assets Represent:
Paid-in capital	$177,629,232	$235,605,801	$115,399,026	$57,610,599
Undistributed net investment income (loss)	—	(23,558)	18,683	201,732
Accumulated net realized loss from investments, futures and foreign currency transactions	(144,562,740)	(71,361,452)	(12,820,300)	(906,645)
Net unrealized depreciation of investments, futures and foreign currency contracts and translations	(4,107,022)	(36,236,375)	(42,242,138)	(9,171,139)
Net Assets	$28,959,470	$127,984,416	$60,355,271	$47,734,547
* Investments at cost	$34,250,219	$165,229,951	$106,499,946	$56,131,855
** Foreign currency at cost	—	$398,120	$540,810	$455,253

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the year ended December 31, 2008

	Managers AMG Essex Large Cap Growth Fund	Managers International Equity Fund	Managers Emerging Markets Equity Fund	Managers Global Bond Fund
Investment Income:
Dividend income	$271,595	$6,586,382	$3,929,823	$169,233
Interest income	—	—	—	3,518,739
Foreign withholding tax	(5,666)	(619,810)	(415,497)	—
Securities lending fees	33,769	89,503	63,546	25,168
Total investment income	299,698	6,056,075	3,577,872	3,713,140
Expenses:
Investment management fees	334,584	2,004,112	1,629,177	550,523
Administrative fees	104,558	556,698	354,169	157,292
Transfer agent	128,032	635,896	400,044	116,897
Professional fees	38,144	103,966	89,774	56,390
Reports to shareholders	27,760	28,952	43,393	6,461
Registration fees	22,019	27,353	33,595	28,181
Custodian	14,394	250,616	253,274	55,752
Trustees fees and expenses	3,720	22,725	15,040	6,236
Miscellaneous	1,884	17,938	49,630	6,661
Total expenses before offsets	675,095	3,648,256	2,868,096	984,393
Fee waivers	(30,507)	(51)	—	(78,646)
Expense reimbursement	(104,558)	(349,131)	(319,185)	(38,743)
Expense reductions	(23,187)	(11,048)	(1,693)	(1,090)
Net expenses	516,843	3,288,026	2,547,218	865,914

Net investment income (loss)	(217,145)	2,768,049	1,030,654	2,847,226
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment transactions	(11,285,555)	(41,101,352)	(2,969,480)	1,433,887
Net realized loss on futures contracts	—	(233,668)	—	—
Net realized gain (loss) on foreign currency contracts and transactions	—	(367,955)	(434,466)	92,852
Net unrealized depreciation of investments and reversal of foreign capital gains tax	(9,788,662)	(99,742,632)	(101,283,154)	(12,390,494)
Net unrealized appreciation of futures contracts	—	70,145	—	—
Net unrealized depreciation of foreign currency contracts and translations	—	(22,796)	(33,184)	(32,882)
Net realized and unrealized loss	(21,074,217)	(141,398,258)	(104,720,284)	(10,896,637)

Net decrease in net assets resulting from operations	$(21,291,362)	$(138,630,209)	$(103,689,630)	$(8,049,411)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers AMG Essex Large Cap Growth Fund		Managers International Equity Fund
	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$(217,145)	$(295,342)	$2,768,049	$1,549,035
Net realized gain (loss) on investments, futures and foreign currency transactions	(11,285,555)	12,081,136	(41,702,975)	35,687,191
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(9,788,662)	(3,092,212)	(99,695,283)	(4,284,123)
Net increase (decrease) in net assets resulting from operations	(21,291,362)	8,693,582	(138,630,209)	32,952,103
Distributions to Shareholders:
From net investment income	—	—	(579,286)	(1,407,436)
From net realized gain on investments	—	—	—	—
Total distributions to shareholders	—	—	(579,286)	(1,407,436)
From Capital Share Transactions:
Proceeds from sale of shares	8,636,662	13,177,776	47,873,956	89,614,996
Reinvestment of dividends and distributions	—	—	525,450	1,269,831
Cost of shares repurchased	(10,262,153)	(35,994,240)	(83,230,766)	(51,320,349)
Net increase (decrease) from capital share transactions	(1,625,491)	(22,816,464)	(34,831,360)	39,564,478

Total increase (decrease) in net assets	(22,916,853)	(14,122,882)	(174,040,855)	71,109,145
Net Assets:
Beginning of year	51,876,323	65,999,205	302,025,271	230,916,126
End of year	$28,959,470	$51,876,323	$127,984,416	$302,025,271
End of year undistributed net investment income (loss)	—	—	$(23,558)	$(1,923,650)

Share Transactions:
Sale of shares	326,270	401,884	830,645	1,182,441
Reinvested shares	—	—	13,882	16,446
Shares repurchased	(391,513)	(1,109,222)	(1,494,428)	(708,228)
Net increase (decrease) in shares	(65,243)	(707,338)	(649,901)	490,659

The accompanying notes are an integral part of these financial statements.

Managers Emerging Markets Equity Fund		Managers Global Bond Fund
2008	2007	2008	2007

$1,030,654	$244,320	$2,847,226	$3,286,666
(3,403,946)	42,821,002	1,526,739	2,942,161
(101,316,338)	4,033,010	(12,423,376)	1,694,881
(103,689,630)	47,098,332	(8,049,411)	7,923,708

(990,986)	—	(5,511,710)	(5,790,344)
(19,178,599)	(31,190,295)	(63,791)	(36,545)
(20,169,585)	(31,190,295)	(5,575,501)	(5,826,889)

53,517,690	81,147,105	9,573,497	70,923,164
19,578,962	30,267,900	5,410,372	5,738,814
(87,117,060)	(82,070,827)	(45,748,762)	(40,303,982)
(14,020,408)	29,344,178	(30,764,893)	36,357,996
(137,879,623)	45,252,215	(44,389,805)	38,454,815

198,234,894	152,982,679	92,124,352	53,669,537
$60,355,271	$198,234,894	$47,734,547	$92,124,352
$18,683	$50,868	$201,732	$453,025

2,584,081	2,961,645	449,639	3,348,376
2,523,148	1,123,113	322,430	272,628
(5,039,533)	(2,947,238)	(2,275,508)	(1,833,465)
67,696	1,137,520	(1,503,439)	1,787,539

The accompanying notes are an integral part of these financial statements.

Managers Money Market Fund

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investment in JPMorgan Liquid Assets Money Market Fund, Capital Shares (cost $79,809,831)	$79,809,831
Receivable for Fund shares sold	519,200
Dividends receivable	155,765
Prepaid expenses	40,177
Total assets	80,524,973
Liabilities:
Payable for Fund shares repurchased	31,053
Dividends payable to shareholders	11,495
Administration fee payable	10,910
Other accrued expenses	47,307
Total liabilities	100,765

Net Assets	$80,424,208
Shares outstanding	80,424,208
Net asset value, offering and redemption price per share	$1.00
Net Assets Represent:
Paid-in capital	$80,424,208

Managers Money Market Fund

Statement of Operations

For the year ended December 31, 2008
Investment Income:
Dividend income	$2,523,279

Expenses:
Administration fees	125,595
Transfer agent	43,933
Professional fees	35,065
Registration fees	21,660
Reports to shareholders	8,808
Trustees fees and expenses	6,010
Accounting fees	6,000
Miscellaneous expenses	14,244
Total expenses before offsets	261,315
Fee waivers	(41,323)
Expense reductions	(949)
Net expenses	219,043

Net Investment Income	$2,304,236

The accompanying notes are an integral part of these financial statements.

Managers Money Market Fund

Statement of Changes in Net Assets

	For the year ended December 31, 2008	For the one month ended December 31, 2007*	For the fiscal year ended November 30, 2007
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,304,236	$360,095	$5,069,405
Distributions to Shareholders:
From net investment income	(2,304,236)	(360,095)	(5,069,405)
From Capital Share Transactions (at a constant $1.00 per share):
Proceeds from sale of shares	165,086,227	9,618,816	215,023,349
Reinvestment of dividends	2,255,961	333,820	4,966,351
Cost of shares repurchased	(178,135,907)	(11,840,450)	(164,722,861)
Net increase (decrease) from capital share transactions	(10,793,719)	(1,887,814)	55,266,839
Total increase (decrease) in net assets	(10,793,719)	(1,887,814)	55,266,839
Net Assets:
Beginning of period	91,217,927	93,105,741	37,838,902
End of period	$80,424,208	$91,217,927	$93,105,741

*	Effective December 1, 2007, Managers Money Market changed its fiscal year end from November 30 to December 31.

Managers Money Market Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31, 2008	For one month ended December 31, 2007***	For the fiscal year ended November 30,
			2007	2006	2005**	2004*
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations:
Net investment income	0.027	0.004	0.049	0.043	0.026	0.008
Less Distributions to Shareholders from:
Net investment income	(0.027)	(0.004)	(0.049)	(0.043)	(0.026)	(0.008)
Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return[1]	2.73%	0.37%[3]	5.05%	4.45%	2.61%	0.82%
Ratio of net expenses to average net assets	0.26%	0.39%[4]	0.29%	0.40%	0.40%	0.36%
Ratio of net investment income to average net assets[1]	2.75%	4.46%[4]	4.92%	4.42%	2.62%	0.86%
Net assets at end of year (000’s omitted)	$80,424	$91,218	$93,106	$37,839	$37,896	$47,645

Expense Waivers/Offsets[2]
Ratio of total expenses to average net assets	0.31%	0.44%[4]	0.34%	0.45%	0.46%	0.44%
Ratio of net investment income to average net assets	2.70%	4.41%[4]	4.87%	4.37%	2.56%	0.78%

*	Prior to May 14, 2004 the Fund invested all of its assets in the Institutional Class Shares of the JPMorgan Prime Money Market Fund. (See Notes to Financial Statements).
**	Prior to February 19, 2005 the Fund invested all of its assets in the Institutional Class Shares of the JPMorgan Liquid Assets Money Market Fund. (See Notes to Financial Statements).
***	Effective December 1, 2007, Managers Money Market Fund changed its fiscal year end from November 30 to December 31. (See Notes to Financial Statements.)
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursements and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers AMG Essex Large Cap Growth Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$33.37	$29.18	$27.79	$26.77	$25.46
Income from Investment Operations:
Net investment loss	(0.14)[3]	(0.15)[3]	(0.09)[3]	(0.07)[3]	(0.07)
Net realized and unrealized gain (loss) on investments	(13.78)[3]	4.34 [3]	1.48 [3]	1.09 [3]	1.38
Total from investment operations	(13.92)	4.19	1.39	1.02	1.31
Net Asset Value, End of Year	$19.45	$33.37	$29.18	$27.79	$26.77
Total Return[1]	(41.71)%	14.36%	4.96%	3.85%	5.14%
Ratio of net expenses to average net assets	1.24%	1.24%	1.25%	1.28%	1.34%
Ratio of net investment loss to average net assets[1]	(0.52)%	(0.47)%	(0.33)%	(0.27)%	(0.26)%
Portfolio turnover	119%	116%	200%	97%	79%
Net assets at end of year (000’s omitted)	$28,959	$51,876	$65,999	$104,878	$98,347

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.61%	1.29%	1.32%	1.22%	1.47%
Ratio of net investment loss to average net assets	(0.89)%	(0.52)%	(0.40)%	(0.21)%	(0.39)%

	For the year ended December 31,
Managers International Equity Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$77.13	$67.42	$53.76	$47.05	$41.13
Income from Investment Operations:
Net investment income	0.76 [3]	0.47	0.69	0.37	0.27
Net realized and unrealized gain (loss) on investments	(38.52)[3]	9.60	14.15	6.83	5.96
Total from investment operations	(37.76)	10.07	14.84	7.20	6.23
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.36)	(1.18)	(0.49)	(0.31)
Total distributions to shareholders	(0.18)	(0.36)	(1.18)	(0.49)	(0.31)
Net Asset Value, End of Year	$39.19	$77.13	$67.42	$53.76	$47.05
Total Return[1]	(48.92)%	14.94%[4]	27.63%	15.30%	15.17%
Ratio of net expenses to average net assets	1.48%	1.48%	1.45%	1.45%	1.62%
Ratio of net investment income to average net assets[1]	1.24%	0.60%	0.70%	0.75%	0.57%
Portfolio turnover	142%	98%	70%	79%	93%
Net assets at end of year (000’s omitted)	$127,984	$302,025	$230,916	$206,393	$234,061

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.64%	1.61%	1.47%	1.42%	1.70%
Ratio of net investment income to average net assets	1.08%	0.46%	0.68%	0.79%	0.50%

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Emerging Markets Equity Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$26.80	$24.44	$20.10	$16.50	$13.26
Income from Investment Operations:
Net investment income	0.15 [3]	0.04 [3]	0.22	0.52	0.08
Net realized and unrealized gain (loss) on investments	(15.02)[3]	7.20 [3]	6.66	4.84	3.74
Total from investment operations	(14.87)	7.24	6.88	5.36	3.82
Less Distributions to Shareholders from:
Net investment income	(0.19)	—	(0.22)	(0.55)	(0.06)
Net realized gain on investments	(3.65)	(4.88)	(2.32)	(1.21)	(0.52)
Total distributions to shareholders	(3.84)	(4.88)	(2.54)	(1.76)	(0.58)
Net Asset Value, End of Year	$8.09	$26.80	$24.44	$20.10	$16.50
Total Return[1]	(54.87)%[4]	29.50%[4]	34.50%	32.53%	28.85%
Ratio of net expenses to average net assets	1.77%[5]	1.78%	1.76%	1.75%	1.85%
Ratio of net investment income to average net assets[1]	0.76%[5]	0.13%	0.89%	0.59%	0.67%
Portfolio turnover	49%	62%	41%	35%	58%
Net assets at end of year (000’s omitted)	$60,355	$198,235	$152,983	$117,229	$63,567

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	2.03%	1.93%	1.76%	1.72%	1.87%
Ratio of net investment income (loss) to average net assets	0.50%	(0.02)%	0.89%	0.62%	0.66%

	For the year ended December 31,
Managers Global Bond Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$21.31	$21.17	$20.19	$22.38	$22.19
Income from Investment Operations:
Net investment income	0.76 [3]	0.70 [3]	0.45	0.63	0.65
Net realized and unrealized gain (loss) on investments	(2.93)[3]	0.88 [3]	1.05	(1.75)	1.49
Total from investment operations	(2.17)	1.58	1.50	(1.12)	2.14
Less Distributions to Shareholders from:
Net investment income	(2.18)	(1.43)	(0.49)	(0.77)	(1.34)
Net realized gain on investments	(0.03)	(0.01)	(0.03)	(0.30)	(0.61)
Total distributions to shareholders	(2.21)	(1.44)	(0.52)	(1.07)	(1.95)
Net Asset Value, End of Year	$16.93	$21.31	$21.17	$20.19	$22.38
Total Return[1]	(10.07)%[4]	7.52%[4]	7.36%	(4.94)%	9.62%
Ratio of net expenses to average net assets	1.10%	1.19%	1.19%	1.19%	1.29%
Ratio of net investment income to average net assets[1]	3.62%	3.25%	2.86%	2.38%	2.73%
Portfolio turnover	56%	152%	56%	64%	130%
Net assets at end of year (000’s omitted)	$47,735	$92,124	$53,670	$43,131	$36,454

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.25%	1.25%	1.27%	1.26%	1.49%
Ratio of net investment income to average net assets	3.47%	3.18%	2.78%	2.31%	2.53%

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)
[2]

Excludes the impact of expense (reimbursement)/recoupment and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	Per share numbers have been calculated using average shares.
[4]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[5]	Excludes interest expense for the year ended December 31, 2008, of 0.03% for Emerging Markets Equity. (See Note 1(c) of Notes to Financial Statements.)

Notes to Financial Statements

December 31, 2008

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds. Included in this report are the Managers AMG Essex Large Cap Growth Fund (“Essex Large Cap Growth”), Managers International Equity Fund (“International Equity”), Managers Emerging Markets Equity Fund (“Emerging Markets Equity”), Managers Money Market Fund (“Money Market”) and Managers Global Bond Fund (“Global Bond”), collectively the “Funds.”

Money Market invests all of its investable assets in the Capital Shares of the JPMorgan Liquid Assets Money Market Fund (the “Portfolio”), a separate registered open-end management investment company with substantially the same investment objective and policies as the Fund. The Portfolio is a series of the JPMorgan Trust II, a business trust organized under the laws of The Commonwealth of Massachusetts. The investment manager of the Portfolio is JPMorgan Investment Advisors Inc. (“JPMIA”). The performance of the Fund is directly affected by the performance of the Portfolio.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of a specific investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except ishares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

Money Market’s investment in the Portfolio is valued daily at its end of day net asset value per share. The Portfolio’s underlying investments are valued at amortized cost which approximates market value. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instruments.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.

Notes to Financial Statements (continued)

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Funds’ investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities	Other Financial Instruments*
Essex Large Cap Growth
Level 1	$30,072,264	—
Level 2	70,933	—
Level 3	—	—

Total	$30,143,197	—

International Equity
Level 1	$25,204,880	$(950)
Level 2	103,809,055
Level 3	—	—

Total	$129,013,935	$(950)

Emerging Markets Equity
Level 1	$14,700,982	—
Level 2	49,557,028	—
Level 3		—

Total	$64,258,010	—

Level	Investments in Securities	Other Financial Instruments*
Global Bond
Level 1	$2,032,510	—
Level 2	44,945,360	$(1,110)
Level 3	—	—

Total	$46,977,870	$(1,110)

Money Market
Level 1	$79,809,831	—
Level 2	—	—
Level 3	—	—

Total	$79,809,831	—

*       Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. As a shareholder of the Portfolio, the Money Market Fund receives its proportionate share of the dividends paid by such class, which takes into consideration the Fund’s proportionate share of net investment income and expenses of such class. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the year ended December 31, 2008, under these arrangements the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were as follows: Essex Large Cap Growth—$22,676 or 0.05% and International Equity – $8,111 or 0.00%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”) (formerly The Bank of New York), the Fund’s custodian, whereby the Funds are credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Funds. For the year ended December 31, 2008, the custodian expense was reduced as follows: Essex Large Cap Growth—$41; International Equity—$411; Emerging Markets Equity—$95 and Global Bond—$204.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the Federal funds rate on the day of the overdraft. For the year ended December 31, 2008, overdraft fees were as follows: Essex Large Cap Growth—$2 or 0.00%, International Equity – $536 or 0.00%, Emerging Markets Equity—$39,702 or 0.03% and Global Bond Fund – $806 or 0.00%.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), whereby earnings credits are used to offset banking charges

Notes to Financial Statements (continued)

and other out-of-pocket expenses. For the year ended December 31, 2008, the Funds’ portion of the transfer agent expense was reduced under this arrangement as follows: Essex Large Cap Growth—$470; International Equity—$2,526; Emerging Markets Equity—$1,598; Global Bond—$886 and Money Market—$949.

The Investment Manager has agreed to waive a portion of its management or administrative fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Funds have made in the JPMorgan Liquid Assets Portfolio- Capital Share Class. For the year ended December 31, 2008, the management fee was reduced as follows: International Equity—$51. For the year ended December 31, 2008, the Money Market’s administrative fee was reduced by $41,323.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits but include non-reimbursable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually for all Funds except Money Market. Dividends resulting from net investment income, if any, normally will be declared daily and paid monthly for Money Market. Distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	Essex Large Cap Growth		International Equity		Emerging Markets Equity		Global Bond
	2008	2007	2008	2007	2008	2007	2008	2007
Distributions paid from:
Ordinary income	—	—	$579,286	$1,407,436	$990,986	—	$5,512,596	$5,790,344
Short-term capital gains	—	—	—	—	2,127,641	$5,317,862	—	35,680
Long-term capital gains	—	—	—	—	17,050,958	25,872,433	62,905	865

	—	—	$579,286	$1,407,436	$20,169,585	$31,190,295	$5,575,501	$5,826,889

As a % of distributions paid: (unaudited)
Qualified ordinary income	—	—	100.00%	100.00%	100.00%	—	—	—
Ordinary income—dividends received deduction	—	—	—	2.41%	—	—	—	—

As of December, 2008, the components of distributable earnings (excluding unrealized appreciation/ deprecation) on a tax basis consisted of:

	Essex Large Cap Growth	International Equity	Emerging Markets Equity	Global Bond
Capital loss carryforward	$140,593,312	$49,555,843	—	$906,645
Undistributed ordinary income	—	161,644	$98,193	223,383
Undistributed short-term capital gains	—	—	—	—
Undistributed long-term capital gains	—	—	—	—

The tax character of distributions paid by the Money Market Fund during the past three fiscal periods were as follows:

Money Market
	For the fiscal year ended December 31, 2008	For the one month ended December 31, 2007	For the fiscal year ended November 30, 2007
Distributions paid from:
Ordinary income	$2,303,877	$360,350	$5,069,405
Short-term capital gains	—	—	—
Long-term capital gains	—	—	—

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of their taxable income and gains to their shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2008), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

As of December 31, 2008, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amount	Expires December 31,
Essex Large Cap Growth	$89,173,242	2009
	30,988,593	2010
	12,899,489	2011
	7,531,988	2016

Total	$140,593,312

International Equity	$13,386,880	2010
	16,170,119	2011
	19,998,844	2016

Total	$49,555,843

Global Bond	$906,645	2016

For the year ended December 31, 2008, the Funds did not utilize any capital loss carryovers.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each fund. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2008, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds: Essex Large Cap Growth – one owns 13%; International Equity – one owns 18% and Emerging Markets Equity – two collectively own 46%. Transactions by these shareholders may have a material impact on the Funds.

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

For each of the Funds other than Money Market, the Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Investment Manager selects subadvisors for the Funds (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Funds’ investment portfolio is managed by portfolio managers who serve pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the year ended December 31, 2008, the annual investment management fee rates, as a percentage of average daily net assets, were as follows:

Fund	Investment Management Fee
Essex Large Cap Growth	0.80%
International Equity	0.90%
Emerging Markets Equity	1.15%
Global Bond	0.70%

The Investment Manager of Global Bond has agreed to contractually waive a portion of its management fee for the Fund until at least March 1, 2009. For the year ended December 31, 2008, the amount waived was $78,646 or 0.10%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration

Notes to Financial Statements (continued)

and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. Under the terms of the Administration Agreement, each of the Funds, except Global Bond and Money Market, pay a fee to the Administrator at the rate of 0.25% per annum of the Funds’ average daily net assets. Global Bond and Money Market pay a fee to the Administrator at the rate of 0.20% and 0.15%, respectively, per annum of the Funds’ average daily net assets.

The Investment Manager for the Funds has contractually agreed, through at least May 1, 2009, subject to later reimbursement by the Funds in certain circumstances, that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) will be limited to the following amounts of the Funds’ average daily net assets: International Equity – 1.48%; Emerging Markets Equity – 1.77%; and Global Bond - 1.10%. The Investment Manager has also contractually agreed, subject to later reimbursement by the Funds in certain circumstances, that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund expenses and extraordinary expenses) on Essex Large Cap Growth, will be limited to 1.29% of the Fund’s average daily net assets, provided that the amount of fees waived, paid or reimbursed does not exceed 0.25% per annum. Prior to January 1, 2008, the expense limitations for International Equity, Emerging Markets Equity, and Global Bond were 1.55%, 1.79%, and 1.19%, respectively.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement occurs and that such repayment would not cause the Funds’ total operating expenses in any such future year to exceed that Funds’ respective expense cap. For the year ended December 31, 2008, the Funds made no such repayments to the Investment Manager. At December 31, 2008, the cumulative amount of reimbursement by the Investment Manager subject to repayment by Essex Large Cap, International Equity, Emerging Markets Equity and Global Bond equaled $146,429, $349,131, $386,086 and $38,749, respectively. For the year ended December 31, 2008, the Investment Manager voluntarily waived $30,507 of expenses for Essex Large Cap which may not be recovered by the Investment Manager.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund in the Trust. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2008, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Essex Large Cap Growth	$48,361,224	$48,819,532	N/A	N/A
International Equity	308,234,327	335,247,917	N/A	N/A
Emerging Markets Equity	68,381,416	103,572,826	N/A	N/A
Global Bond	32,581,086	64,009,621	$9,363,561	$9,598,192

4.	Portfolio Securities Loaned

Each of the Funds other than Money Market may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the

Notes to Financial Statements (continued)

collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September and October of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position in the separate sleeves of the ICRF Fund is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7.	Forward Foreign Currency Contracts

International Equity, Emerging Markets Equity, and Global Bond may invest in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Funds’ financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

The Funds, except Essex Large Cap Growth and Money Market, may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Open forward foreign currency exchange contracts (in U.S. Dollars) at December 31, 2008 were as follows:

Foreign Currency	Position	Settlement Date	Current Value (Receivable Amount)	Contract Value (Payable Amount)	Unrealized Gain/ (Loss)
Global Bond
Singapore Dollar	Short	01/15/09	$335,242	$343,392	$(8,150)
Singapore Dollar	Long	01/15/09	145,681	138,641	7,040

			$480,923	$482,033	$(1,110)

Notes to Financial Statements (continued)

8.	Futures Contracts Held or Issued for Purposes other than Trading

International Equity may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or a Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

Cash pledged to cover margin requirements for the open futures positions at December 31, 2008, amounted to $33,487. Open futures contracts (in U.S. Dollars) at December 31, 2008, were as follows:

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
DJ Euro Stoxx 50	7	Long	03/20/09	$(950)

9.	New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Management is currently evaluating the impact, if any, of SFAS 161 the Funds’ financial statement disclosures.

Tax Information (unaudited)

Each Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, Essex Large Cap Growth, International Equity, Emerging Markets Equity and Global Bond designate $0, $0, $17,050,958 and $62,905, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2008, or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers AMG Essex Large Cap Growth Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Global Bond Fund and Managers Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG Essex Large Cap Growth Fund, Managers International Equity Fund, Managers Emerging Markets Equity Fund, Managers Global Bond Fund and Managers Money Market Fund (five of the series constituting The Managers Funds, hereafter referred to as the “Funds”), at December 31, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2009

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K MULTI-CAP EQUITY

Gannet Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Federated MDTA LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL ENHANCED YIELD

Gannet Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

December 31, 2008

Managers Bond Fund

AR019-1208

Managers Bond Fund

Annual Report — December 31, 2008

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOT, AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS	21

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	22
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	23
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	24
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	25
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	26
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30

TRUSTEES AND OFFICERS	31

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

2008 will go down in the history books as one of the most challenging investment periods in decades. Equities sank and Treasuries soared amid ongoing reports of deteriorating credit conditions and weakening economic growth in both the U.S. and abroad. The epicenter of the crisis continued to be in the financial sector, where escalating concerns about toxic mortgage assets culminated in a crisis of confidence in the strength of our most prominent financial institutions. As the trust that is so sorely needed between counterparties across the global financial system evaporated, so did the availability of credit. The scarce availability of credit, along with high levels of leverage, led to numerous firm mergers, bailouts and failures. While the total number of financial firm failures has fallen well short of levels reached during previous periods of crises, the casualties among the largest and most well-regarded corporations has been unprecedented. The list of firms included the likes of Bear Stearns, Lehman Brothers, Countrywide Financial, Washington Mutual, American International Group, Wachovia, Fannie Mae, Freddie Mac, Citigroup, Merrill Lynch and others.

Meanwhile, the U.S. Government, along with other global leaders, took unprecedented steps to assist in resolving the credit crisis, contain the damage to real economies, and attempt to restore investor confidence. While the previous U.S. administration, via the Treasury and the Federal Reserve, acted aggressively in an attempt to alleviate the problems associated with the crisis, their efforts will likely require more time before we start to see meaningful results.

The credit crisis has weighed heavily on the returns of both equity and fixed-income markets in the U.S. and abroad. Unlike the equity markets, however, the dispersion of returns amongst the various fixed-income markets was substantial. Within the debt markets, performance varied most notably along the credit spectrum, as higher quality securities easily outperformed lower quality issues. For the period, the Barclays Capital U.S. Treasury Index gained +13.7% while the Barclays Capital U.S. High Yield Index returned -26.2%. Broader fixed-income indexes held up reasonably well, with the Barclays Capital U.S. Aggregate Bond Index and the Barclays Capital Global Aggregate Ex-U.S. Dollar Bond Index gaining +5.2% and +4.4%, respectively.

Against this backdrop, the performance of the Managers Bond Fund (the “Fund”), while exceeding equity returns, was challenged, as detailed below.

Periods Ended 12/31/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Bond Fund	(15.71)%	(16.31)%	(1.14)%	0.77%	4.74%	8.23%	6/1/1984

Barclays Capital U.S. Government/ Credit Bond Index	4.68%	5.70%	5.56%	4.64%	5.64%	8.64%	6/1/1984

As noted above, for the year ended December 31, 2008, the Fund returned -16.31%, compared to a return of +5.70% for the Barclays Capital U.S. Government/Credit Index (the “Index”), the Fund’s primary benchmark. The Fund’s performance relative to the Index during 2008 was primarily driven by an overweight in corporate bonds and a related underweight in U.S. Treasuries. Throughout the year, as yield spreads widened and valuations on corporate bonds declined, Loomis Sayles & Company, L.P. (“Loomis”), the Fund’s subadvisor, shifted the Fund’s assets away from Treasuries into corporate bonds. In hindsight, the timing of this shift was premature. The negative impact of the shift to corporates was magnified by meaningful exposure to BBB-rated securities, which are at the lower end of the investment-grade credit scale. As mentioned above, there was a direct correlation between credit quality and performance throughout the year. Nevertheless, Loomis still feels strongly that corporate bonds are severely undervalued and thinks that the Fund’s current allocation should be well-positioned for strong excess performance as spreads narrow further. In addition to the sector

1

Letter to Shareholders (continued)

allocation decisions, security selection had a modest impact on performance. While exposure to the headline names was modest, the Fund did hold positions in Lehman Brothers, as well as Fannie Mae and Freddie Mac. Lastly, the Fund’s non-U.S. holdings were negatively impacted by the rally in the Dollar relative to most major currencies. The Dollar was pushed higher as investors viewed it as another safe haven.

Looking ahead, with a weak and eventually recovering economy, central banks around the globe are expected to remain accommodative throughout the coming year. Treasury yields could fall further in the near term, but Loomis believes the bias will be for stable-to-higher yields later in the year assuming the economy begins to improve, credit demands rise, and the flight to safety reverses as Loomis anticipates. Risky assets are priced at extremely wide spreads relative to Treasuries. This is true partly because Treasury yields are so low, but a good portion of the gap reflects illiquid market conditions and fear of deteriorating fundamentals. Valuations are so cheap now that spreads would not need to tighten further for the Fund to earn an attractive yield. Loomis believes yield spreads can narrow in the coming year if the economy begins to move out of a recession and lending patterns begin to normalize. The timing of such a move is uncertain, as there are a number of hurdles to clear. Investors need to see more clarity surrounding policymakers’ intentions, especially with a new administration coming on board. Additionally, investors need to develop more confidence that the government will succeed in stabilizing housing and restoring lending. The global corporate bond markets are likely to remain volatile, and there could certainly be increases in defaults and downgrades. Despite this, Loomis believes the Fund is positioned to deliver attractive returns by maintaining its well-diversified exposure to the credit markets, and by leveraging their experience and research resources to avoid the credit blow-ups in the market.

The following report covers the one-year period ended December 31, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2008	Expense Ratio for the Period	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period*
Managers Bond Fund
Based on Actual Fund Return	0.99%	$1,000	$843	$4.59
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$5.03

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

3

Managers Bond Fund

Portfolio Manager’s Comments

The Managers Bond Fund’s (the “Fund”) objective is to achieve a high level of current income from a diversified portfolio of fixed income securities. The Fund’s benchmark is the Barclays Capital U.S. Government/Credit Index (the “Index”).

The Fund’s assets are managed by Loomis Sayles & Company, L.P. (“Loomis”), who serves as subadvisor to the Fund. The investment team at Loomis believes that there are inherent inefficiencies in bond markets, hence the greatest opportunities to add value reside in the pricing of credit risk. Their philosophy is to identify attractively valued issues through fundamental research. Portfolio manager Dan Fuss and his investment team at Loomis are focused on issue selection rather than interest-rate timing. They employ a “bond picker’s” approach, capitalizing on the firm’s commitment to credit research. Mr. Fuss and the team research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see a yield premium, the potential for price appreciation, or both. They analyze the company’s financial condition in detail, as well as the terms of specific bond offerings. They believe price appreciation can come from a variety of catalysts, including improving company fundamentals which would lead to credit upgrades, changing market supply and demand forces, and improving sector or economic trends.

The ideal investment typically exhibits some of the following traits:

•	An attractive yield, both absolute and relative to Loomis’ credit research expectations

•	Good call protection, particularly when prevailing rates are low

•	Stable or improving fundamentals (for corporate bonds)

•	Non-market relatedness to counter the impact of systematic risk

The portfolio:

•	Primarily holds securities rated BBB/Baa or better, but may hold a small portion in below-investment-grade and unrated bonds

•	Can be invested up to 10% in non-U.S. Dollar denominated bonds

In order to mitigate some of the interest rate risk, the Fund may be structured with counter-cyclical elements. In doing so, Dan Fuss may utilize convertible bonds, municipal bonds, preferred stocks, and foreign corporate and government bonds in addition to the domestic corporate bonds, which are used for alpha generation. In addition, Mr. Fuss seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

In deciding which securities to buy, Loomis will consider:

•	The financial strength of the issuer of the security

•	Current interest rates and expectations regarding general trends in interest rates

•	Comparison of the level of risk associated with particular investments with the asset manager’s expectations concerning the potential return of those investments

The investment team may make a sell decision when:

•	There is a change in sovereign, industry, or company fundamentals

•	The issue is downgraded by Loomis’ research

•	Relative valuation is not consistent with its expected rating category

•	Other securities or sectors offer greater total return potential.

The Year in Review

The Fund returned -16.31% for the year ended December 31, 2008, compared to the Index, which returned +5.70%.

For investors, 2008 turned out to be a year that many would rather soon forget. The fixed income markets were no exception, marred by the widening of credit spreads to historic levels, and credit markets struggling to function normally. In the first half of the year, the markets seemed to be tussling with the typical bear market challenges. The second half, though, proved to be anything but normal. Policymakers responded with immediate and aggressive action, recognizing the importance of keeping credit flowing through the markets. With no playbook to follow, there were stumbles along the way and some inconsistent application of policy. Investors shunned risky assets, preferring instead the safe haven of U.S. Government securities. This flight to quality persisted even though, as it turns out, investors were paid little to nothing, as Treasury bills moved toward zero. For the year, investment-grade corporate bonds underperformed Treasury securities by nearly 20%. That differential grew wider with a decline in credit quality, with high-yield securities underperforming Treasuries by 38% for the year. By the end of the fourth quarter, there were some tentative signs that the damage was being contained. Short-term rates began to ease, a few new issues came to market, and corporate spreads narrowed marginally.

The Fund’s performance relative to the Index during 2008 was primarily driven by an overweight in corporate bonds and a related underweight in U.S. Treasuries. Throughout the year, as yield spreads widened and valuations on corporate bonds declined, Loomis shifted the Fund’s assets away from Treasuries into corporate bonds. A sizeable portion of the Fund’s corporate exposure is in BBB-rated securities, which are at the lower end of the investment grade credit scale. As mentioned above, there was a direct correlation between credit quality and performance throughout the year. In hindsight, the timing of this shift was premature. However, Loomis still feels strongly that corporate bonds are severely undervalued, and believe that the Fund’s current allocation should be well-positioned for strong performance as spreads narrow further. In addition to the sector-allocation decisions, security selection had a modest impact on performance. While exposure to the headline names was modest, the Fund did hold positions in Lehman Brothers, as well as Fannie Mae and Freddie Mac. Lastly, the Fund’s non-U.S. holdings were negatively impacted by the rally in the Dollar relative to most major currencies. The Dollar was pushed higher as investors viewed this as another safe haven.

Looking Forward

With a weak and eventually recovering economy, central banks around the globe are expected to remain accommodative throughout the coming year. Treasury yields could fall further in the near term, but Loomis believes the bias will be for stable-to-higher yields later in the year as the economy begins to improve, credit demands rise, and the flight to safety reverses. Risky assets are priced at extremely wide spreads relative to Treasuries. This is true partly because Treasury yields are so low, but a good portion of the gap reflects illiquid market conditions and fear of deteriorating fundamentals. Valuations are so cheap now that spreads would not need to tighten further for the Fund to earn an attractive yield. Loomis believes yield spreads can narrow in the coming year if the economy begins to move out of recession and lending patterns

4

Managers Bond Fund

Portfolio Manager’s Comments (continued)

begin to normalize. The timing of such a move is uncertain, as there are a number of hurdles to clear. Investors need to see more clarity surrounding policymakers’ intentions, especially with a new administration in place. Additionally, investors need to develop more confidence that the government will succeed in stabilizing housing and restoring lending. The global corporate bond markets are likely to remain volatile, and there could certainly be increases in defaults and downgrades. Despite this, Loomis believes the Fund can deliver attractive returns by maintaining its well-diversified exposure to the credit markets, and by leveraging their experience and research resources to avoid the credit blow-ups in the market.

Cumulative Total Return Performance

Managers Bond Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Barclays Capital U.S. Government/Credit Index is comprised of government securities and investment grade corporate securities with a maturity between one and ten years. Unlike the Fund, the Barclays Capital U.S. Government/Credit Index is unmanaged, is not available for investment, and does not incur expenses. The Index assumes reinvestment of all income. This chart compares a hypothetical $10,000 investment made in the Managers Bond Fund on December 31, 1998, to a $10,000 investment made in the Barclays Capital U.S. Government/Credit Index for the same time period. The chart is not intended to imply any future performance of the Fund. The graph and chart do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Total returns would have been lower had certain expenses not been reduced. Past performance is not indicative of future results.

The table below shows the average annual total returns for Managers Bond Fund and the Barclays Capital U.S. Government/Credit Index from December 31, 1998 through December 31, 2008.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Bond Fund [2,3,4,5]	(16.31)%	0.77%	4.74%	6/1/84
Barclays Capital U.S. Govt./Credit Index	5.70%	4.64%	5.64%	6/1/84

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to the risks associated with investments in debt securities, such as default risk, fluctuations in debtor’s perceived ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[4]

Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[5]	High yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.

Barclays Capital U.S. Govt./Credit Index is an index of all investment grade government and corporate bonds with a maturity between one and ten years. Unlike the Fund, the Barclays Capital U.S. Govt./Credit Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Managers Bond Fund

Fund Snapshot

December 31, 2008

Portfolio Breakdown

Industry	Managers Bond Fund**	Barclays Capital U.S. Govt./Credit Bond Index
Corporate	83.5%	31.4%
Foreign Government	5.0%	6.9%
Asset-Backed Securities	3.4%	0.0%
Municipal Bonds	1.7%	0.0%
Preferred Stock	0.8%	0.0%
U.S. Government	0.4%	61.7%
Mortgage-Backed Securities	0.3%	0.0%
Other Assets and Liabilities	4.9%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
Merrill Lynch & Co., Inc., 6.110%, 11/29/37 *	2.9%
Southwestern Electric Power Co., 4.650%, 01/15/19 *	2.0
Kinder Morgan Energy Partners L.P., 5.950%, 02/15/18 *	2.0
International Paper Co., 7.950%, 06/15/18 *	2.0
PPG Industries, Inc., 6.650%, 03/18/18	1.8
Equitable Resources, Inc., 6.500%, 04/01/18 *	1.8
Medco Health Solutions, Inc., 7.125%, 03/15/18 *	1.6
Dun & Bradstreet, Corp., The, 6.000%, 04/01/13	1.6
Questar Market Resources, Inc., 6.800%, 04/01/18	1.4
CIT Group, Inc., 12.000%, 12/18/18	1.4

Top Ten as a Group	18.5%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

6

Managers Bond Fund

Schedule of Portfolio Investments

December 31, 2008

Security Description	Principal Amount		Value
Corporate Bonds—83.5%
Finance—20.4%
American General Finance Corp.,
5.400%, 12/01/15		$5,000,000	$1,867,895
Series MTN, 6.900%, 12/15/17		57,315,000	24,804,385
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	5,800,000	2,927,326
Bank of America Capital Trust VI, 5.625%, 03/08/35		3,085,000	2,591,665
Barclays Capital Corp.,
2.899%, 03/23/09 (03/23/09) (a) [6]	KRW	160,900,000	128,408
4.160%, 02/22/10 (a)	THB	25,000,000	737,390
Series EMTN, 4.100%, 03/22/10 (a)	THB	26,000,000	731,409
BNP Paribas SA DN, 19.975%, 06/13/11 (a) [4]	IDR	19,645,500,000	1,130,608
Caterpillar Financial Services Corp., 5.850%, 09/01/17		13,000,000	12,725,648
CIGNA Corp., 6.150%, 11/15/36		6,830,000	5,196,954
CIT Group, Inc.,
5.000%, 02/13/14		120,000	87,216
5.125%, 09/30/14		206,000	147,030
5.500%, 12/20/16	GBP	1,900,000	1,470,782
7.625%, 11/30/12		21,513,000	18,160,608
12.000%, 12/18/18 (a)		33,607,000	25,877,391
Citibank, N.A., 15.000%, 07/02/10 (a)	BRL	2,000,000	891,569
Colonial Realty, L.P.,
4.800%, 04/01/11		3,485,000	2,778,239
5.500%, 10/01/15		1,255,000	707,034
Duke Realty, L.P.,
5.950%, 02/15/17		2,210,000	1,104,125
6.500%, 01/15/18		5,000,000	2,231,645
Equity One, Inc., 6.000%, 09/15/17		5,915,000	3,337,976
ERAC USA Finance Co.,
6.375%, 10/15/17 (a)		4,910,000	3,407,599
6.700%, 06/01/34 (a)		1,250,000	686,895
7.000%, 10/15/37 (a)		19,033,000	10,482,920
ERP Operating, L.P.,
5.125%, 03/15/16		600,000	424,506
5.750%, 06/15/17		1,450,000	1,000,862
First Industrial L.P., 5.950%, 05/15/17		15,000,000	7,671,990
Ford Motor Credit Company LLC,
5.700%, 01/15/10		6,815,000	5,791,591
7.000%, 10/01/13		200,000	138,185
8.000%, 12/15/16		3,500,000	2,279,784
8.625%, 11/01/10		195,000	147,620
9.750%, 09/15/10		445,000	355,997

The accompanying notes are an integral part of these financial statements.

7

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Finance—20.4% (continued)
GE Capital Australia Funding Pty., Ltd., 8.000%, Series EMTN, 02/13/12	AUD	3,965,000		$2,651,473
General Electric Capital Corp.,
2.960%, 05/18/12	SGD	4,400,000		2,701,217
3.485%, 03/08/12	SGD	16,500,000		10,375,571
6.500%, 09/28/15	NZD	14,950,000		6,933,705
6.625%, 02/04/10	NZD	3,500,000		1,953,298
6.750%, 09/26/16	NZD	6,390,000		3,115,175
GMAC LLC,
5.625%, 05/15/09		$265,000		254,656
6.000%, 12/15/11		1,127,000		911,675
6.625%, 05/15/12		1,374,000		1,069,357
6.750%, 12/01/14		1,019,000		700,073
6.875%, 08/28/12		253,000		194,198
6.875%, 09/15/11		158,000		129,443
7.000%, 02/01/12		763,000		609,256
7.250%, 03/02/11		816,000		701,262
7.500%, 12/31/13		584,000		408,800
8.000%, 11/01/31		1,805,000	[2]	1,056,104
8.000%, 11/01/31		319,000		189,610
8.000%, 12/31/18		1,366,000		683,000
Highwoods Realty, L.P.,
5.850%, 03/15/17		3,680,000		2,276,426
7.500%, 04/15/18		2,405,000		1,560,633
ICICI Bank, Ltd., 6.375%, 04/30/22 (a) [7]		900,000		472,601
International Lease Finance Corp.,
5.000%, 04/15/10		1,040,000		844,116
5.550%, 09/05/12		345,000		237,991
6.375%, 03/25/13		1,730,000		1,175,182
6.625%, 12/07/09	GBP	9,140,000		10,968,407
iStar Financial Inc.,
5.150%, 03/01/12		4,360,000		1,373,400
5.125%, 04/01/11		280,000		98,000
5.375%, 04/15/10		830,000		381,800
5.500%, 06/15/12		260,000		81,900
5.650%, 09/15/11		3,095,000		990,400
5.700%, 3/01/14		15,000	[2]	4,650
5.743%, 10/01/12,(04/01/09) [6]		8,095,000		2,367,788
5.800%, 03/15/11		640,000		224,000
5.850%, 03/15/17		325,000		97,500
5.875%, 03/15/16		1,340,000		381,900
5.950%, 10/15/13		4,725,000		1,488,375
6.050%, 04/15/15		620,000		182,900
8.625%, 06/01/13		425,000		131,750

The accompanying notes are an integral part of these financial statements.

8

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Finance—20.4% (continued)
JPMorgan Chase & Co.,
16.650%, 05/17/10 (a) [4]	BRL	3,600,000	$1,238,454
23.792%, 03/28/11 (a) [4]	IDR	932,700,000	51,735
25.218%, 04/12/12 (a) [4]	IDR	40,733,437,680	1,714,541
JPMorgan International, 19.517%, 10/21/10 (a) [4]	IDR	16,627,462,500	1,089,862
Kaupthing Bank,
3.413%, 01/15/10 (a) [8]		$1,000,000	60,000
5.750%, 10/04/11 (a) [8]		10,000,000	600,000
6.125%, 10/04/16 (a) [8]		1,800,000	108,000
KfW Bankengruppe, 10.750%, 02/01/10	ISK	20,000,000	156,076
Kinder Morgan Finance Co.,
5.150%, 03/01/15		680,000	506,600
5.700%, 01/05/16		370,000	275,650
Lehman Brothers Holdings, Inc.,
6.000%, 05/03/32 [8]		1,380,000	138
6.875%, 07/17/37 [8]		17,410,000	1,741
Marsh & McLennan Companies, Inc.,
5.375%, 07/15/14		4,390,000	3,894,711
5.750%, 09/15/15		11,939,000	10,634,378
5.875%, 08/01/33		10,360,000	7,632,202
MBIA Insurance Corp., 14.000%, 01/15/33 (a) [7]		525,000	267,750
Merrill Lynch & Co., Inc.,
4.625%, 09/14/18	EUR	1,750,000	1,543,839
6.110%, 01/29/37		60,150,000	54,070,340
10.710%, 03/08/17	BRL	2,500,000	862,993
Morgan Stanley,
5.550%, 04/27/17		6,500,000	5,367,602
6.625%, 04/01/18		18,310,000	16,063,180
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		13,925,000	12,826,944
PNC Bank, N.A., 6.875%, 04/01/18		8,050,000	8,564,942
ProLogis Trust,
5.625%, 11/15/15		345,000	171,694
5.750%, 04/01/16		280,000	139,640
Qwest Capital Funding, Inc., 6.875%, 07/15/28		1,190,000	714,000
Realty Income Corp., 6.750%, 08/15/19		7,675,000	4,441,638
SLM Corp.,
5.000%, 10/01/13		2,060,000	1,473,971
5.000%, 04/15/15		50,000	31,720
5.125%, 08/27/12		540,000	404,114
5.375%, 01/15/13		2,460,000	1,803,488
5.375%, 05/15/14		300,000	202,462

The accompanying notes are an integral part of these financial statements.

9

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Finance—20.4% (continued)
SLM Corp. (continued)
5.400%, 10/25/11		$520,000	$393,346
6.500%, 06/15/10	NZD	500,000	256,652
8.450%, 06/15/18		18,665,000	14,756,941
Toll Brothers Finance Corp., 5.150%, 05/15/15		3,785,000	2,719,288
Travelers Cos., Inc., The,
6.250%, 06/15/37		15,435,000	14,840,305
6.375%, 03/15/33		3,040,000	2,876,986
6.750%, 06/20/36		2,610,000	2,717,140
White Mountains Insurance Group, Ltd., 6.375%, 03/20/17 (a)		4,555,000	3,766,794
Willis North America, Inc., 6.200%, 03/28/17		5,685,000	3,938,483
Total Finance			385,181,184
Industrial—52.8%
Abitibi-Consolidated, Inc., 7.500%, 04/01/28		500,000	35,000
Agilent Technologies, Inc., 6.500%, 11/01/17		6,945,000	4,774,014
Albertson’s, Inc.,
6.625%, 06/01/28		1,015,000	537,950
7.450%, 08/01/29		3,195,000	1,885,050
7.750%, 06/15/26		915,000	558,150
American President, Ltd., 8.000%, 01/15/24 [5]		250,000	131,980
Anadarko Petroleum Corp.,
5.950%, 09/15/16		4,915,000	4,341,464
6.450%, 09/15/36		13,875,000	10,945,072
Anheuser-Busch Companies, Inc.,
5.950%, 01/15/33		6,177,000	5,129,807
6.450%, 09/01/37		7,900,000	7,114,424
Arrow Electronics, Inc., 6.875%, 07/01/13		410,000	370,718
AT&T Corp.,
6.150%, 09/15/34		1,375,000	1,413,211
6.500%, 03/15/29		7,650,000	7,409,583
6.500%, 09/01/37		4,970,000	5,352,640
Avnet, Inc.,
2.000%, 03/15/34		1,425,000	1,401,844
5.875%, 03/15/14		11,000,000	9,241,936
6.000%, 09/01/15		5,340,000	4,089,041
6.625%, 09/15/16		1,370,000	1,054,531
Bell Canada, 5.000%, 02/15/17 (a)	CAD	1,000,000	684,285
BellSouth Corp.,
6.000%, 11/15/34		7,940,000	7,799,152
6.550%, 06/15/34		1,800,000	1,825,198
Bowater, Inc., 6.500%, 06/15/13		1,675,000	167,500
Camden Property Trust, 5.700%, 05/15/17		5,205,000	2,788,860

The accompanying notes are an integral part of these financial statements.

10

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrial—52.8% (continued)
Canadian Pacific Railway Co.,
5.750%, 03/15/33	$195,000	$134,827
5.950%, 05/15/37	9,340,000	6,586,437
Centex Corp., 5.250%, 06/15/15	1,915,000	1,187,300
Chartered Semiconductor Manufacturing, Ltd., 6.250%, 04/04/13	5,600,000	3,548,798
Cia Brasileira de Bebida, 8.750%, 09/15/13	3,795,000	3,984,750
Clear Channel Communications,
4.250%, 05/15/09	1,500,000	1,320,000
5.750%, 01/15/13	500,000	72,500
Colonial Realty, L.P., 6.050%, 09/01/16	470,000	273,872
Comcast Corp.,
5.650%, 06/15/35	13,285,000	11,810,777
6.500%, 11/15/35	1,320,000	1,313,717
6.950%, 08/15/37	19,230,000	20,250,190
Continental Airlines, Inc.,
5.983%, 04/19/22	16,735,000	11,212,450
6.795%, 08/02/20	45,522	26,858
Series B, 6.903%, 04/19/22	5,595,000	3,189,150
Corn Products International, Inc., 6.625%, 04/15/37	4,055,000	3,453,080
Corning, Inc.,
6.850%, 03/01/29	9,142,000	7,063,411
7.250%, 08/15/36	1,185,000	954,631
CSX Corp.,
6.000%, 10/01/36	11,635,000	9,215,339
6.250%, 03/15/18	16,400,000	15,084,294
Cummins Engine Co., Inc.,
5.650%, 03/01/98	11,235,000	4,996,272
6.750%, 02/15/27	2,853,000	2,141,057
7.125%, 03/01/28	50,000	38,881
D.R. Horton, Inc., 5.250%, 02/15/15	5,495,000	3,461,850
Delta Air Lines, Inc., 8.021%, 08/10/22	15,300,065	8,089,909
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	2,725,000	1,962,000
Dillards, Inc., 7.000%, 12/01/28	225,000	73,125
DP World, Ltd., 6.850%, 07/02/37 (a)	28,350,000	14,602,178
Duke Energy Field Services LLC, 6.450%, 11/03/36 (a)	2,615,000	1,899,499
Dun & Bradstreet Corp., The, 6.000%, 04/01/13	32,120,000	30,338,850
El Paso Corp.,
6.950%, 06/01/28	1,030,000	622,643
7.000%, 05/15/11	500,000	454,892
Energy Transfer Partners, L.P.,
6.125%, 02/15/17	700,000	578,079
6.625%, 10/15/36	1,805,000	1,263,413

The accompanying notes are an integral part of these financial statements.

11

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Industrial—52.8% (continued)
Enterprise Products Operating L.P., 6.300%, 09/15/17		$8,440,000		$7,143,346
Equifax, Inc., 7.000%, 07/01/37		5,470,000		3,422,502
Equitable Resources, Inc., 6.500%, 04/01/18		35,420,000		33,084,547
Eurofima, 11.000%, 02/05/10	ISK	60,000,000		490,830
Federated Retail Holdings, Inc., 6.375%, 03/15/37		14,065,000		7,920,086
Foot Locker, Inc., 8.500%, 01/15/22		570,000		433,200
Ford Motor Co., 6.375%, 02/01/29		1,990,000		437,800
Freescale Semiconductor, Inc., 10.125%, 12/15/16		1,275,000	[2]	522,750
General Motors Corp.,
7.400%, 09/01/25		570,000		94,050
8.250%, 07/15/23		3,535,000	[2]	583,275
8.375%, 07/15/33		135,000		23,625
Georgia-Pacific Corp.,
7.250%, 06/01/28		1,245,000		759,450
7.750%, 11/15/29		1,615,000		1,017,450
8.000%, 01/15/24		1,695,000		1,144,125
8.875%, 05/15/31		2,750,000		1,897,500
GTE Corp., 6.940%, 04/15/28		130,000		120,298
HCA, Inc.,
5.750%, 03/15/14		5,960,000		3,605,800
6.250%, 02/15/13		2,200,000		1,375,000
6.375%, 01/15/15		2,330,000		1,421,300
6.625%, 02/15/16		6,850,000		4,212,750
6.750%, 07/15/13		190,000		119,700
7.050%, 12/01/27		1,685,000		712,401
7.190%, 11/15/15		1,090,000		603,732
7.500%, 11/06/33		925,000		430,125
7.500%, 12/15/23		1,172,000		550,431
7.580%, 09/15/25		1,680,000		776,061
7.690%, 06/15/25		2,589,000		1,215,411
7.750%, 07/15/36		330,000		146,318
8.360%, 04/15/24		2,105,000		1,077,408
Home Depot, Inc.,
5.400%, 03/01/16		330,000		295,324
5.875%, 12/16/36		19,772,000		15,503,265
Hospira, Inc., 6.050%, 03/30/17		3,395,000		2,757,480
Hutchison Whampoa International, Ltd., 5.450%, 11/24/10 (a)		2,225,000		2,242,088
International Paper Co.,
4.000%, 04/01/10		1,000,000		962,308
4.250%, 01/15/09		1,000,000		999,655
5.500%, 01/15/14		550,000		411,199
7.950%, 06/15/18		48,010,000		37,945,184

The accompanying notes are an integral part of these financial statements.

12

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrial—52.8% (continued)
Intuit, Inc., 5.750%, 03/15/17	$3,560,000	$2,632,609
J.C. Penney Co., Inc.,
5.750%, 02/15/18	4,660,000	3,093,322
6.375%, 10/15/36	12,955,000	7,841,636
7.125%, 11/15/23	18,000	12,675
7.400%, 04/01/37	4,205,000	2,768,522
7.625%, 03/01/97	5,035,000	3,322,909
Johnson & Johnson, 5.950%, 08/15/37	15,020,000	18,337,152
Kellwood Co., 7.625%, 10/15/17 [5]	250,000	22,500
Kinder Morgan Energy Partners L.P.,
5.800%, 03/15/35	3,360,000	2,339,222
5.950%, 02/15/18	44,630,000	38,090,142
KLA Instruments Corp., 6.900%, 05/01/18	24,365,000	18,428,005
Koninklijke KPN, N.V., 8.375%, 10/01/30	815,000	920,535
Koninklijke Philips Electronics, N.V., 6.875%, 03/11/38	22,735,000	21,579,380
Kraft Foods, Inc.,
6.500%, 08/11/17	8,950,000	8,996,021
6.500%, 11/01/31	13,635,000	13,086,409
7.000%, 08/11/37	7,280,000	7,387,948
Kroger Co., The, 6.400%, 08/15/17	3,060,000	3,085,897
Lennar Corp.,
5.500%, 09/01/14	1,900,000	1,197,000
5.600%, 05/31/15	2,740,000	1,671,400
6.500%, 04/15/16	2,340,000	1,427,400
Lowe’s Companies, Inc.,
5.500%, 10/15/35	175,000	141,102
6.650%, 09/15/37	6,420,000	6,119,897
6.875%, 02/15/28	500,000	489,751
Lubrizol Corp., 6.500%, 10/01/34	16,940,000	13,746,844
Lucent Technologies, Inc.,
6.450%, 03/15/29	4,335,000	1,734,000
6.500%, 01/15/28	305,000	118,950
Macy’s Retail Holdings, Inc.,
6.790%, 07/15/27	3,600,000	1,954,685
6.900%, 04/01/29	340,000	185,501
Marks & Spencer Group PLC, 7.125%, 12/01/37 (a)	4,725,000	2,243,071
Masco Corp., 5.850%, 03/15/17	8,150,000	5,271,795
Medco Health Solutions, Inc., 7.125%, 03/15/18	33,040,000	30,532,066
Missouri Pacific Railroad Co., 5.000%, 01/01/45 [5]	825,000	387,750
Motorola, Inc.,
5.220%, 10/01/97	895,000	297,601
6.500%, 09/01/25	1,345,000	665,704

The accompanying notes are an integral part of these financial statements.

13

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial—52.8% (continued)
Motorola Inc. (continued)
6.500%, 11/15/28	$1,430,000		$631,737
6.625%, 11/15/37	1,890,000		888,300
8.000%, 11/01/11	1,075,000		897,057
New England Telephone & Telegraph Co., 7.875%, 11/15/29	2,390,000		2,100,674
Newmont Mining Corp., 5.875%, 04/01/35	11,660,000		7,171,320
News America, Inc.,
6.150%, 03/01/37	4,075,000		3,802,089
6.200%, 12/15/34	3,440,000		3,139,162
6.400%, 12/15/35	5,820,000		5,379,182
Nextel Communications, Inc.,
5.950%, 03/15/14	18,220,000		7,652,400
6.875%, 10/31/13	20,000		8,500
7.375%, 08/01/15	3,775,000		1,585,500
NGPL Pipeco LLC, 7.119%, 12/15/17 (a)	21,980,000		19,786,264
Northwest Airlines, Inc., 8.028%, 11/01/17	9,330,000	[2]	4,105,200
ONEOK Partners, L.P., 6.650%, 10/01/36	2,650,000		2,053,286
Owens & Minor, Inc., 6.350%, 04/15/16 [5]	1,355,000		1,141,826
Owens Corning, Inc.,
6.500%, 12/01/16	2,655,000		1,922,770
7.000%, 12/01/36	4,990,000		3,272,148
Panhandle Eastern Pipe Line Co., L.P.,
6.200%, 11/01/17	5,520,000		4,241,176
7.000%, 06/15/18	26,505,000		21,164,428
PF Export Receivables Master Trust, 6.436%, 06/01/15 (a)	524,509		529,754
Plains All American Pipeline L.P.,
6.125%, 01/15/17	2,770,000		2,202,679
6.500%, 05/01/18	8,975,000		7,157,545
6.650%, 01/15/37	5,960,000		4,100,897
PPG Industries, Inc., 6.650%, 03/15/18	34,640,000		34,122,340
Pulte Homes, Inc.,
6.000%, 02/15/35	10,320,000		5,263,200
6.375%, 05/15/33	4,670,000		2,475,100
Series $, 5.200%, 02/15/15	3,165,000		2,152,200
Qantas Airways, Ltd., 6.050%, 04/15/16 (a)	11,800,000		10,791,419
Questar Market Resources, Inc., 6.800%, 04/01/18	27,465,000		26,427,070
Qwest Capital Funding, Inc.,
6.500%, 11/15/18	620,000		406,100
7.625%, 08/03/21	2,135,000		1,419,775
Qwest Corp.,
6.500%, 06/01/17	155,000		114,700
6.875%, 09/15/33	7,209,000		4,289,355

The accompanying notes are an integral part of these financial statements.

14

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrial—52.8% (continued)
Qwest Corp. (continued)
7.200%, 11/10/26		$435,000	$280,575
7.250%, 09/15/25		1,085,000	726,950
7.250%, 10/15/35		2,165,000	1,353,125
7.500%, 06/15/23		839,000	587,300
R.H. Donnelley Corp., Series A-1, 6.875%, 01/15/13		1,345,000	181,575
R.H. Donnelley Corp., Series A-2, 6.875%, 01/15/13		1,060,000	143,100
R.H. Donnelley Corp.,
6.875%, 01/15/13		430,000	58,050
8.875%, 01/15/16		1,535,000	230,250
8.875%, 10/15/17		245,000	36,750
Raytheon Co.,
7.000%, 11/01/28		1,500,000	1,712,798
7.200%, 08/15/27		800,000	922,541
Reynolds American, Inc.,
6.750%, 06/15/17		8,170,000	6,485,232
7.250%, 06/15/37		2,000,000	1,346,738
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)		4,180,000	4,362,963
Simon Property Group, L.P., 5.750%, 12/01/15		445,000	290,671
Southern Natural Gas Co., 5.900%, 04/01/17 (a)		4,765,000	3,776,062
Sprint Capital Corp.,
6.000%, 12/01/16		48,000	33,840
6.875%, 11/15/28		27,000	16,065
Talisman Energy, Inc.,
5.850%, 02/01/37		3,674,000	2,555,583
6.250%, 02/01/38		3,635,000	2,639,344
Target Corp.,
6.500%, 10/15/37		1,381,000	1,185,825
7.000%, 01/15/38		25,054,000	23,219,922
Teck Cominco Ltd., 7.000%, 09/15/12		1,000,000	522,880
Telecom Italia Capital S.p.A.,
6.000%, 09/30/34		3,210,000	2,214,900
6.375%, 11/15/33		3,170,000	2,219,000
Telekom Malaysia Berhad, 7.875%, 08/01/25 (a)		250,000	251,774
TELUS Corp., 4.950%, 03/15/17	CAD	7,115,000	5,003,900
Tennessee Gas Pipeline Co., 7.000%, 10/15/28		1,605,000	1,228,043
Texas Eastern Transmission, L.P., 6.000%, 09/15/17 (a)		3,000,000	2,616,948
Time Warner, Inc., 6.500%, 11/15/36		3,360,000	3,046,132
Toro Co., The, 6.625%, 05/01/37 [5]		6,810,000	5,341,968
Transocean, Inc., 7.375%, 04/15/18		500,000	483,922

The accompanying notes are an integral part of these financial statements.

15

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrial—52.8% (continued)
U.S. Steel Corp.,
6.050%, 06/01/17	$2,115,000	$1,382,825
6.650%, 06/01/37	3,595,000	1,834,676
7.000%, 02/01/18	22,850,000	15,573,189
Union Pacific Corp., 5.375%, 06/01/33	2,525,000	2,016,364
United Airlines, Inc., 6.636%, 07/02/22	17,735,189	10,995,817
UnitedHealth Group, Inc.,
5.800%, 03/15/36	13,506,000	10,290,100
6.500%, 06/15/37	310,000	260,199
6.625%, 11/15/37	1,540,000	1,298,126
USG Corp., 6.300%, 11/15/16	1,410,000	863,625
V.F. Corp., 6.450%, 11/01/37	9,334,000	7,343,207
Vale Overseas Ltd., 6.875%, 11/01/36	3,665,000	3,326,720
Verizon Global Funding Corp., 5.850%, 09/15/35	8,900,000	8,855,055
Verizon Maryland, Inc., 5.125%, 06/15/33	1,055,000	768,063
Verizon New England, Inc., 6.500%, 09/15/11	850,000	843,775
Verizon New York, Inc., Series B, 7.375%, 04/01/32	3,090,000	2,581,046
Viacom, Inc., 6.875%, 04/30/36	4,160,000	3,287,552
Vodafone Group PLC, 6.150%, 02/27/37	13,185,000	13,032,476
Watson Pharmaceuticals, Inc., Convertible 1.750%, 03/15/23	515,000	478,950
Weatherford International, Inc., 6.500%, 08/01/36	1,565,000	1,174,788
Wellpoint, Inc., 6.375%, 06/15/37	13,650,000	12,681,696
Western Union Co., 6.200%, 11/17/36	12,735,000	9,867,906
Weyerhaeuser Co., 6.875%, 12/15/33	12,890,000	8,560,185
White Pine Hydro LLC,
6.310%, 07/10/17 (a) [5]	1,700,000	1,551,451
6.960%, 07/10/37 (a) [5]	1,645,000	1,569,402
Williams Co., Inc., Series A, 7.500%, 01/15/31	1,000,000	670,000
XTO Energy, Inc.,
6.100%, 04/01/36	190,000	157,766
6.750%, 08/01/37	2,770,000	2,594,282
Total Industrial		998,172,734
Utility—10.3%
Abu Dhabi National Energy Co. PJSC, 7.250%, 08/01/18 (a)	21,130,000	18,123,032
Ameren Energy Generating Co., 7.000%, 04/15/18	22,700,000	20,881,571
Baltimore Gas & Electric Co., 5.200%, 06/15/33	1,470,000	1,038,643
Bruce Mansfield Unit 1 2, 6.850%, 06/01/34 [5]	10,805,000	9,212,106
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36	15,645,000	12,101,298
Commonwealth Edison Co.,
4.700%, 04/15/15	1,465,000	1,313,274
5.875%, 02/01/33	5,000,000	4,179,225
Constellation Energy Group, Inc., 4.550%, 06/15/15	1,675,000	1,272,069

The accompanying notes are an integral part of these financial statements.

16

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Utility—10.3% (continued)
Dominion Resources, Inc., 5.950%, 06/15/35		$740,000		$632,283
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27		2,900,000		3,105,975
Enersis SA, Yankee, 7.400%, 12/01/16		225,000		226,310
Illinois Power Co., 6.250%, 04/01/18		26,000,000		23,220,574
ITC Holdings Corp.,
5.875%, 09/30/16 (a)		2,410,000		2,298,198
6.375%, 09/30/36 (a)		3,605,000		3,294,819
Mackinaw Power LLC, 6.296%, 10/31/23 (a)		9,647,621		7,877,379
Methanex Corp., 6.000%, 08/15/15		3,825,000		2,510,137
MidAmerican Energy Holdings Co.,
5.875%, 10/01/12		750,000		748,134
6.125%, 04/01/36		2,305,000		2,143,286
6.500%, 09/15/37		6,450,000		6,296,135
NiSource Finance Corp.,
6.150%, 03/01/13		1,250,000		963,176
6.400%, 03/15/18		27,910,000		17,417,989
6.800%, 01/15/19		11,625,000		7,309,254
ONEOK, Inc., 6.000%, 06/15/35		9,210,000		6,311,549
Southwestern Electric Power Co., 6.450%, 1/15/19		39,195,000		38,347,407
Tenaga Nasional Berhad, 7.500%, 11/01/25 (a)		2,000,000		1,894,502
Toledo Edison Co., 6.150%, 05/15/37		2,390,000		1,922,043
Total Utility				194,640,368
Total Corporate Bonds (cost $1,976,885,126)				1,577,994,286
Foreign Government Obligations—5.0%
Alberta, Province of, Series CS, Sinking Fund, 5.930%, 09/16/16	CAD	153,637		138,636
Brazil, Republic of,
10.250%, 01/10/28	BRL	5,750,000		2,219,125
12.500%, 01/05/22	BRL	5,160,000	[2]	2,290,137
Canadian Government,
2.750%, 12/01/10	CAD	7,940,000	[2]	6,631,138
3.750%, 09/01/11	CAD	4,160,000		3,581,543
3.750%, 06/01/12	CAD	12,235,000		10,642,320
5.250%, 06/01/12	CAD	7,870,000		7,162,497
5.750%, 06/01/33	CAD	2,145,000		2,363,861
European Investment Bank,
4.600%, 01/30/37 (a)	CAD	7,270,000		5,837,907
4.827%, 03/10/21 [4]	AUD	5,000,000		1,948,808
7.000%, 01/18/12	NZD	4,746,000		2,981,111
11.250%, 02/14/13	BRL	13,490,000	[2]	6,073,971
17.938%, 04/24/13 (a) 4, [5]	IDR	50,074,770,000		2,189,508

The accompanying notes are an integral part of these financial statements.

17

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Foreign Government Obligations—5.0% (continued)
Inter-American Development Bank,
6.000%, 12/15/17	NZD	4,215,000	$2,684,002
13.867%, 05/20/13 [4]	IDR	45,580,000,000	2,322,489
24.993%, 05/11/09 [4]	BRL	6,500,000	2,543,418
Series EmTN, 13.694%, 09/23/13 [4]	IDR	33,430,000,000	1,639,603
International Bank for Reconstruction & Development, 9.500%, 05/27/10	ISK	179,000,000	1,416,925
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	141,360,000	9,989,161
Mexican Government, 9.000%, 12/20/12	MXN	54,500,000	4,117,262
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/10	AUD	10,320,000	7,582,827
Province of Manitoba Canada, 6.360%, 09/01/15	NZD	5,000,000	3,094,228
Queensland Treasury Corp., 7.125%, 09/18/17 (a)	NZD	7,500,000	5,154,183
Total Foreign Government Obligations (cost $110,076,177)			94,604,660
Municipal Bonds—1.7%
Alabama Public School & College Authority, Capital Improvement Bond, 4.500%, 12/01/26		$600,000	538,920
Buckeye Tobacco Settlement Financing Authority, Asset-A-2, 5.875%, 06/01/47 [5]		5,035,000	2,733,552
Chicago Illinois Board of Education, Dedicated-Series B, 4.750%, 12/01/31		1,040,000	909,033
Chicago Illinois O’Hare International Airport Revenue Bond, Series A, 4.500%, 01/01/38		315,000	244,720
District of Columbia, Series A, 4.750%, 06/01/36		600,000	498,192
Florida State Turnpike Authority, Revenue Bond, Department of Transportation, Series A, 3.500%, 07/01/27		600,000	433,482
Green Bay Wisconsin, Water System Revenue Refunding Bonds, 3.500%, 11/01/26 (FSA Insured)		410,000	317,492
Green Bay Wisconsin, Water System Revenue Refunding Bonds, 3.500%, 11/01/29 (FSA Insured)		445,000	327,507
Grosse Pointe Michigan Public School System, 3.000%, 05/01/27		365,000	254,379
Harris County Texas, Road Bonds, Series B, 4.500%, 10/01/31		1,715,000	1,536,657
JEA Florida Water & Sewer System Revenue Bond, Series B, 4.750%, 10/01/41		955,000	788,142
Louisiana State, Series C, 3.250%, 05/01/26 (FSA Insured)		605,000	425,817
Massachusetts State School Building Authority, Dedicated Sales Tax Revenue Bond, Series A, 4.750%, 08/15/32		600,000	524,388
Michigan Tobacco Settlement Financial Authority Series A, 7.309%, 06/01/34 [5]		3,135,000	1,819,115
Omaha Public Power District (Nebraska), Electric System Subordinated Revenue Bonds, Series AA, 4.500%, 02/01/34		1,505,000	1,264,125
San Diego California Unified School District, Refunding Bonds, Election 1998, Series F-1, 4.500%, 07/01/29		630,000	534,064
San Jose California Redevelopment Agency Tax Allocation, Series C, 3.750%, 08/01/28		765,000	463,054
San Jose Redevelopment Agency, 3.750%, 08/01/28		280,000	178,489
State of California, 4.500%, 08/01/27 (AMBAC Insured)		950,000	783,132
State of California, 4.500%, 08/01/30 (AMBAC Insured)		770,000	613,775
State of California, 4.500%, 08/01/30		665,000	530,078
State of California, 4.500%, 10/01/29		2,655,000	2,144,205
State of California, Variable Purpose Bond, 3.250%, 12/01/27		495,000	323,275
State of California, Variable Purpose Bond, 4.500%, 12/01/33		2,330,000	1,795,778

The accompanying notes are an integral part of these financial statements.

18

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Municipal Bonds—1.7% (continued)
Tobacco Settlement Financing Corp., Virginia, 6.706%, 06/01/46 [5]	$22,190,000	$12,132,603
University of California Regents Medical Center, Series A, 4.750%, 05/15/31	165,000	142,339
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Series E, 4.900%, 11/01/35	155,000	122,134
Total Municipal Bonds (cost $47,158,084)		32,378,447
Asset-Backed Securities—3.4%
ARG Funding Corp., Series 2005-2A, Class A5, 2.639%, 05/20/11 (01/20/09) (a) [6]	14,830,000	12,489,773
Capital One Auto Finance Trust 2006-C A4, 2.746%, 05/15/13 (01/15/09) [6]	14,765,000	10,234,998
Citibank Credit Card Issuance Trust, Series 2008-C6, Class C6, 6.300%, 06/20/14	15,450,000	10,086,679
Chase Issuance Trust, Series 2007-B1, Class B1, 2.721%, 04/15/19 (01/15/09) [6]	17,040,000	5,259,212
Chase Issuance Trust, Series 2005-C1, Class C1, 2.828%, 11/15/12 (01/15/09) [6]	1,175,000	941,794
CIT Equipment Collateral, Series 2008-VT1, Class A3, 6.590%, 12/22/14	7,270,000	6,943,461
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18	95,738	95,915
Community Program Loan Trust, Series 87-A, Class A5, 4.500%, 04/01/29	3,225,000	2,987,227
MBNA Credit Card Master Note Trust, Series 2002-C1, Class C1, 6.800%, 07/15/14	6,911,000	3,660,734
MBNA Credit Card Master Note Trust, Series 2005-B2, Class B, 2.694%, 12/17/12 (01/15/09) [6]	10,405,000	8,566,696
Merrill Auto Trust Securitization, Series 2008-1, Class B, 6.750%, 04/15/15	4,035,000	3,352,932
Total Asset-Backed Securities (cost $87,102,473)		64,619,421
U.S. Government Agency Obligations—0.4%
Federal Home Loan Mortgage Corporation—0.0%#
FHLMC, Gold, 5.000%, 12/01/31	178,514	183,217
Federal National Mortgage Association—0.4%
FNMA, 4.000%, 10/01/18	3,701,690	3,798,198
FNMA, 4.000%, 10/01/18	3,519,961	3,611,731
FNMA, 6.000%, 07/01/29	16,692	17,301
Total Federal National Mortgage Association		7,427,230
Total U.S. Government Agency Obligations (cost $7,261,374)		7,610,447
Mortgage-Backed Securities—0.3%
Bank of America-First Union, Series 2001, 5.464%, 04/11/37	1,500,000	1,427,649
Credit Suisse Mortgage Capital, Series 2007-C5, Class A4, 5.695%, 09/15/40 [7]	1,704,000	1,127,079
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 08/25/20	2,693,896	2,091,136
JPMorgan Chase Commercial Mortgage, Series 2007-LD11, Class A4, 5.819%, 06/15/49 [7]	305,000	215,399
Total Mortgage-Backed Securities (cost $5,097,748)		4,861,263

	Shares
Preferred Stocks—0.8%
Bank of America Corp., Series L, 7.250%	7,808	5,075,200
CIT Group, Inc., The, Series C, 8.750%	2,500	72,150
Comcast Corp. Series B, 7.000%	207,547	4,566,034
Entergy New Orleans, Inc., 4.750%	482	40,488
Entergy New Orleans, Inc., 5.560%	100	9,831
FHLMC, Series F, 5.000%*	15,400	8,316
FHLMC, Series K, 5.790%*	45,200	33,448
FHLMC, Series O, 5.810%*	15,850	8,718

The accompanying notes are an integral part of these financial statements.

19

Managers Bond Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Preferred Stocks—0.8% (continued)
FHLMC, Series P, 6.000%*	19,800		$12,870
FHLMC, Series R, 5.700%*	24,500		12,985
FHLMC, Series T, 6.420%*	14,300		8,580
FHLMC, Series U, 5.900%*	35,100		10,881
FHLMC, Series V, 5.570%*	307,950		92,385
FHLMC, Series W, 5.660%*	70,700		35,350
FHLMC, Series Y, 6.550%*	67,825		19,669
FHLMC, Series Z, 8.375%*	605,747	[2]	236,241
FNMA, Series H, 5.810%*	9,050		11,041
FNMA, Series I, 5.375%*	21,500		24,725
FNMA, Series L, 5.125%*	28,100		28,100
FNMA, Series M, 4.750%*	30,700		31,621
FNMA, Series Q, 6.750%*	13,950		9,068
FNMA, Series S, 8.250%*	1,125,850	[2]	934,456
Lehman Brothers Holdings Capital Trust V, Series M, 6.000%	7,550		38
Lehman Brothers Holdings, Inc. 7.950% [8]	67,204		101
Lehman Brothers Holdings, Inc., 5.670% [8]	14,058		56
Lehman Brothers Holdings, Inc., 6.500% [8]	65,312		98
Lehman Brothers Holdings, Inc., Series C, 5.940% [8]	14,887		1
Lehman Brothers Holdings, Inc., Series P, 7.250% [8]	7,180		3,590
Merrill Lynch & Co., Inc., Series 3, 6.375%	20,000		298,600
Newell Financial Trust I, 5.250%	90,628		2,356,328
Preferred Blocker, Inc., 9.000%	1,283		320,750
SLM Corp., 6.000%	41,250		429,000
Sovereign Capital Trust IV, 4.375%	34,236		648,344
Wisconsin Electric Power Co., 3.600%	3,946		228,868
Total Preferred Stocks (cost $77,483,026)			15,567,931
Other Investment Companies—3.3%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	6,219,011		6,219,011
BNY Institutional Cash Reserves Fund, Series B*3.9	1,652,054		148,685
BNY Institutional Cash Reserves Fund, Series C*[3,10]	1,219,810		1,219,810
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53%[11]	37,495,453		37,495,453
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.02%[11]	16,044,481		16,044,481
Total Other Investment Companies (cost $62,630,809)			61,127,440
Total Investments—98.4% (cost $2,373,694,817)			1,858,763,895
Other Assets, less Liabilities—1.6%			30,155,261
Net Assets—100.0%			$1,888,919,156

The accompanying notes are an integral part of these financial statements.

20

Notes to Schedule of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with the Schedule of Portfolio Investments.

Based on the cost of investments of $2,374,172,585 for Federal income tax purposes at December 31, 2008, the aggregate gross unrealized appreciation and depreciation were $15,466,444 and $530,875,134, respectively, resulting in a net unrealized depreciation of investments of $515,408,690.

*	Non-income producing security.
(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2008, the value of these securities amounted to $195,264,655 or 10.3% of net assets.

[1]	Yield shown for an investment company represents the December 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2008, amounting to $7,475,809 or 0.4% of net assets.
[3]	Collateral received from brokers for securities lending was invested in these short-term investments.
[4]	Represents yield to maturity at December 31, 2008.
[5]

Security is illiquid: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded, and would be difficult to sell in a current sale. The Fund may not invest more than 15% of its net assets in illiquid securities. All securities are valued by an independent pricing agent or broker. Illiquid securities at December 31, 2008 amounted to $38,233,761 or 2.02% of net assets.

[6]	Floating Rate Security. The rate listed is as of December 31, 2008. Date in parentheses represents the security’s next coupon rate reset.
[7]	Variable Rate Security. The rate listed is as of December 31, 2008 and is periodically reset subject to terms and conditions set forth in the debenture.
[8]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.
[9]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the BNY Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[10]	On October 6, 2008, BNYM established a separate sleeve of the ICRF (Series C) to hold a security issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.
[11]

The Fund’s investments in Dreyfus Cash Management Fund and JPMorgan Liquid Assets Money Market Fund are covered under the U.S. Treasury Temporary Money Market Fund Guarantee Program up to a maximum of $18,257,748 and $16,146,303, respectively.

#	Rounds to less than 0.1%.

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
USTB:	United States Treasury Bond
USTN:	United States Treasury Note
GMAC:	General Motors Acceptance Corp.

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies other than the U.S. dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
EUR:	euro
GBP:	British Pound
IDR:	Indonesian Rupiah
ISK:	Icelandic Krona
KRW:	South Korean Won
MXN:	Mexican Peso
NZD:	New Zealand Dollar
SGD:	Singapore Dollar
THB:	Thailand Baht

21

Managers Bond Fund

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments at value (including securities on loan valued at $7,475,809)*	$1,858,763,895
Cash	4,401,292
Foreign currency**	2,001
Receivable for investments sold	7,824,528
Receivable for Fund shares sold	3,499,187
Dividends, interest and other receivables	36,562,718
Prepaid expenses	78,760
Total assets	1,911,132,381
Liabilities:
Payable for Fund shares repurchased	10,985,050
Payable upon return of securities loaned	9,090,875
Payable for investments purchased	535,900
Accrued expenses:
Investment advisory and management fees	733,630
Administrative fees	396,473
Other	471,297
Total liabilities	22,213,225

Net Assets	$1,888,919,156
Shares outstanding	96,124,030
Net asset value, offering and redemption price per share	$19.65
Net Assets Represent:
Paid-in capital	$2,419,344,353
Accumulated net investment loss	(807,216)
Accumulated net realized loss from investments and foreign currency transactions	(14,217,173)
Net unrealized depreciation of investments and foreign currency contracts and translations	(515,400,808)
Net Assets	$1,888,919,156
* Investments at cost	$2,373,694,817
** Foreign currency at cost	$1,972

The accompanying notes are an integral part of these financial statements.

22

Managers Bond Fund

Statement of Operations

For the year ended December 31, 2008

Investment Income:
Interest income	$149,822,624
Dividend income	7,978,018
Securities lending fees	1,049,702
Total investment income	158,850,344

Expenses:
Investment management fees	13,995,636
Administrative fees	5,598,254
Transfer agent	3,247,339
Professional fees	561,326
Custodian	401,202
Reports to shareholders	347,253
Registration fees	189,886
Trustees fees and expenses	177,562
Miscellaneous	95,853
Total expenses before offsets	24,614,311
Expense waiver	(35,058)
Expense reimbursement	(2,414,706)
Expense reductions	(28,376)
Net expenses	22,136,171
Net investment income	136,714,173
Net Realized and Unrealized Gain (Loss):
Net realized gain on investment transactions	23,280,883
Net realized loss on foreign currency contracts and transactions	(12,639,153)
Net unrealized depreciation of investments	(572,002,809)
Net unrealized depreciation of foreign currency contracts and translations	(489,343)
Net realized and unrealized loss	(561,850,422)

Net decrease in net assets resulting from operations	$(425,136,249)

The accompanying notes are an integral part of these financial statements.

23

Managers Bond Fund

Statement of Changes in Net Assets

For the year ended December 31,

	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income	$136,714,173	$71,238,519
Net realized gain on investments and foreign currency transactions	10,641,730	4,081,419
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(572,492,152)	32,532,745
Net increase (decrease) in net assets resulting from operations	(425,136,249)	107,852,683
Distributions to Shareholders:
From net investment income	(136,203,930)	(73,131,848)
From net realized gain on investments	(27,020,555)	(379,319)
Total distributions to shareholders	(163,224,485)	(73,511,167)
From Capital Share Transactions:
Proceeds from sale of shares	1,260,249,492	1,324,679,881
Reinvestment of dividends and distributions	152,445,157	69,605,331
Cost of shares repurchased	(958,305,334)	(312,512,299)
Net increase from capital share transactions	454,389,315	1,081,772,913

Total increase (decrease) in net assets	(133,971,419)	1,116,114,429
Net Assets:
Beginning of year	2,022,890,575	906,776,146
End of year	$1,888,919,156	$2,022,890,575
End of year undistributed net investment loss	$(807,216)	$(360,997)

Share Transactions:
Sale of shares	52,689,979	53,069,813
Reinvested shares	6,912,748	2,793,409
Shares repurchased	(43,303,058)	(12,544,877)
Net increase in shares	16,299,669	43,318,345

The accompanying notes are an integral part of these financial statements.

24

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Bond Fund	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$25.34	$24.84	$24.11	$24.58	$24.58
Income from Investment Operations:
Net investment income	1.42 [5]	1.22 [5]	1.08	0.88	0.80
Net realized and unrealized gain (loss) on investments	(5.42)[5]	0.49 [5]	0.75	(0.32)	0.30
Total from investment operations	(4.00)	1.71	1.83	0.56	1.10
Less Distributions to Shareholders from:
Net investment income	(1.41)	(1.21)	(1.10)	(0.88)	(0.93)
Net realized gain on investments	(0.28)	(0.00)[4]	—	(0.15)	(0.17)
Total distributions to shareholders	(1.69)	(1.21)	(1.10)	(1.03)	(1.10)
Net Asset Value, End of Year	$19.65	$25.34	$24.84	$24.11	$24.58
Total Return [1]	(16.31)%	7.06%	7.79%[3]	2.29%	5.14%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets [1]	6.10%	4.91%	4.52%	3.36%	3.65%
Portfolio turnover	39%	21%	46%	26%	16%
Net assets at end of year (000’s omitted)	$1,888,919	$2,022,891	$906,776	$426,448	$259,210

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.10%	0.99%	1.02%	1.02%	1.06%
Ratio of net investment income to average net assets	5.99%	4.91%	4.49%	3.33%	3.58%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) to the Notes to Financial Statements.)
[2]

Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[3]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[4]	Rounds to less than $0.01.
[5]	Per share numbers have been calculated using average shares.

25

Notes to Financial Statements

December 31, 2008

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Bond Fund (“the Fund”).

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by the third party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 –significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in

26

Notes to Financial Statements (continued)

those investments. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities	Other Financial Instruments*
Bond Fund
Level 1	$75,326,876	—
Level 2	1,783,437,019	—
Level 3	—	—

Total	$1,858,763,895	—

*       Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”) (formerly The Bank of New York), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2008, the custodian expense was reduced by $3,137.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the over- draft. For the year ended December 31, 2008, the Fund had $2,143 in overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year ended December 31, 2008, the transfer agent expense was reduced by $25,239.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund has made in the JPMorgan Liquid Assets Portfolio. For the year ended December 31, 2008, the management fee was reduced by $35,058.

Total returns and net investment income for the Fund would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly. Distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$126,983,618	$73,139,824
Short-term capital gains	20,495,479	—
Long-term capital gains	15,745,388	371,343

	$163,224,485	$73,511,167

As a % of distributions paid: (unaudited)

Qualified ordinary income	—	—
Ordinary income—dividends received deduction	—	—

As of December 31, 2008, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

2008
Capital loss carryforward	—
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

27

Notes to Financial Statements (continued)

f.	Capital Loss Carryovers

As of December 31, 2008, the Fund had no accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2008, certain unaffiliated shareholders of record, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: three collectively own 45%. Transactions by these shareholders may have a material impact on the Fund.

h.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2008, the annual investment management fee rate, as a percentage of average daily net assets, was 0.625%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

The Investment Manager has contractually agreed, through at least May 1, 2009, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of brokerage costs, acquired fund fees and expenses, interest, taxes and extraordinary expenses) of the Fund exceed 0.99% of the Fund’s average daily net assets.

The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total operating expenses in any such future year to exceed that Fund’s respective expense cap. For the year ended December 31, 2008, the Fund made no such repayments to the Investment Manager. At December 31, 2008, the cumulative amount of expense reimbursement by the Investment Manager subject to repayment by the Fund equaled $2,663,804.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2008, were $1,159,376,558 and $341,393,211, respectively. Purchases and sales of U.S. Government securities for the year ended December 31, 2008, were $19,754,704 and $470,473,252, respectively.

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified

28

Notes to Financial Statements (continued)

brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September and October of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to the Fund. The Fund’s position in the separate sleeves of the ICRF Fund is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset value of the Fund may be sensitive to interest rate fluctuations because the Fund may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

7.	Forward Commitments

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio.

However, if the Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8.	Forward Foreign Currency Contracts

The Fund may invest in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Fund’s financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on the settlement date.

The Fund may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

9.	New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161,“Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Management is currently evaluating the impact of SFAS 161 on the Fund’s financial statement disclosures, if any.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2008, $15,745,388 or, if subsequently determined to be different, the net capital gains of such year.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Bond Fund (one of the series constituting The Managers Funds, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 24, 2009

30

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present);Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

31

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K MULTI-CAP EQUITY

Gannet Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Federated MDTA LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL ENHANCED YIELD

Gannet Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

ANNUAL REPORT

Managers Funds

December 31, 2008

Managers Special Equity Fund

AR003-1208

Managers Special Equity Fund

Annual Report — December 31, 2008

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

INVESTMENT MANAGERS’ COMMENTS, FUND SNAPSHOT, AND SCHEDULE OF PORTFOLIO INVESTMENTS
Managers Special Equity Fund	4

FINANCIAL STATEMENTS:

Statement of Assets and Liabilities	13
Fund’s balance sheet, net asset value (NAV) per share computation and cumulative undistributed amount

Statement of Operations	14
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the year

Statement of Changes in Net Assets	15
Detail of changes in Fund assets for the past two years

FINANCIAL HIGHLIGHTS	16
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	17
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

2008 will go down in the history books as one of the most challenging investment periods in decades. Equities sank and Treasuries soared amid ongoing reports of deteriorating credit conditions and weakening economic growth in both the U.S. and abroad. The epicenter of the crisis continued to be in the financial sector, where escalating concerns about toxic mortgage assets culminated in a crisis of confidence in the strength of our most prominent financial institutions. As the trust that is so sorely needed between counterparties across the global financial system evaporated, so did the availability of credit. The scarce availability of credit, along with high levels of leverage, led to numerous firm mergers, bailouts and failures. While the total number of financial firm failures fell well short of levels reached during previous periods of crises, the casualties among the largest and most well-regarded corporations has been unprecedented. The list of firms included the likes of Bear Stearns, Lehman Brothers, Countrywide Financial, Washington Mutual, American International Group, Wachovia, Fannie Mae, Freddie Mac, Citigroup, Merrill Lynch and others.

Meanwhile, the U.S. Government, along with other global leaders, took unprecedented steps to attempt to resolve the credit crisis, contain the damage to real economies, and attempt to restore investor confidence. While the previous U.S. administration, via the Treasury and the Federal Reserve, acted aggressively in an attempt to alleviate the problems associated with the crisis, their efforts will likely require more time before we start to see meaningful results.

The impact of the credit crisis on the equity markets was widespread and severe across all market capitalizations. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -37.6%, -33.8% and -37.3%, respectively. In contrast to calendar year 2007, value indices outperformed their growth counterparts for the period, with the Russell 2000® Value Index falling -28.9% while the Russell 2000® Growth Index lost -38.5%. Within the Russell 2000® Index, all sectors declined sharply, with energy and telecommunication services leading the way, dropping -50.1% and -49.2%, respectively. The more defensive sectors such as utilities and consumer staples held up the best, losing -11.2% and -19.2%, respectively.

Against this backdrop, the performance of the Managers Special Equity Fund (the “Fund”), which is discussed in this report, was challenged as detailed below.

Periods Ended 12/31/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers Special Equity Fund
Institutional Class	(35.05)%	(43.35)%	(14.30)%	—	—	(5.91)%	5/30/2004
Managers Class	(35.13)%	(43.49)%	(14.50)%	(5.62)%	1.40%	9.70%	6/1/1984
Russell 2000® Index	(26.94)%	(33.79)%	(8.29)%	(0.93)%	3.02%	8.51%	6/1/1984

As noted above, for the fiscal year ended December 31, 2008, the Managers Special Equity Fund – Managers Class returned -43.49%, compared to a return of -33.79% for the Russell 2000® Index (the “Index”), the Fund’s primary benchmark.

Similar to the broader markets, the Fund’s performance was disappointing during the year, as it suffered sharp declines, particularly in the first and fourth quarters. Stocks within the energy sector were the worst performers for the year, as the rapid decline in commodity prices sent these stocks tumbling. Surprisingly, financials stocks were among the better performers during the year, apparently propped up by the various rescue packages proposed by the government. The Fund held an underweight position in the sector and the Fund’s finance stocks lagged those in the Index, which detracted from relative performance. Several of the Fund’s stocks within the industrials and information technology sectors also underperformed the broader sector, hurting relative performance. On a positive note, the Fund’s holdings in the consumer discretionary sector held up much better than the sector in general, as education services stocks were the primary contributors in the sector. Lastly, an underweight position, combined with better-than-sector performance in the materials sector also contributed modestly to relative performance for the year.

1

Letter to Shareholders (continued)

As we move forward into 2009, investors will likely continue to debate the length and severity of the current economic recession. This continued uncertainty will likely bring continued volatility to the markets in the short-term. While equity markets have typically responded strongly coming out of past economic recessions, it is difficult to predict if and when that potential rally will happen. In this environment, the Fund’s subadvisors continue to emphasize the tenets of their investment processes that have translated into solid performance for each of them over longer time periods. The Fund remains overweight in the consumer discretionary and health care sectors, while holding a sizeable underweight in the financials sector. Given the Fund’s emphasis on growth, it should be noted that the exposure to financials is slightly greater than that of the Russell 2000® Growth Index.

On an organizational note, the Fund’s Board of Trustees recently approved the addition of Federated MDTA, LLC (“MDT”) and Ranger Investments, LP (“Ranger”) as subadvisors to the Fund. Concurrently, the Board of Trustees approved the removal of Donald Smith & Co. and Veredus Asset Management from the Fund’s list of subadvisors. These changes were made with the goal of re-establishing a growth-style orientation while seeking to improve the consistency of the Fund’s performance results. We believe the enhancements made to the Fund’s subadvisor lineup may translate into improved performance for the Fund, and we remain confident in the ability of each of the Fund’s subadvisors to deliver positive performance over time.

The following report covers the one-year period ended December 31, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for this or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner Managers Investment Group LLC

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2008	Expense Ratio for the Period	Beginning Account Value 7/01/2008	Ending Account Value 12/31/2008	Expenses Paid During the Period*
Managers Special Equity Fund - Managers Shares
Based on Actual Fund Return	1.58%	$1,000	$649	$6.55
Based on Hypothetical 5% Annual Return	1.58%	$1,000	$1,017	$8.01
Managers Special Equity Fund - Institutional Shares
Based on Actual Fund Return	1.33%	$1,000	$650	$5.52
Based on Hypothetical 5% Annual Return	1.33%	$1,000	$1,018	$6.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

3

Managers Special Equity Fund

Portfolio Managers’ Comments

The Managers Special Equity Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation through a diversified portfolio of equity securities of small- and medium-sized companies.

THE PORTFOLIO MANAGERS

The Fund employs multiple subadvisors who specialize in distinct investment approaches. This “intelligence diversification” not only serves to manage risk, but also helps us tap the markets’ full potential by focusing different analytical insights on each prospective investment. Fund management strives to achieve its performance and diversification objectives while ensuring that the Fund operates within the framework of its investment objective and principal investment strategies.

Federated MDTA, LLC

Federated MDTA LLC (“MDT”) utilizes a quantitative process to score stocks based on earnings estimate momentum, long-term growth rates, share buyback and issuance, cash earnings to price ratios, tangible book to price ratios, and earnings risk. A decision-tree approach provides an intuitive, non-linear way to score companies. Stocks are grouped into clusters determined by analyzing different combinations of factor scores and returns, with each cluster containing companies with a different pattern of fundamental characteristics. Optimization is then used to build a portfolio that maximizes the stock-selection score, while adhering to diversification constraints and trading costs. A position is sold or trimmed if the quantitative model identifies a more attractive opportunity (net of trading costs) or if a holding exceeds the maximum company weight of 1.3%. The portfolio typically holds between 100-110 stocks, with no position exceeding 1.3% of the portfolio. Industry weights are limited to +/- 13.5% of the benchmark weight, while sector weights are limited to +/- 22.5% of the benchmark weight.

Lord, Abbett & Co, LLC

The team at Lord, Abbett & Co, LLC (“Lord Abbett”), led by Tom O’Halloran, focuses its stock-selection effort on companies that have revenue growth of at least 15%, are experiencing year-to-year operating margin improvement and earnings growth driven by top-line growth, rather than being driven by one-time events or simple cost cutting measures. The focus is also on identifying companies with higher-quality balance sheets (often captured by finding companies with manageable debt-to-total-capital ratios) and that are already profitable. Once this process is completed, the focus for the team is on forecasting both revenue and earnings growth over the next several years. To achieve this goal, and to find companies that will be growing considerably faster than their industry average, members of the team spend an extensive amount of time understanding the competitive advantages of a firm, the industry dynamics within which they operate and the strength of management. A position is sold or trimmed if there is a fundamental change in the business, a more attractive alternative is found or if a holding reaches a 5% weight in the overall portfolio. The portion of the Fund managed by Lord Abbett typically holds between 100 and 150 stocks with no individual holding exceeding 5%. Lord Abbett has established a risk constraint that prevents any individual industry from being greater than 25% of the total weight of its portion of the Fund.

Ranger Investment Management, L.P.

The team at Ranger Investment Management, L.P. (“Ranger”), led by Conrad Doenges, starts with a universe of stocks with market capitalization between $100 million and $2 billion, from which they establish a list of approximately 250-300 companies on which they conduct detailed research. Each Ranger sector manager builds detailed earnings and cash-flow models for the companies they follow, and also qualitatively gauge, through a stock scoring model, their conviction level in each stock. Companies in the Fund’s portfolio managed by Ranger will typically have a high degree of recurring revenue, steady and/or accelerating sales and earnings growth, solid balance sheet, strong free-cash flows, conservative accounting practices and a seasoned management team. The portfolio typically contains 35-60 stocks, with individual position sizes capped at 5%. Sector exposures are also limited to a maximum of 30%. A stock may be reduced or sold if material changes occur in the company’s earnings estimates, the company’s valuations exceed historical levels, a pre-determined price target is achieved, the stock reaches the maximum position size of 5%, capitalization limit of $5 billion, or it can be replaced with a better risk/reward opportunity.

Skyline Asset Management, L.P.

Skyline Asset Management L.P.’s (“Skyline”) research effort focuses on finding good companies that are not widely followed. Typically they invest in firms with market caps of less than $2 billion. The selection process involves using outside research services, computer screens, and internally maintained lists of potential companies/stocks to identify new ideas. These ideas are then screened to determine whether they meet certain basic criteria: relative valuation, capitalization, financial strength, and opportunities for continued growth. This screening process reduces the list from 2,000 names to 150-200. This list is then analyzed more rigorously to answer the question, “Why will earnings increase at an above-average rate?” All company documents are analyzed, any available industry or research reports are reviewed and, most importantly, questions are addressed directly to senior company management. The final portfolio managed by Skyline will contain 65-85 stocks and is generally fully invested. The portfolio will tend to be well diversified and the portfolio’s P/E ratio will be consistently below that of the Russell 2000®. Skyline sells stocks when they reach a sell target, which is usually a P/E equal to the overall stock market, or if the company’s fundamentals have changed so that the original investment thesis is no longer valid.

Smith Asset Management Group, L.P.

Smith Asset Management Group, L.P.’s (“Smith Group”) investment process is based on a combination of a well-conceived quantitative screening process coupled with experienced, intelligent fundamental and qualitative analysis. The team is focused on predicting which attractively valued companies will report a succession of positive earnings surprises. The process begins by seeking companies with attractive risk profiles and valuations, as well as dramatically improving business fundamentals. To manage risk, Smith screens for companies with good corporate governance, strong financial quality, attractive valuation, and moderate portfolio beta. To identify high earnings growth companies, Smith screens for rising earnings expectations, improving earnings quality, a

4

Managers Special Equity Fund

Portfolio Managers’ Comments (continued)

high percentage of positive earnings surprise, and high earnings growth rate. The Fund’s portfolio managed by Smith will typically hold 100-120 stocks, with no individual position greater than 3.0%. Sector weightings are limited to no more than two times the weighting in the Russell 2000®. Stocks are sold from the portfolio if a negative earnings surprise is predicted by either the process or management guidance, a negative earnings surprise is actually reported, the stock’s valuation level is too high, or a buyout announcement is made.

Westport Asset Management, Inc.

The portfolio management team at Westport Asset Management, Inc. (“Westport”), led by Andy Knuth, is focused on future profits only, and, in fact, prefers to find businesses which are inherently good but which have gone through a troubling period. Acquisitions or divestitures, management shake-ups, changes in the business cycle, or the development of a proprietary product in a strong industry are all factors that might improve earnings and investor perceptions. The Westport managed portion of the Fund will typically be concentrated, and any industry concentrations are merely an outcome of stock selection. Because some of the companies in which Westport invests may not have earnings, the price to trailing earnings ratio may be high, although the price-to-forward-earnings will be well below average. The management style is patient, usually turning over less than 20% per year.

THE YEAR IN REVIEW

Over the 12 months ended December 31, 2008, the Managers Special Equity Fund Managers Class of shares returned -43.49% and the Institutional Class of shares returned -43.35%, both trailing the -33.79% return of the Russell 2000® Index.

Equity markets were challenged right out of the gate in 2008, with small cap-equities falling nearly 10% in the first quarter. Evidence had already begun mounting regarding a recession in the U.S., and investors’ macro-economic concerns seemed to outweigh their attention to company fundamentals. Markets saw a brief rally in the second quarter, as the Federal Reserve’s move to establish a credit facility for primary dealers seemed to restore some confidence in the markets. Ultimately, though, concerns over the impact of sustained higher energy prices and rising food prices continued to take their toll on the markets. The months of September, October, and November proved to be the most difficult, as small-cap stocks declined an additional 35%, and volatility in the equity markets reached an all-time high during the fourth quarter. Ultimately, the markets appeared to be dominated more by macro-economic themes rather than by company fundamentals. Somewhat surprisingly, small-cap stocks held up better than large-cap stocks for the year. Within small-caps, value stocks outperformed growth stocks by nearly 10% for the year.

Similar to the broader markets, the Fund’s performance was disappointing during the year, as it suffered sharp declines, particularly in the first and fourth quarters. Stocks within the energy sector were the worst performers for the year, as the rapid decline in commodity prices sent these stocks tumbling. While the Fund did hold some strong performers in the sector, namely Comstock Resources (+39%), stocks such as Plains Exploration (-57%) and Atwood Oceanics (-58%) offset those positive results. Surprisingly, financials were among the better performers during the year, apparently benefiting from the various government rescue packages . The Fund was underweighted in the sector, however, which detracted from relative performance. Additionally, positions in Downey Financial (-95%) and SVB Financial (-48%) detracted further. Several of the Fund’s stocks within the industrials sector, most notably Dycom Industries (-53%), underperformed the broader sector. On a positive note, the Fund’s holdings in the consumer discretionary sector held up much better than the sector in general. Education services stocks were the primary contributors in the sector, with DeVry Inc (+11%), ITT Educational Services (+11%), and Corinthian Colleges (+28%) all turning in double digit returns while in the portfolio. Lastly, an underweight position, combined with better-than-index stock performance in the materials sector also contributed modestly to relative performance for the year.

LOOKING FORWARD

On an organizational note, the Fund’s Board of Trustees approved the addition of MDT and Ranger as subadvisors to the Fund in September 2008. Concurrently, the Board of Trustees approved the removal of Donald Smith & Co. and Veredus Asset Management from the Fund’s list of subadvisors. These changes were made with the goal of re-establishing a growth style orientation while seeking to improve the consistency of the Fund’s performance results.

Heading into 2009, stocks within the health care, information technology, and consumer discretionary sectors continue to represent the largest exposures for the Fund, and each of these sector positions represents an overweight relative to the respective exposure in the Index. The Fund continues to hold lower-than-benchmark positions in the financials, materials, and utilities sectors. As a result of the subadvisor changes outlined above, these sector positions are more closely aligned with the small-cap growth benchmark. In addition, we believe the Portfolio continues to be attractively valued relative to both its historical and expected earnings growth rates, and we believe the changes made to the Fund’s subadvisor line-up will produce improved and more consistent long-term performance.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Special Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index reflects no deduction for fees, expenses, or taxes. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses. The first chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund– Managers Class on December 31, 1998, to a $10,000 investment made in the Russell 2000® Index for the same time period. The second chart compares a hypothetical $10,000 investment made in Managers Special Equity Fund– Institutional Class on May 3, 2004, to a $10,000 investment made in the Russell 2000® Index for the same time period. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. Past performance is not indicative of future results.

5

Managers Special Equity Fund

Portfolio Managers’ Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for Managers Special Equity Fund– Managers Class and the Russell 2000® Index since December 31, 1998 through December 31, 2008.

Average Annual Total Returns [1]	One Year	Five Years	Ten Years	Inception Date
Special Equity - Managers Class [2]	(43.49)%	(5.62)%	1.40%	6/1/84
Russell 2000® Index	(33.79)%	(0.93)%	3.02%

The table below shows the average annual total returns for Special Equity– Institutional Class and the Russell 2000® Index since May 3, 2004 through December 31, 2008.

Average Annual Total Returns [1]	One Year	Since Inception	Inception Date
Special Equity - Institutional Class [2]	(43.35)%	(5.91)%	5/3/04
Russell 2000® Index	(33.79)%	(1.39)%

The performance data shown represents past performance, which is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Fund is subject to risks associated with investments in small capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index of the 3,000 largest U.S. companies as measured by market capitalization, and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

Not FDIC insured, nor bank guaranteed. May lose value.

6

Managers Special Equity Fund

Fund Snapshots

December 31, 2008

Portfolio Breakdown

Industry	Managers Special Equity Fund **	Russell 2000® Index
Health Care	21.8%	15.3%
Information Technology	18.8%	15.8%
Consumer Discretionary	18.5%	11.0%
Industrials	18.1%	16.9%
Financials	8.2%	23.4%
Energy	5.2%	4.4%
Consumer Staples	3.6%	3.9%
Materials	1.9%	3.7%
Telecommunication Services	1.5%	1.2%
Utilities	0.5%	4.4%
Other Assets and Liabilities	1.9%	0.0%

**	As a percentage of net assets

Top Ten Holdings

Security Name	Percentage of Net Assets
DeVry, Inc. *	1.6%
Masimo Corp.	1.3
HMS Holdings Corp.	1.2
Wabtec Corp.	1.1
AAR Corp.	1.1
Phase Forward, Inc.	1.1
ITT Educational Services, Inc.	1.0
Immucor, Inc.	1.0
Parametric Technology Corp.	1.0
Vocus, Inc.	1.0

Top Ten as a Group	11.4%

*	Top Ten Holding at June 30, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

7

Managers Special Equity Fund

Schedule of Portfolio Investments

December 31, 2008

	Shares		Value
Common Stocks—98.1%
Consumer Discretionary—18.5%
99 Cents Only Stores*	371,823		$4,064,026
Aaron Rents, Inc.	25,800	[2]	686,796
Aeropostale, Inc.*	56,500		909,650
American Public Education, Inc.*	87,407		3,250,666
ArvinMeritor, Inc.	67,861		193,404
ATC Technology Corp.*	25,500		373,065
Bally Technologies, Inc.*	39,300		944,379
Big 5 Sporting Goods Corp.	78,600		409,506
Big Lots, Inc.*	239,902		3,476,181
Blount International, Inc.*	24,015		227,662
Buckle, Inc., The	68,493		1,494,517
Capella Education Co.*	45,113		2,650,840
Carter’s, Inc.*	28,197		543,074
CEC Entertainment, Inc.*	31,761		770,204
Chipotle Mexican Grill, Inc.*	21,950	[2]	1,360,461
Chipotle Mexican Grill, Inc., Class B*	12,138		695,386
CKE Restaurants, Inc.	72,983		633,492
Corinthian Colleges, Inc.*	181,714	[2]	2,974,658
Ctrip.com International, Ltd.	30,300	[2]	721,140
Deckers Outdoor Corp.*	49,010		3,914,429
DeVry, Inc.	121,523		6,976,636
Dick’s Sporting Goods, Inc.*	75,208	[2]	1,061,185
Dress Barn, Inc., The*	62,600		672,324
Drew Industries, Inc.*	21,400		256,800
Fossil, Inc.*	21,799	[2]	364,043
Fuel Systems Solutions, Inc.*	62,983	[2]	2,063,323
G-III Apparel Group, Ltd.*	29,594		189,106
Gildan Activewear, Inc., Class A*	106,400	[2]	1,251,264
Grand Canyon Education, Inc.*	60,958		1,144,791
Gymboree Corp.*	32,500		847,925
Hawk Corp., Class A*	17,425		289,255
Hillenbrand, Inc.	33,213		553,993
Hot Topic, Inc.*	97,340		902,342
ITT Educational Services, Inc.*	49,300		4,682,514
J. Crew Group, Inc.*	11,200	[2]	136,640
Jo-Ann Stores, Inc.*	46,147		714,817
Jos. A. Bank Clothiers, Inc.*	48,990		1,281,088
K12, Inc.*	105,606		1,980,112
Lululemon Athletica, Inc.*	87,585	[2]	694,549
MarineMax, Inc.*	55,300		187,467
Marvel Entertainment, Inc.*	39,700		1,220,775
McCormick & Schmick’s Seafood Restaurants, Inc.*	70,600		283,812
Netflix, Inc.*	84,711	[2]	2,532,012
New Oriental Education & Technology Group, Inc., ADR*	17,607	[2]	966,800
Orient-Express Hotels, Ltd.	202,048		1,547,688
Panera Bread Co., Class A*	26,255	[2]	1,371,561
PetMed Express, Inc.*	81,129		1,430,304
Polaris Industries, Inc.	54,856	[2]	1,571,624
Prestige Brands Holdings, Inc.*	125,700		1,326,135
Ross Stores, Inc.	26,600		790,818
Saks, Inc.*	720,800		3,157,104
Sally Beauty Holdings, Inc.*	111,000		631,590
Sonic Corp.*	47,300		575,641
Steven Madden, Ltd.*	70,690		1,507,111
Strayer Education, Inc.	10,100		2,165,541
True Religion Apparel, Inc.*	100,283		1,247,521
Under Armour, Inc., Class A*	20,900	[2]	498,256
Westport Innovations, Inc.*	134,160		684,216
WMS Industries, Inc.*	61,090	[2]	1,643,321
Wolverine World Wide, Inc.	34,831		732,844
Total Consumer Discretionary			82,428,384
Consumer Staples—3.6%
B&G Foods, Inc.	148,800		803,520
Casey’s General Stores, Inc.	34,225		779,303
Central European Distribution Corp.*	42,687		840,934
Chattem, Inc.*	21,299	[2]	1,523,517
Flowers Foods, Inc.	73,900		1,800,204
Green Mountain Coffee Roasters, Inc.*	77,972	[2]	3,017,517
Hansen Natural Corp.*	42,700	[2]	1,431,731
Nash Finch Co.	16,345		733,727
Ralcorp Holdings, Inc.*	13,300		776,720
TreeHouse Foods, Inc.*	73,720		2,008,133
USANA Health Sciences, Inc.*	24,126		826,074
Zhongpin, Inc.*	108,884		1,306,608
Total Consumer Staples			15,847,988
Energy—5.2%
Arena Resources, Inc.*	99,688		2,800,236
Bill Barrett Corp.*	11,500		242,995
Brigham Exploration Co.*	201,180		643,776
Bristow Group, Inc.*	11,800		316,122
CARBO Ceramics, Inc.	102,955	[2]	3,657,991
Complete Production Services, Inc.	51,180		417,117
Comstock Resources, Inc.*	3,385		159,941

The accompanying notes are an integral part of these financial statements.

8

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Energy—5.2% (continued)
Core Laboratories, N.V.	25,320		$1,515,655
Dril-Quip, Inc.*	29,100		596,841
Encore Acquisition Co.*	33,001		842,186
EXCO Resources, Inc.*	151,543		1,372,980
Goodrich Petroleum Corp.*	27,340		818,833
Gulfmark Offshore, Inc.*	30,800		732,732
Key Energy Services, Inc.*	40,700		179,487
Matrix Service Co.*	135,068		1,035,972
Oceaneering International, Inc.*	30,324		883,641
Penn Virginia Corp.	17,800		462,444
Plains Exploration & Production Co.*	162,508		3,776,695
Quicksilver Resources, Inc.*	134,500	[2]	749,165
Tesoro Corp.	69,400		913,998
Tidewater, Inc.	25,600		1,030,912
Total Energy			23,149,719
Financials—8.2%
Amtrust Financial Services, Inc.	32,973		382,487
Aspen Insurance Holdings, Ltd.	30,000		727,500
Astoria Financial Corp.	44,800	[2]	738,304
Bank of the Ozarks, Inc.	29,640	[2]	878,530
BioMed Realty Trust, Inc.	33,600		393,792
Cash America International, Inc.	25,039		684,817
Catalyst Health Solutions, Inc.*	49,500		1,205,325
Community Bank System, Inc.	54,200		1,321,938
Cowen Group, Inc.*	62,153		387,835
Delphi Financial Group, Inc., Class A	44,850		827,034
Entertainment Properties Trust	22,800	[2]	679,440
EZCORP, Inc., Class A*	40,176		611,077
Financial Federal Corp.	37,800		879,606
First BanCorp	109,100		1,215,374
Glacier Bancorp, Inc.	60,000	[2]	1,141,200
Greenhill & Co., Inc.	16,625	[2]	1,159,926
Hanover Insurance Group, Inc.	27,700		1,190,269
Harleysville Group, Inc.	24,025		834,388
Inland Real Estate Corp.	51,900		673,662
Interactive Brokers Group, Inc., Class A*	41,199		737,050
Investors Bancorp, Inc.*	52,133		700,146
KBW, Inc.*	42,900		986,700
Knight Capital Group, Inc., Class A*	49,948		806,660
Life Partners Holdings, Inc.	20,986		915,829
National Western Life Insurance Co., Class A	10,371		1,754,462
Oriental Financial Group, Inc.	54,275		328,364
Oritani Financial Corp.*	19,594		330,159
Penson Worldwide, Inc.*	51,400		391,668
PrivateBancorp, Inc.	12,974		421,136
Prosperity Bancshares, Inc.	27,900		825,561
Provident Financial Services, Inc.	44,300		677,790
PS Business Parks, Inc.	14,500		647,570
RAM Holdings, Ltd.*	92,200		34,114
Reinsurance Group of America, Inc.	34,100		1,460,162
Saul Centers, Inc.	15,900		628,050
SeaBright Insurance Holdings, Inc.*	79,135		929,045
Senior Housing Properties Trust	34,100		611,072
South Financial Group, Inc., The	225,000		972,000
SVB Financial Group*	84,864	[2]	2,225,983
thinkorswim Group, Inc.*	62,903		353,515
Tower Group, Inc.	36,200		1,021,202
TradeStation Group, Inc.*	84,800		546,960
UMB Financial Corp.	26,200		1,287,468
United PanAm Financial Corp.*	33,000		52,800
Validus Holdings, Ltd.	35,900		939,144
Total Financials			36,517,114
Health Care—21.8%
Acorda Therapeutics, Inc.*	52,289		1,072,447
Albany Molecular Research, Inc.*	8,646		84,212
Alexion Pharmaceuticals, Inc.*	65,100		2,355,969
Alkermes, Inc.*	59,457		633,217
Alliance Imaging, Inc.*	116,300		926,911
Amedisys, Inc.*	49,262		2,036,491
American Medical Systems Holdings, Inc.*	76,900		691,331
AmSurg Corp.*	26,400		616,176
athenahealth, Inc.*	43,257		1,627,328
CardioNet, Inc.*	94,227		2,322,696
Charles River Laboratories International, Inc.*	86,960		2,278,352
Chemed Corp.	41,376		1,645,524
Computer Programs & Systems, Inc.	57,033		1,528,484
CONMED Corp.*	47,700		1,141,938
Covance, Inc.*	19,200	[2]	883,776
Cubist Pharmaceuticals, Inc.*	70,058	[2]	1,692,601
Cyberonics, Inc.*	50,926		843,844
Dionex Corp.*	20,600		923,910
Emergency Medical Services Corp., Class A*	23,486		859,822
Emergent BioSolutions, Inc.*	31,654		826,486
eResearch Technology, Inc.*	166,872		1,106,361
Eurand N.V.*	99,200		854,112
Five Star Quality Care, Inc.*	185,372		283,619
Genoptix, Inc.*	79,123		2,696,512

The accompanying notes are an integral part of these financial statements.

9

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care—21.8% (continued)
Gen-Probe, Inc.*	55,360		$2,371,622
Gentiva Health Services, Inc.*	28,924		846,316
Haemonetics Corp.*	13,935		787,328
HMS Holdings Corp.*	163,323		5,147,941
ICON PLC*	99,631		1,961,734
Illumina, Inc.*	71,700	[2]	1,867,785
Immucor, Inc.*	175,519		4,665,295
inVentiv Health, Inc.*	35,100		405,054
Kendle International, Inc.*	63,920		1,644,022
Kensey Nash Corp.*	57,099		1,108,292
LHC Group, Inc.*	47,170		1,698,120
Martek Biosciences Corp.*	59,883		1,815,054
Masimo Corp.*	198,760		5,929,010
Matrixx Initiatives, Inc.*	31,697		522,684
MedAssets, Inc.*	47,603		695,004
Meridian Bioscience, Inc.	44,000		1,120,680
Merit Medical Systems, Inc.*	107,253		1,923,046
Myriad Genetics, Inc.*	31,900		2,113,694
Natus Medical, Inc.*	168,440		2,181,298
Noven Pharmaceuticals, Inc.*	57,407		631,477
NuVasive, Inc.*	46,287	[2]	1,603,845
Odyssey HealthCare, Inc.*	86,300		798,275
Onyx Pharmaceuticals, Inc.*	53,955		1,843,103
OSI Pharmaceuticals, Inc.*	62,000	[2]	2,421,100
Owens & Minor, Inc.	21,100		794,415
Perrigo Co.	27,000		872,370
Phase Forward, Inc.*	381,080		4,771,122
Psychiatric Solutions, Inc.*	90,660	[2]	2,524,881
Questcor Pharmaceuticals, Inc.*	86,357		803,984
Quidel Corp.*	127,753		1,669,732
Rochester Medical Corp.*	14,209		218,534
Steris Corp.	27,600		659,364
Sun Healthcare Group, Inc.*	139,481		1,234,407
Synovis Life Technologies, Inc.*	25,295		474,028
Thoratec Corp.*	93,973	[2]	3,053,183
United Therapeutics Corp.*	16,700	[2]	1,044,585
VNUS Medical Technologies, Inc.*	63,600		1,031,592
Wright Medical Group, Inc.*	48,869		998,394
Xenoport, Inc.*	20,251		507,895
Total Health Care			96,692,384
Industrials—18.1%
AAR Corp.*	259,200		4,771,871
Acco Brands Corp.*	287,000		990,150
AeroVironment, Inc.*	13,573		499,622
Allegiant Travel Co.*	32,932		1,599,507
Altra Holdings, Inc.*	27,900		220,689
American Commercial Lines, Inc.*	163,255		799,950
American Science & Engineering, Inc.	10,473		774,583
American Superconductor Corp.*	88,519	[2]	1,443,745
Applied Signal Technology, Inc.	4,795		86,022
Axsys Technologies, Inc.*	33,884		1,858,876
AZZ, Inc.*	65,673		1,648,392
Baldor Electric Co.	17,500		312,375
BE Aerospace, Inc.*	38,700		297,603
Beacon Roofing Supply, Inc.*	146,242		2,029,839
Brady Corp.	24,400	[2]	584,380
Bucyrus International, Inc.	20,200		374,104
CAI International, Inc.*	53,900		170,863
Carlisle Cos., Inc.	18,800		389,160
CBIZ, Inc.*	211,700		1,831,205
Chart Industries, Inc.*	34,400		365,672
Clean Harbors, Inc.*	23,900		1,516,216
Colfax Corp.*	156,561		1,626,669
Consolidated Graphics, Inc.*	42,140		954,050
Con-way, Inc.	15,700	[2]	417,620
Cornell Companies, Inc.*	171,110		3,180,935
Crane Co.	21,700		374,108
DXP Enterprises, Inc.*	41,853		611,472
DynCorp International, Inc.*	28,070		425,822
EMCOR Group, Inc.*	41,100		921,873
Energy Conversion Devices, Inc.*	39,958	[2]	1,007,341
Energy Recovery, Inc.*	135,000		1,023,300
EnerNOC, Inc.*	172,825		1,285,818
EnerSys*	36,302		399,322
Exponent, Inc.*	29,895		899,242
Franklin Electric Co., Inc.	12,521		351,965
FTI Consulting, Inc.*	31,500		1,407,420
Furmanite Corp.*	66,257		357,125
Genesee & Wyoming, Inc., Class A*	114,250		3,484,625
Geo Group, Inc., The*	135,290		2,439,279
GeoEye, Inc.*	19,901		382,696
Gorman-Rupp Co., The	11,900		370,328
GrafTech International, Ltd.*	71,500		594,880
Heidrick & Struggles International, Inc.	29,700		639,738
Herman Miller, Inc.	39,900		519,897
Hexcel Corp.*	225,400		1,665,706
Huron Consulting Group, Inc.*	54,710		3,133,242

The accompanying notes are an integral part of these financial statements.

10

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Industrials—18.1% (continued)
II-VI, Inc.*	32,181		$614,335
Kaydon Corp.	11,500		395,025
LaBarge, Inc.*	22,918		328,873
LMI Aerospace, Inc.*	58,975		670,546
Marten Transport, Ltd.*	44,000		834,240
Middleby Corp., The*	48,200		1,314,414
MYR Group, Inc./Delaware*	103,585		1,035,850
NCI Building Systems, Inc.*	23,900		389,570
Pike Electric Corp.*	62,724		771,505
RBC Bearings, Inc.*	34,700		703,716
Resources Connection, Inc.*	31,400		514,332
Ritchie Bros. Auctioneers, Inc.	116,590		2,497,358
Robbins & Myers, Inc.	18,409		297,674
Robert Half International, Inc.	20,300		422,646
SkyWest, Inc.	26,360		490,296
Spherion Corp.*	155,800		344,318
Stanley, Inc.*	25,045		907,130
SunPower Corp., Class B*	37,381		1,137,878
Sykes Enterprises, Inc.*	41,822		799,637
TAL International Group, Inc.	5,929		83,599
Team, Inc.*	72,620		2,011,574
Teledyne Technologies, Inc.*	32,992		1,469,794
Tetra Technologies, Inc.*	15,438		372,828
Toro Co., The	15,500	[2]	511,500
Triumph Group, Inc.	58,443		2,481,490
Valmont Industries, Inc.	26,865		1,648,436
Wabtec Corp.	128,320		5,100,719
Waste Connections, Inc.*	27,719		875,089
Woodward Governor Co.	17,800		409,756
Total Industrials			80,473,425
Information Technology—18.8%
3PAR, Inc.*	101,992		778,199
ACI Worldwide, Inc.*	7,682		122,144
ADC Telecommunications, Inc.*	54,900		300,303
Ariba, Inc.*	88,383		637,241
Arris Group, Inc.*	83,800		666,210
Aruba Networks, Inc.*	257,897		657,637
AsiaInfo Holdings, Inc.*	75,565		894,690
Atheros Communications, Inc.*	40,022		572,715
Bankrate, Inc.*	48,471		1,841,898
Benchmark Electronics, Inc.*	55,950		714,482
Blackboard, Inc.*	31,500		826,245
Brocade Communications Systems, Inc.*	116,793		327,020
CACI International, Inc., Class A*	28,800		1,298,592
Cavium Networks, Inc.*	70,683		742,878
Checkpoint Systems, Inc.*	397,300		3,909,432
Cirrus Logic, Inc.*	23,013		61,675
Comtech Telecommunications Corp.*	36,072		1,652,819
Concur Technologies, Inc.*	57,567	[2]	1,889,349
CSG Systems International, Inc.*	110,089		1,923,255
CyberSource Corp.*	63,890		766,041
Data Domain, Inc.*	52,628	[2]	989,406
Electronics for Imaging, Inc.*	39,381		376,482
Equinix, Inc.*	33,030		1,756,866
Euronet Worldwide, Inc.*	31,000		359,910
F5 Networks, Inc.*	79,355		1,814,055
Fairchild Semiconductor International, Inc.*	55,600		271,884
FLIR Systems, Inc.*	20,645		633,389
GSI Commerce, Inc.*	85,600		900,512
Harris Stratex Networks, Inc.*	31,622		163,170
Hittite Microwave Corp.*	21,800		642,228
iGATE Corp.*	43,855		285,496
Infinera Corp.*	27,805		249,133
Informatica Corp.*	138,690		1,904,214
Integral Systems, Inc.*	2,007		24,184
Interwoven, Inc.*	110,720		1,395,072
IPG Photonics Corp.*	40,273		530,798
Itron, Inc.*	18,000	[2]	1,147,320
Knot, Inc., The*	16,600		138,112
ManTech International Corp., Class A*	34,492		1,869,122
MEMC Electronic Materials, Inc.*	40,500		578,340
MercadoLibre, Inc.*	53,000		869,730
Monolithic Power Systems, Inc.*	224,642		2,832,736
Netezza Corp.*	112,526		747,173
NetLogic Microsystems, Inc.*	164,117		3,612,215
NetSuite, Inc.*	91,112		768,985
NeuStar, Inc., Class A*	27,800	[2]	531,814
Neutral Tandem, Inc.*	49,998		810,968
NICE Systems, Ltd.*	75,490		1,696,260
ON Semiconductor Corp.*	129,051		438,773
OPNET Technologies, Inc.*	25,628		252,692
Parametric Technology Corp.*	344,985		4,364,060
Perot Systems Corp.*	71,010		970,707
Polycom, Inc.*	33,068		446,749
Power Integrations, Inc.*	18,700		371,756
Quality Systems, Inc.	79,655	[2]	3,474,551
Rackspace Hosting, Inc.*	103,309		555,802

The accompanying notes are an integral part of these financial statements.

11

Managers Special Equity Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Information Technology—18.8% (continued)
Riverbed Technology, Inc.*	83,573		$951,896
Rudolph Technologies, Inc.*	40,900		144,377
S1 Corp.*	99,617		785,978
Silicon Laboratories, Inc.*	33,600		832,608
SINA Corp.*	16,800	[2]	388,920
Sohu.com, Inc.*	9,506		450,014
Solera Holdings, Inc.*	92,850		2,237,685
Starent Networks Corp.*	104,608		1,247,973
Super Micro Computer, Inc.*	69,500		439,935
Sybase, Inc.*	39,300		973,461
Synaptics, Inc.*	85,862		1,421,875
SYNNEX Corp.*	34,500		390,885
Synopsys, Inc.*	53,063		982,727
TeleCommunication Systems, Inc.*	90,265		775,376
TNS, Inc.*	44,600		418,794
TTM Technologies, Inc.*	74,900		390,229
Tyler Technologies, Inc.*	23,625		283,028
Ultratech Stepper, Inc.*	54,975		657,501
VASCO Data Security International, Inc.*	168,444		1,740,027
Virtusa Corp.*	46,331		261,307
Vocus, Inc.*	237,009		4,315,934
Websense, Inc.*	128,098		1,917,627
Wind River Systems, Inc.*	87,445		789,628
Yucheng Technologies, Ltd.*	188,920		1,377,227
Total Information Technology			83,532,501
Materials—1.9%
Allegheny Technologies, Inc.	23,200		592,296
Calgon Carbon Corp.*	56,243		863,892
Compass Minerals International, Inc.	15,800		926,828
Cytec Industries, Inc.	19,600		415,912
Haynes International, Inc.*	30,720		756,326
Koppers Holdings, Inc.	23,200		501,584
Olin Corp.	49,300		891,344
Rock-Tenn Co.	46,880		1,602,359
Scotts Miracle - Gro Co., The, Class A	28,700		852,964
Steel Dynamics, Inc.	102,135		1,141,869
Total Materials			8,545,374
Telecommunication Services—1.5%
Cincinnati Bell, Inc.*	333,319		643,306
NTELOS Holdings Corp.	66,947		1,650,913
Shenandoah Telecommunications Co.	12,355		346,558
Syniverse Holdings, Inc.*	344,448		4,112,709
Total Telecommunication Services			6,753,486
Utilities—0.5%
ITC Holdings Corp.	34,563		$1,509,712
Ormat Technologies, Inc.	26,500	[2]	844,555
Total Utilities			2,354,267
Total Common Stocks (cost $528,153,315)			436,294,642
Other Investment Companies—8.3%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.07%[3]	27,964,050		27,964,050
BNY Institutional Cash Reserves Fund, Series B*3.4	2,499,559		224,960
BNY Institutional Cash Reserves Fund, Series C*[3,5]	1,714,004		1,714,004
Dreyfus Cash Management Fund, Institutional Class Shares, 1.53%[6]	7,133,506		7,133,506
Total Other Investment Companies (cost $39,311,119)			37,036,520
Total Investments—106.4% (cost $567,464,434)			473,331,162
Other Assets, less Liabilities—(6.4)%			(28,786,429)
Net Assets—100.0%			$444,544,733

Based on the approximate cost of investments of $600,947,698 for Federal income tax purposes at December 31, 2008, the aggregate gross unrealized appreciation and depreciation were $28,390,370 and $156,006,906, respectively, resulting in net unrealized depreciation of investments of $127,616,536.

*	Non-income producing security.
[1]	Yield shown for an investment company represents the December 31, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of December 31, 2008, amounting to a market value of $31,893,188, or approximately 7.2% of net assets.
[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the BNY Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[5]	On October 6, 2008, BNYM established a separate sleeve of the ICRF (Series C) to hold a security issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.
[6]	The Fund’s investment is covered under the U.S. Treasury Temporary Money Market Fund Guarantee Program up to a maximum of $105,626,374.

Investments Definitions and Abbreviations:

ADR/GDR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank; a GDR (Global Depositary Receipt) is comparable, but foreign securities are held on deposit in a non-U.S. bank. The value of the ADR/GDR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADR/GDRs are initiated by the underlying foreign company.

The accompanying notes are an integral part of these financial statements.

12

Managers Special Equity Fund

Statement of Assets and Liabilities

December 31, 2008

Assets:
Investments at value (including securities on loan valued at $31,893,188)*	$473,331,162
Cash	4,416
Receivable for investments sold	30,284,972
Receivable for Fund shares sold	918,711
Dividends, interest and other receivables	280,384
Prepaid expenses	25,426
Total assets	504,845,071
Liabilities:
Payable for Fund shares repurchased	24,662,468
Payable upon return of securities loaned	32,177,613
Payable for investments purchased	2,700,036
Accrued expenses:
Investment advisory and management fees	349,522
Administrative fees	97,089
Other	313,610
Total liabilities	60,300,338
Net Assets	$444,544,733
Managers Shares:
Net Assets	$352,106,024
Shares outstanding	11,628,053
Net asset value, offering and redemption price per share	$30.28
Institutional Class Shares:
Net Assets	$92,438,709
Shares outstanding	3,024,595
Net asset value, offering and redemption price per share	$30.56
Net Assets Represent:
Paid-in capital	$806,924,442
Undistributed net investment loss	—
Accumulated net realized loss from investments	(268,246,437)
Net unrealized depreciation of investments	(94,133,272)
Net Assets	$444,544,733
* Investments at cost	$567,464,434

The accompanying notes are an integral part of these financial statements.

13

Managers Special Equity Fund

Statement of Operations

For the year ended December 31, 2008

Investment Income:
Dividend income	$8,712,923
Foreign withholding tax	(231,354)
Securities lending fees	1,820,619
Total investment income	10,302,188
Expenses:
Investment management fees	10,079,959
Administrative fees	2,799,989
Transfer agent	2,679,841
Professional fees	267,140
Reports to shareholders	249,708
Custodian	239,939
Trustees fees and expenses	121,900
Registration fees	76,383
Miscellaneous	103,407
Total expenses before offsets	16,618,266
Expense waiver	(5,926)
Expense reductions	(366,852)
Net expenses	16,245,488
Net investment loss	(5,943,300)
Net Realized and Unrealized Gain (Loss):
Net realized loss on investment transactions	(262,909,241)
Net unrealized depreciation of investments	(299,027,742)
Net realized and unrealized loss	(561,936,983)
Net decrease in net assets resulting from operations	$(567,880,283)

The accompanying notes are an integral part of these financial statements.

14

Managers Special Equity Fund

Statement of Changes in Net Assets

For the year ended December 31, 2008

	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment loss	$(5,943,300)	$(14,345,331)
Net realized gain (loss) on investments	(262,909,241)	468,715,374
Net unrealized depreciation of investments	(299,027,742)	(407,862,046)
Net increase (decrease) in net assets resulting from operations	(567,880,283)	46,507,997
Distributions to Shareholders:
From net realized gain on investments:
Managers Class	(60,482,450)	(388,900,274)
Institutional Class	(14,942,810)	(59,529,931)
Total distributions to shareholders	(75,425,260)	(448,430,205)
From Capital Share Transactions:
Managers Class:
Proceeds from sale of shares	187,952,090	299,186,761
Reinvestment of dividends and distributions	56,640,818	359,741,541
Cost of shares repurchased	(997,437,797)	(1,188,809,810)
Net decrease from Managers Class share transactions	(752,844,889)	(529,881,508)
Institutional Class:
Proceeds from sale of shares	116,771,071	78,116,331
Reinvestment of dividends and distributions	12,946,151	53,547,184
Cost of shares repurchased	(204,449,527)	(398,129,366)
Net decrease from Institutional Class share transactions	(74,732,305)	(266,465,851)
Net decrease from capital share transactions	(827,577,194)	(796,347,359)
Total decrease in net assets	(1,470,882,737)	(1,198,269,567)
Net Assets:
Beginning of year	1,915,427,470	3,113,697,037
End of year	$444,544,733	$1,915,427,470
End of year undistributed net investment income (loss)	—	$996,473

Share Transactions:
Managers Class:
Sale of shares	3,473,798	3,523,798
Reinvested shares from dividends and distribution	1,951,786	5,443,136
Shares repurchased	(19,749,465)	(13,771,697)
Net decrease in shares	(14,323,881)	(4,804,763)
Institutional Class:
Sale of shares	2,489,353	898,887
Reinvested shares from dividends and distribution	441,999	804,737
Shares repurchased	(3,729,675)	(4,606,651)
Net decrease in shares	(798,323)	(2,903,027)

The accompanying notes are an integral part of these financial statements.

15

Managers Special Equity Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Managers Class:	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$64.27	$82.96	$86.78	$90.42	$78.48
Income from Investment Operations:
Net investment loss	(0.28)[5]	(0.51)[5]	(0.14)[5]	(0.54)[5]	(0.56)
Net realized and unrealized gain (loss) on investments	(27.93)[5]	0.55 [5]	9.88 [5]	4.18 [5]	12.50
Total from investment operations	(28.21)	0.04	9.74	3.64	11.94
Less Distributions to Shareholders from:
Net realized gain on investments	(5.78)	(18.73)	(13.56)	(7.28)	—
Net Asset Value, End of Year	$30.28	$64.27	$82.96	$86.78	$90.42
Total Return [1]	(43.49)%	(0.60)%	11.28%	4.00%	15.18%
Ratio of net expenses to average net assets	1.48%	1.43%	1.42%	1.40%	1.40%
Ratio of net investment loss to average net assets [1]	(0.52)%	(0.59)%	(0.15)%	(0.60)%	(0.69)%
Portfolio turnover	138%	67%	76%	80%	68%
Net assets at end of year (000’s omitted)	$352,106	$1,668,031	$2,551,703	$2,834,314	$3,415,003

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.51%	1.46%	1.47%	1.45%	1.45%
Ratio of net investment loss to average net assets	(0.55)%	(0.62)%	(0.20)%	(0.65)%	(0.74)%

	For the year ended December 31,				For the period* ended December 31, 2004
Institutional Class:	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$64.71	$83.56	$87.09	$90.56	$78.91
Income from Investment Operations:
Net investment income (loss)	(0.15)[5]	(0.32)[5]	0.10 [5]	(0.33)[5]	(0.21)
Net realized and unrealized gain (loss) on investments	(28.16)[5]	0.52 [5]	9.93 [5]	4.14 [5]	11.86
Total from investment operations	(28.31)	0.20	10.03	3.81	11.65
Less Distributions to Shareholders from:
Net realized gain on investments	(5.84)	(19.05)	(13.56)	(7.28)	—
Net Asset Value, End of Period	$30.56	$64.71	$83.56	$87.09	$90.56
Total Return [1]	(43.35)%	(0.39)%	11.56%[6]	4.21%	14.75%[2]
Ratio of net expenses to average net assets	1.23%	1.20%	1.18%	1.20%	1.20%[3]
Ratio of net investment income (loss) to average net assets [1]	(0.29)%	(0.36)%	0.09%	(0.56)%	(0.49)%[3]
Portfolio turnover	138%	67%	76%	80%	68%[2]
Net assets at end of period (000’s omitted)	$92,439	$247,396	$561,994	$510,541	$274,010

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.26%	1.23%	1.23%	1.25%	1.26%[3]
Ratio of net investment income (loss) to average net assets	(0.32)%	(0.39)%	0.04%	(0.61)%	(0.55)%[3]

*	Commencement of operations was May 3, 2004.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)
[2]	Not Annualized. (See Note 1(c) to the Notes to Financial Statements.)
[3]	Annualized.
[4]

Excludes the impact of fee waivers and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) to the Notes to Financial Statements.)

[5]	Per share numbers have been calculated using average shares.
[6]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

16

Managers Special Equity Fund

Notes to Financial Statements

December 31, 2008

1.	Summary of Significant Accounting Policies

The Managers Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report is the Managers Special Equity Fund (“Special Equity” or the “Fund”).

The Fund offers both Managers Class shares and Institutional Class shares. The Institutional Class shares, which are designed primarily for institutional investors that meet certain administrative and servicing criteria, have a minimum investment of $2,500,000. Managers Class shares are offered to all other investors. Each class represents interest in the same assets of the Fund and the classes are identical except for class specific expenses related to shareholder activity. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Both classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the-counter securities are valued at the last quoted bid price. The Fund’s investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the value of certain Fund investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained

17

Managers Special Equity Fund

Notes to Financial Statements (continued)

from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2008:

Level	Investments in Securities	Other Financial Instruments*
Special Equity
Level 1	$471,392,198	—
Level 2	1,938,964	—
Level 3	—	—

Total	$473,331,162	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Fund had certain portfolio trades directed to various brokers who paid a portion of the Fund’s expenses. For the year ended December 31, 2008, under these arrangements the amount by which the Fund’s expenses were reduced and the impact on the expense ratios was as follows: $347,918 or 0.03% annualized.

The Fund has a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”) (formerly The Bank of New York), the Fund’s custodian, whereby the Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left un-invested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 2008, the custodian expense was reduced by $6,339.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the year ended December 31, 2008, the Fund incurred overdraft fees of $12,616.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the year end December 31, 2008, the transfer agent expense was reduced by $12,595.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund has made in the JPMorgan Liquid Assets Money Market Fund or the JPMorgan U.S. Government Money Market Fund. For the year ended December 31, 2008, the management fee was reduced by $5,926.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid annually. Distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the past two years were as follows:

	2008	2007
Distributions paid from:
Ordinary income	—	—
Short-term capital gains	$517,105	$28,949,941
Long-term capital gains	74,908,155	419,480,264

	$75,425,260	$448,430,205

As a % of distributions paid (unaudited):
Qualified ordinary income	—	—
Ordinary income - dividends received deduction	—	—

18

Managers Special Equity Fund

Notes to Financial Statements (continued)

As of December 31, 2008, the components of distributable earnings (excluding unrealized appreciation/deprecation) on a tax basis consisted of:

Capital loss carryforward	$145,119,718
Undistributed ordinary income	—
Undistributed short-term capital gains	—
Undistributed long-term capital gains	—

e.	Federal Taxes

The Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2005-2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f.	Capital Loss Carryovers

As of December 31, 2008, the Fund had accumulated net realized capital loss carryover from securities transactions for Federal income tax purposes of $145,119,718 expiring December 31, 2016. For the year ended December 31, 2008, the Fund utilized no capital loss carryovers.

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each fund. The Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 2008 certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Fund as follows: Managers Class shares – two collectively own 41%; Institutional Class shares – three collectively own 88%. Transactions by these shareholders may have a material impact on the Fund or the class.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager selects subadvisors for the Fund (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. The Fund’s investment portfolio is managed by portfolio managers who serve pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2008, the annual investment management fee rate, as a percentage of average daily net assets, was 0.90%.

The Trust has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. The Fund pays a fee to the Administrator at the rate of 0.25% per annum of the Fund’s average daily net assets for this service.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Fund is distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for the Fund. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

During the year ended December 31, 2008, the Fund executed the following transactions at the closing price of the security and with no commissions under Rule 17a-7 procedures approved by the Board of Trustees:

January 2, 2008 – sold securities to the Skyline Opportunity Fund

Security	Shares	Cost
AirTran Holdings, Inc.	5,600	$38,808
Aspen Insurance Holdings, Ltd.	6,500	184,340
Arris Group, Inc.	6,700	63,181
American Axle & Manufacturing Holdings, Inc.	3,100	56,265
Big 5 Sporting Goods Corp.	6,300	90,216
B&G Foods, Inc.	6,000	60,660
Borland Software Corp.	6,600	19,140

19

Managers Special Equity Fund

Notes to Financial Statements (continued)

Security	Shares	Cost
CAI International, Inc.	4,300	$42,484
Cincinnati Bell, Inc.	26,700	120,684
Crane Co.	3,500	148,995
Carlisle Cos., Inc.	3,100	116,033
Convergys Corp.	3,600	57,744
Delphi Financial Group, Inc., Class A	3,600	121,464
Electronics for Imaging, Inc.	6,000	131,880
Fairchild Semiconductor International, Inc.	6,400	89,024
Financial Federal Corp.	3,000	67,200
Comfort Systems USA, Inc.	7,300	89,936
Harris Stratex Networks, Inc.	4,000	67,000
Hercules Technology Growth Capital, Inc.	4,700	55,366
MarineMax, Inc.	4,400	65,164
Key Energy Services, Inc.	5,800	83,926
MCG Capital Corp.	5,300	61,109
Miller Herman, Inc.	3,200	103,072
Mattson Technology, Inc.	5,700	47,823
Prosperity Bancshares, Inc.	4,400	124,872
Ryder System, Inc.	1,300	59,683
RAM Holdings, Ltd.	8,000	37,760
Reinsurance Group of America, Inc.	3,500	179,515
Rudolph Technologies, Inc.	3,300	36,993
SeaBright Insurance Holdings, Inc.	6,700	98,825
iStar Financial, Inc.	300	7,725
Spherion Corp.	12,500	86,875
SkyWest, Inc.	4,900	130,536
Super Micro Computer, Inc.	5,600	47,208
SYNNEX Corp.	5,300	100,859
TNS, Inc.	5,600	93,744
TradeStation Group, Inc.	6,800	94,588
TTM Technologies, Inc.	7,100	83,212

Total	216,700	$3,163,909

January 15, 2008 – bought securities from the Managers Fremont Global Fund

Security	Shares	Cost
Aruba Networks, Inc.	700	$8,050

January 15, 2008 – bought securities from the Managers Fremont Micro-Cap Fund

Security	Shares	Cost
Aruba Networks, Inc.	12,443	$143,095
Calgon Carbon Corp.	95,500	1,353,235
Omniture, Inc.	56,200	1,511,780

Total	164,143	$3,008,110

May 12, 2008 – sold securities to the Investment Fund for Foundations Multi-Asset Fund

Security	Shares	Cost
General Communication, Inc., Class A	230,000	$1,492,700

September 16, 2008 – bought securities from the Managers Small Company Fund

Security	Shares	Cost
Psychiatric Solutions, Inc.	4,890	$180,588
Enersys, Inc.	4,940	95,984
Immucor, Inc.	5,220	167,040
Phase Forward, Inc.	8,300	165,917
NICE Systems, Ltd.	4,700	123,328
Atwood Oceanics, Inc.	3,340	127,187
Microsemi Corp.	6,930	180,873
Tetra Technologies, Inc.	6,530	177,877
eResearch Technology, Inc.	7,416	85,581
Digital River, Inc.	2,730	108,463
Pediatrix Medical Group, Inc.	1,250	71,950
Syniverse Holdings, Inc.	6,400	117,120
Tupperware Brands Corp.	4,500	153,585
NTELOS Holdings Corp	5,580	159,979
Solera Holdings, Inc.	2,464	71,456
Alkermes, Inc.	9,599	122,771

Total	84,789	$2,109,699

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the year ended December 31, 2008, were $1,581,331,530 and $2,383,157,971, respectively. There were no purchases or sales of U.S. Government securities.

4.	Portfolio Securities Loaned

The Fund may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value

20

Managers Special Equity Fund

Notes to Financial Statements (continued)

of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September and October of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to the Fund. The Fund’s position in the separate sleeves of the ICRF Fund is included in the Schedule of Portfolio Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and the Statement of Operations.

5.	Commitments and Contingencies

In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6.	New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Management is currently evaluating the impact, if any, of SFAS 161 on financial statement disclosures.

Tax Information (unaudited)

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, the Fund hereby designate as a capital gain distribution with respect to the taxable year ended December 31, 2008, $74,908,155 or, if subsequently determined to be different, the net capital gains of such year.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Funds and the Shareholders of Managers Special Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Special Equity Fund (one of the series constituting The Managers Funds, hereafter referred to as the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 27, 2009

22

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex

Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton

Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 1993 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 1987 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, Managers AMG Funds, Managers Trust I and II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1995	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, Managers AMG Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

23

Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K MULTI-CAP EQUITY

Gannet Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Federated MDTA LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL ENHANCED YIELD

Gannet Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended December 31, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2008	Fiscal 2007
Essex Large Cap Growth Fund	$18,899	$22,419
Managers Special Equity Fund	$32,146	$39,989
Managers International Equity Fund	$31,779	$35,617
Managers Emerging Markets Equity Fund	$27,840	$25,587
Managers Bond Fund	$39,556	$36,564
Managers Global Bond Fund	$27,756	$28,501
Managers Money Market Fund	$9,800	$10,139
All Funds in the Managers Complex Audited by PwC	$769,183	$758,032

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2008	Fiscal 2007
Essex Large Cap Growth Fund	$6,471	$6,400
Managers Special Equity Fund	$8,580	$8,900
Managers International Equity Fund	$9,298	$9,000
Managers Emerging Markets Equity Fund	$9,298	$8,500
Managers Bond Fund	$8,484	$9,500
Managers Global Bond Fund	$8,771	$8,500
Managers Money Market Fund	$4,218	$6,700

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2007, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2007	2006	2007	2006	2007	2006
Control Affiliates	$467,485	$357,120	$1,264,360	$839,245	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

Not applicable.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MANAGERS FUNDS

By:	/s/ John H. Streur
John H. Streur, President

Date:	February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	February 27, 2009

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	February 27, 2009